                                                               File No. 33-47811
                                                               File No. 811-6675

                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549
                                    FORM N-1A

REGISTRATION STATEMENT UNDER THE SECURITIES ACT OF 1933                    [X]
      Post-Effective Amendment No. 13                                      [X]
REGISTRATION STATEMENT UNDER THE INVESTMENT COMPANY ACT OF 1940            [X]
      Amendment No. 12                                                     [X]

                                 ---------------
                                 ONE FUND, INC.
                           (Exact Name of Registrant)
                                One Financial Way
                             Cincinnati, Ohio 45242
                     (Address of Principal Executive Office)
                            Area Code (513) 794-6316
                         (Registrant's Telephone Number)

                          Ronald L. Benedict, Secretary
                                 ONE Fund, Inc.
                                One Financial Way
                             Cincinnati, Ohio 45242
                     (Name and Address of Agent for Service)

                                   Notice to:
                           W. Randolph Thompson, Esq.
                                   Of Counsel
                              Jones & Blouch L.L.P.
                                 Suite 405 West
                        1025 Thomas Jefferson Street, NW
                             Washington, D.C. 20007
                                -----------------

Approximate Date of Proposed Public Offering: as soon after the effective date of this registration statement as is practicable.

Registrant has heretofore registered an indefinite amount of securities under the Securities Act of 1933 pursuant to Rule 24f-2.

It is proposed that this filing will become effective (check appropriate box):

              immediately upon filing pursuant to paragraph (b)
      ---
              on (date) pursuant to paragraph (b)
      ---

              60 days after filing pursuant to paragraph (a)(1)

       X
      ---     on (date)                  pursuant to paragraph (a)(1)
              75 days after filing pursuant to paragraph (a)(2)

      ---

              on (date) pursuant to paragraph (a)(2) of Rule 485.
      ---
If appropriate, check the following box:
              this post-effective amendment designates a new effective date
      ---     for a previously filed post-effective amendment.

                                   PROSPECTUS


                                NOVEMBER 1, 1999


                                 ONE FUND, INC.
                               One Financial Way
                             Cincinnati, Ohio 45242
                            Telephone 1-800-578-8078


ONE Fund, Inc. ("ONE Fund") is a mutual fund with seven diversified portfolios. Those portfolios have the following investment objectives:



- MONEY MARKET PORTFOLIO -- current income consistent with preservation of capital and liquidity.



- INCOME PORTFOLIO -- high current income. Preservation of capital is a secondary objective.


- INCOME & GROWTH PORTFOLIO -- moderate income with the potential for increasing income over time. Growth of capital is also a primary objective.

- GROWTH PORTFOLIO -- long-term capital growth.

- CORE GROWTH PORTFOLIO -- long-term capital appreciation.


- SMALL CAP PORTFOLIO -- maximum capital growth by investing primarily in common stocks of small and medium sized companies.


- INTERNATIONAL PORTFOLIO -- long-term capital growth by investing primarily in common stocks of foreign companies.


This prospectus sets forth concisely the information about ONE Fund that you should know before investing. This prospectus should be retained for future reference.


NEITHER THE SECURITIES AND EXCHANGE COMMISSION NOR ANY STATE SECURITIES COMMISSION HAS APPROVED OR DISAPPROVED OF THESE SECURITIES OR PASSED UPON THE ACCURACY OR ADEQUACY OF THIS PROSPECTUS. ANY REPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFENSE.

                               TABLE OF CONTENTS


Fee Table...................................................    3
Risk/Return Summary.........................................    4
  General Investment Objectives.............................    4
  Money Market Portfolio....................................    4
  Income Portfolio..........................................    6
  Income & Growth Portfolio.................................    7
  Growth Portfolio..........................................    8
  Core Growth Portfolio.....................................   10
  Small Cap Portfolio.......................................   11
  International Portfolio...................................   12
Additional Risk Factors.....................................   14
ONE Fund Management.........................................   17
  Investment Adviser, Sub-advisers..........................   17
  The Adviser's Investment Style............................   18
  ONE Fund's Portfolio Managers.............................   19
  Fund Services.............................................   20
Shareholder Information.....................................   21
  Buying Shares.............................................   21
  Purchase Price............................................   21
  Sales Charges.............................................   21
  12b-1 Fees................................................   22
  Sales Contests............................................   22
  Reducing the Sales Charge.................................   22
  Flexibility Features......................................   24
  Redeeming Shares..........................................   26
  Dividends, Distributions and Taxes........................   27
Financial Highlights Information............................   28


                  STATEMENT OF ADDITIONAL INFORMATION CONTENTS

Investment Policies and Restrictions

Controlling Persons and Principal Shareholders

Brokerage Allocation

Tax Status

Underwriters


Financial Statements

                              ABOUT ONE FUND


                              ONE Fund has seven fully diversified portfolios. ONE Fund's assets are managed by Ohio National Investments, Inc. (the "Adviser") which is a wholly-owned subsidiary of The Ohio National Life Insurance Company ("ONLI"). The principal underwriter of ONE Fund is Ohio National Equities, Inc. ("ONEQ") which is also a wholly-owned subsidiary of ONLI. Each of these companies is located at One Financial Way, Cincinnati, Ohio 45242.


                                   FEE TABLE


This table and example describe the fees and expenses that you may pay if you buy and hold shares of ONE Fund and are provided to help you understand the expenses of investing in ONE Fund and your share of ONE Fund's operating expenses. A variety of ways to reduce the sales charge are available. See "Sales Charges" and "Reducing the Sales Charge."


SHAREHOLDER FEES (FEES PAID DIRECTLY FROM YOUR INVESTMENT):

Maximum Sales Charge (Load ) Imposed on Purchases (as a percentage of offering price) (1)


Money Market Portfolio......................................    None
Income Portfolio............................................    3.00%
Income & Growth Portfolio...................................    5.00%
Growth Portfolio............................................    5.00%
Core Growth Portfolio.......................................    5.00%
Small Cap Portfolio.........................................    5.00%
International Portfolio.....................................    5.00%


ANNUAL FUND OPERATING EXPENSES (EXPENSES THAT ARE DEDUCTED FROM ONE FUND
ASSETS):


                                              Management     12B-1      OTHER      TOTAL OPERATING
                                               FEES (2)     FEES(3)    EXPENSES       EXPENSES
                                              ----------    -------    --------    ---------------
Money Market Portfolio......................     0.30%       0.15%       0.58%          1.03%
Income Portfolio............................     0.50%       0.25%       0.79%          1.54%
Income & Growth Portfolio...................     0.50%       0.25%       0.60%          1.35%
Growth Portfolio............................     0.50%       0.25%       0.64%          1.39%
Core Growth Portfolio.......................     0.95%       0.25%       0.92%          2.12%
Small Cap Portfolio.........................     0.65%       0.25%       0.92%          1.82%
International Portfolio.....................     0.90%       0.25%       1.05%          2.20%
                                                 ----        ----        ----           ----



* Estimated


EXAMPLE:

The Example enables you to compare the long-term cost of owning ONE Fund versus other funds. Funds with higher recurring operating expenses might, over time, be more expensive than a fund with a higher sales charge but lower recurring operating expenses.

THE EXAMPLE SHOULD NOT BE CONSIDERED A REPRESENTATION OF PAST OR FUTURE EXPENSES. ACTUAL EXPENSES MAY BE MORE OR LESS THAN THOSE SHOWN.

The Example assumes that you invest $10,000 in the ONE Fund portfolio for the time periods indicated. The Example also assumes that your investment has a 5% return each year and that the Fund's operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions your costs would be:


                                                       1 YEAR    3 YEARS    5 YEARS    10 YEARS
                                                       ------    -------    -------    --------
Money Market Portfolio...............................   $106     $  329     $  571      $1,264
Income Portfolio.....................................    453        775      1,120       2,090
Income & Growth Portfolio............................    632        909      1,207       2,051
Growth Portfolio.....................................    635        921      1,227       2,093
Core Growth Portfolio................................    706      1,137      1,592       2,848
Small Cap Portfolio..................................    677      1,049      1,443       2,544
International Portfolio..............................    714      1,161      1,632       2,927


---------------

(1) The Maximum Sales Charge scales down for purchases of $25,000 or more and becomes a contingent deferred sales charge of 0.5%, for 2 years following purchase, for accounts of at least $1 million. If you transfer funds from lower load portfolios, you pay the additional load at the time of transfer.


(2) The Adviser is presently voluntarily waiving 0.15% of its Management Fees for certain portfolios. With those waivers, the Management Fees are 0.15% for the Money Market Portfolio, 0.35% for the Income, Income & Growth and Growth Portfolios, and 0.50% for the Small Cap Portfolio. Current Operating Expenses are 0.88% for the Money Market Portfolio, 1.39% for the Income Portfolio, 1.20% for the Income & Growth Portfolio, 1.24% for the Growth Portfolio and 1.67% for the Small Cap Portfolio.


(3) The 12b-1 Fees shown are based on an estimate that no individual sales representative will reach critical production levels this year. In later years, these fees could be slightly higher, but no higher than 0.17% for the Money Market Portfolio and 0.30% for the other portfolios.

                              RISK/RETURN SUMMARY

                              - GENERAL INVESTMENT OBJECTIVES

Each portfolio has its own    Each portfolio of ONE Fund has a different
investment objectives and     investment objective and pursues that objective
policies.                     through its own investment policies. These
                              differences mean that the total returns and risks for each portfolio will be different. Of course, the achievement of investment objectives cannot be assured because of the risks of fluctuating prices of the underlying securities. Risks associated with particular portfolios are discussed as part of the description of those portfolios. Following the portfolio descriptions, there is a general discussion of risks that affect all of the portfolios.

                              - MONEY MARKET PORTFOLIO

Current income, preservation  The objective of the Money Market Portfolio is to
of capital and liquidity      provide current income consistent with
                              preservation of capital and liquidity. Essentially all the assets of this portfolio will be invested in high quality cash equivalent securities maturing in 13 months or less, including securities issued by (or guaranteed by) the U.S.
                              Government or its agencies or instrumentalities, commercial paper, corporate bonds and notes, certificates of deposit, bankers' acceptances and repurchase agreements. Commercial paper is unsecured promissory notes issued by corporations to finance short-term credit needs.

                              The dollar-weighted average maturity of all securities in this portfolio will never be more than 90 days. The Statement of Additional Information provides a more complete description of the types of financial instruments in which this portfolio may invest.


Money Market Portfolio risk   The Money Market Portfolio offers the least risk
factors                       of the eight ONE Fund portfolios, but also the
                              least opportunity for above-average long-term return. Income will fluctuate with changes in the level of short-term interest rates.


                              An investment in the Money Market Portfolio is not a deposit of any bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. Although the Money Market Portfolio seeks to preserve the value of investments at $1 per share, it is possible to lose money by investing in this portfolio.

                              The bar chart shown on the next page provides an indication of the risks of investing in the Money Market Portfolio by showing changes in the portfolio's performance for full calendar years since its inception on August 18, 1992. How the portfolio has performed in the past is not necessarily an indication of how the portfolio will perform in the future. Sales loads are not reflected in the chart because this portfolio's shares are sold without any sales charge.

                                       '1993'                 2.82
                                       '1994'                 3.97
                                       '1995'                 5.42
                                       '1996'                 4.99
                                       '1997'                  4.7
                                       '1998'                 4.85

                              During the period shown in the bar chart, the highest return for a quarter was 1.36% (quarter ending March 31, 1995) and the lowest return for a quarter was .70% (quarter ending September 30,
                              1993).



                                            AVERAGE ANNUAL TOTAL RETURNS                               SINCE
                                              (FOR THE PERIODS ENDING       PAST ONE    PAST FIVE    INCEPTION
                                                 DECEMBER 31, 1998)           YEAR        YEARS       (8/92)
                                             Money Market Portfolio          4.85 %      4.38 %       4.31 %



                              Money Market Portfolio Seven Day Yield Ending 6/30/99: 4.06%

                              - INCOME PORTFOLIO


High current income and       The objective of the Income Portfolio is to
preservation of capital       provide high current income. Preservation of
                              capital is a secondary objective. The Adviser will seek to preserve capital by shortening the average maturity of this portfolio during times of volatile interest rates. Shorter maturities reduce exposure to interest risk and correspondingly reduce the risk of loss of capital.

                              Normally, at least 85% of the assets of this portfolio will be invested in investment-grade fixed income securities and the equivalent, including corporate bonds, securities issued by (or guaranteed by) the U.S. Government or its agencies or instrumentalities, mortgage-backed securities, and cash equivalents. The remainder may be invested in below-investment-grade corporate bonds ("junk bonds").

                              While this portfolio may invest in high-yield, or "junk" bonds, at no time will any such bond be purchased if it would result in more than 15% of the assets of this portfolio being represented by such securities. Bonds rated below the second highest below-investment-grade category (B) by Moody's or Standard & Poor's will not be purchased.

Income Portfolio risk         The Income Portfolio is primarily invested in
factors                       securities that the Adviser believes present
                              relatively low risk. To the extent deemed prudent, the Adviser will also seek to increase the income to this portfolio by positioning no more than 15% of its assets in high yield bonds, provided that the differences in yield appear to be sufficient to justify the higher risks involved. The market value of such a security is likely to fluctuate more than that of an investment grade bond, especially during periods of economic uncertainty or when the issuer's ability to pay the interest or principal might be in doubt. The portfolio's ability to sell a security or to obtain current pricing information might be impaired at times when an issuer's creditworthiness is not perceived to be sound.

                              With debt securities, the degree of financial risk generally increases the lower the security is rated, and the degree of market risk increases with the length of time remaining to maturity. During periods of rising interest rates, the market prices of all income producing securities will tend to decline. When interest rates fall, the market prices of such securities will tend to rise. Thus, there is always a risk of principal loss or gain associated with this portfolio. In addition, changes in economic conditions in general, or changes in an issuer's financial condition, might impair the ability of an issuer to timely pay interest and principal, thus adversely affecting the market price of such securities.

                              The bar chart and table shown on the next page provide an indication of the risks of investing in the Income Portfolio by showing changes in the portfolio's performance for full calendar years since its inception on August 18, 1992 and by showing how the portfolio's average annual returns for one year, five years and since inception compare to those of a broad-based securities market index. How the portfolio has performed in the past is not necessarily an indication of how the portfolio will perform in the future. Sales loads are not reflected in the chart or table. If they were reflected, returns would be less than those shown.

                              '1993'                                       17.85
                              ------                                       -----
                              '1994'                                      -10.75
                              '1995'                                       16.73
                              '1996'                                        4.85
                              '1997'                                        8.17
                              '1998'                                        6.74


                              During the period shown in the bar chart, the highest return for a quarter was 5.94% (quarter ending March 31, 1993) and the lowest return for a quarter was -3.77% (quarter ending March 31,
                              1994).




                    AVERAGE ANNUAL TOTAL RETURNS                               SINCE
                      (FOR THE PERIODS ENDING       PAST ONE    PAST FIVE    INCEPTION
                         DECEMBER 31, 1998)           YEAR        YEARS       (8/92)
                        Income Portfolio             6.74 %      5.93 %       6.48 %
                         Lehman Brothers
                    Government/Corporate Bond
                      Index -- Intermediate*         4.18 %      7.04 %       6.22 %


                              *The Lehman Brothers Government/Corporate Bond
                               Index-Intermediate is a widely recognized, unmanaged intermediate government and corporate bond index.

                              - INCOME & GROWTH PORTFOLIO

Moderate income with the The objective of the Income & Growth Portfolio is potential for increasing to provide moderate income with the potential for income and growing capital increasing income over time. Growth of capital is also a primary objective.

                              At least 90% of the assets of this portfolio will be invested in income producing securities. Normally, at least 50% of the assets will be invested in dividend-paying common stocks. The remaining assets will be invested in preferred stocks, corporate bonds, convertible bonds, securities issued by (or guaranteed by) the U.S. Government or its agencies or instrumentalities, mortgage-backed securities, or cash and cash equivalents.

Income & Growth Portfolio     The risk factors related to the Income Portfolio
risk factors                  will also apply to the debt security portion of
                              this portfolio, and the risk factors related to the Growth Portfolio will apply to the stock portion of this portfolio.

                              However, market risk factors for debt securities and stocks often (but not always) tend to offset each other.

                              The bar chart and table shown below provide an indication of the risks of investing in the Income & Growth Portfolio by showing changes in the portfolio's performance for full calendar years since its inception on August 18, 1992 and by showing how the portfolio's average annual returns for one year, five years and since inception compare to those of a broad-based securities market index. How the portfolio has performed in the past is not necessarily an indication of how the portfolio will perform in the future. Sales loads are not reflected in the chart or table. If they were reflected, returns would be less than those shown.

                              '1993'                                   17.51
                              '1994'                                   -0.67
                              '1995'                                   24.61
                              '1996'                                   15.82
                              '1997'                                   22.87
                              '1998'                                    3.69


                              During the period shown in the bar chart, the highest return for a quarter was 11.82% (quarter ending September 30, 1997) and the lowest return for a quarter was 9.64% (quarter ending September 30, 1998).




                           AVERAGE ANNUAL TOTAL RETURNS                               SINCE
                             (FOR THE PERIODS ENDING       PAST ONE    PAST FIVE    INCEPTION
                                DECEMBER 31, 1998)           YEAR        YEARS       (8/92)
                           Income & Growth Portfolio        3.69 %      12.79 %      12.71 %
                                   S&P 500*                28.58 %      24.05 %      20.82 %


                              *The S&P 500 is the Standard & Poor's Composite
                               Index of 500 Stocks, a widely recognized, unmanaged index of common stock prices.

                              - GROWTH PORTFOLIO

Long-term growth              The objective of the Growth Portfolio is to
                              provide long-term capital growth. Current income is incidental to the objective of capital growth.

                              Normally, at least 90% of the assets of this portfolio will be invested in common stocks and securities convertible into common stocks. Selection of stocks is not limited with regard to whether the stocks are exchange-listed or dividend-paying or whether they are issued by companies of any particular size. The remaining assets will be held in preferred stocks, investment grade corporate bonds, U.S. Government securities, or short term obligations and cash equivalents. The Adviser may temporarily invest a larger portion of the assets in cash or cash equivalents for defensive purposes or to meet anticipated redemption requests.

Growth Portfolio risk         Securities ratings are generally not a factor in
factors                       stock selection. While common stocks offer greater
                              opportunities than other securities for long-term total return, their prices are subject to substantial fluctuation. Among factors affecting stock prices in general are economic and financial trends, expectations about business activity, and anticipation of changes in corporate earnings.

                              The bar chart and table shown below and on the next page provide an indication of the risks of investing in the Growth Portfolio by showing changes in the portfolio's performance for full calendar years since its inception on August 18, 1992 and by showing how the portfolio's average annual returns for one year, five years and since inception compare to those of a broad-based securities market index. How the portfolio has performed in the past is not necessarily an indication of how the portfolio will perform in the future. Sales loads are not reflected in the chart or table. If they were reflected, returns would be less than those shown.

                               '1993'                             17.08
                               '1994'                              0.61
                               '1995'                             28.16
                               '1996'                             17.81
                               '1997'                             16.72
                               '1998'                              2.61


                              During the period shown in the bar chart, the highest return for a quarter was 15.57% (quarter ending December 31, 1998) and the lowest return for a quarter was -18.63% (quarter ending September 30, 1998).



                              AVERAGE ANNUAL TOTAL RETURNS                               SINCE
                                (FOR THE PERIODS ENDING       PAST ONE    PAST FIVE    INCEPTION
                                   DECEMBER 31, 1998)           YEAR        YEARS       (8/92)
                                  Growth Portfolio            26.15 %      12.71 %      13.82 %
                                      S&P 500*                28.58 %      24.05 %      20.82 %



                              *The S&P 500 is the Standard & Poor's Composite
                               Index of 500 Stocks, a widely recognized, unmanaged index of common stock prices.

                              - CORE GROWTH PORTFOLIO

Long-term capital             The objective of the Core Growth Portfolio is to
appreciation                  provide long-term capital appreciation by
                              investing primarily in equity securities of large, medium and small companies that Pilgrim Baxter &
                              Associates, Ltd. ("PBA") believes have strong earnings growth and long-term capital appreciation prospects. PBA seeks companies poised for rapid growth that have a history of above-average earnings growth, demonstrate the ability to sustain that growth, and operate in industries or markets experiencing increased demand for their products or services.

PBA's investment process      PBA seeks to construct an investment portfolio
                              having strong growth characteristics. PBA begins by creating a universe of rapidly growing companies having desired quality characteristics.
                              Using proprietary software and research models that incorporate attributes of successful growth
                              (such as positive earnings surprises, upward earnings estimate revisions, and accelerating sales and earnings growth), PBA creates a universe of growing companies. Then, using fundamental research, PBA evaluates each company's earnings quality and assesses the sustainability of the company's current growth trends.

Core Growth Portfolio risk    This portfolio's investments in small and medium
factors                       capitalization companies may experience greater
                              price volatility than portfolios investing primarily in larger, more established companies.
                              Because the universe of companies in which this portfolio invests will experience stock price volatility, it is important that investors maintain a long-term investment perspective.

                              The bar chart and table shown on the next page provide an indication of the risks of investing in the Core Growth Portfolio by showing changes in the portfolio's performance for full calendar years since its inception on November 1, 1996 and by showing how the portfolio's average annual returns for one year and since inception compare to those of a broad-based securities market index. How the portfolio has performed in the past is not necessarily an indication of how the portfolio will perform in the future. Sales loads are not reflected in the chart or table. If they were reflected, returns would be less than those shown.

                              '1997'                              -6.37
                              '1998'                               6.8


                              During the period shown in the bar chart, the highest return for a quarter was 24.16% (quarter ending June 30, 1999) and the lowest return for a quarter was -22.70% (quarter ending September 30,
                              1998).



                                                                                        SINCE
                                   AVERAGE ANNUAL TOTAL RETURNS           PAST ONE    INCEPTION
                            (FOR THE PERIODS ENDING DECEMBER 31, 1998)      YEAR       (11/96)
                                    Core Growth Portfolio                   6.80%       -0.51%
                                     Russell 3000 Index*                   24.13%       28.78%


                              *The Russell 3000 Index is a widely recognized,
                               unmanaged index of growth stock prices.

                              - SMALL CAP PORTFOLIO

Capital growth through        The objective of the Small Cap Portfolio is to
stocks of small and medium    provide maximum capital growth by investing
sized companies               primarily in common stocks of small and medium
                              sized companies. Ordinarily, these companies are not listed on a national securities exchange but will be traded over the counter.

                              Under normal market conditions, at least 65% of this portfolio's assets will be invested in common stocks of companies with market capitalizations of less than $1 billion. However, under unusual market conditions, it may temporarily invest more than 35% of its assets in larger companies if they appear to present better prospects for capital appreciation.

Small Cap Portfolio risk      Investments in this portfolio generally involve a
factors                       high degree of market and financial risk. Small
                              and medium sized companies selected for this portfolio are generally those that are still in the developing stages of their life cycles and are able to achieve rapid growth in sales, earnings and share prices. Investments in these companies involve greater risk than is customarily associated with more established companies because smaller or newer companies often (a) are dependent on one-person management, (b) have limited product lines, markets or financial resources, (c) their securities may have limited marketability, and (d) the price of their common stock may be subject to more abrupt or erratic movements than securities of larger, more established companies or the market averages.

                              The bar chart and table shown below provide an indication of the risks of investing in the Small Cap Portfolio by showing changes in the portfolio's performance for full calendar years since its inception on November 1, 1994 and by showing how the portfolio's average annual returns for one year and since inception compare to those of a broad-based securities market index. How the portfolio has performed in the past is not necessarily an indication of how the portfolio will perform in the future. Sales loads are not reflected in the chart or table. If they were reflected, returns would be less than those shown.

                              '1995'                                21.6
                              '1996'                                17.01
                              '1997'                                16.92
                              '1998'                               -13.35


                              During the period shown in the bar chart, the highest return for a quarter was 16.21% (quarter ending June 30, 1999) and the lowest return for a quarter was -20.87% (quarter ending September 30,
                              1998).



                                                                                          SINCE
                                     AVERAGE ANNUAL TOTAL RETURNS           PAST ONE    INCEPTION
                              (FOR THE PERIODS ENDING DECEMBER 31, 1998)      YEAR       (11/94)
                                       Small Cap Portfolio                   -13.35%        9.28%
                                       Russell 2000 Index*                    -7.55%       14.51%



                              *The Russell 2000 Index is a widely recognized,
                               unmanaged index of small cap common stock prices.

                              - INTERNATIONAL PORTFOLIO


Total return through foreign  The objective of the International Portfolio is to stocks provide total return on assets by investing primarily in securities of foreign companies. This portfolio may also invest in fixed-income securities of foreign issuers. When deemed appropriate for temporary defensive purposes, it may invest in short-term debt instruments of U.S. or foreign issuers, in U.S. Government obligations, or in U.S. common stocks.

                              While there is no restriction limiting the countries in which the portfolio may invest, it normally will invest only in countries with developed securities markets and developed or developing economies, and for which the Board of Directors has determined custody arrangements are reasonable.




International Portfolio risk  Investing in foreign securities may involve a factors greater degree of risk than investing in domestic securities. See the discussion of risk factors under "Foreign Securities".



                              The bar chart and table shown below provide an indication of the risks of investing in the International Portfolio by showing changes in the portfolio's performance for full calendar years since its inception on May 1, 1993 and by showing how the portfolio's average annual returns for one year, five year and since inception compare to those of a broad-based securities market index. How the portfolio has performed in the past is not necessarily an indication of how the portfolio will perform in the future. Sales loads are not reflected in the chart or table. If they were reflected, returns would be less than those shown.


                              '1994'                                     9.59
                              '1995'                                    11.89
                              '1996'                                    13.95
                              '1997'                                     1.24
                              '1998'                                    -2.71


                              During the period shown in the bar chart, the highest return for a quarter was 8.85% (quarter ending March 31, 1994) and the lowest return for a quarter was -15.25% (quarter ending September 30,
                              1998).



                                                                                           SINCE
                                      AVERAGE ANNUAL TOTAL RETURNS           PAST ONE    INCEPTION
                               (FOR THE PERIODS ENDING DECEMBER 31, 1998)      YEAR       (5/93)
                                      International Portfolio                 -2.71%       10.65%
                                         MSCI EAFE Index*                     18.23%        7.65%



                              *The MSCI EAFE Index is the Morgan Stanley Capital
                               International Europe, Asia, Far East Index, a widely recognized, unmanaged index of international stock prices.

                              ADDITIONAL RISK FACTORS


                              - DIVERSIFICATION


No more than 5% will be       Each portfolio is fully diversified. No more than
invested in one company and   5% of the value of the total assets of each
25% in one industry.          portfolio, as of the time any portfolio security
                              is purchased, will be invested in the securities of any one issuer. No more than 25% of the value of the total assets of each portfolio, as of the time any portfolio security is purchased, will be invested in any one industry. For the Money Market
                              Portfolio, these restrictions do not apply to U.S.
                              Government securities, and the "industry" restriction does not apply to domestic banks.


                              - CREDIT AND MARKET RISKS

"Credit Risk" is the ability  All securities are subject, to some degree, to
of an issuer to pay its       credit risk and market risk. Credit risk refers to
debts. "Market Risk"          the ability of an issuer of a debt security to pay
measures the volatility of a  its principal and interest, and to the earnings
security's price in a         stability and overall financial soundness of an
fluctuating market.           issuer of an equity security. Market risk refers
                              to the volatility of a security's price in response to changes in conditions in securities markets in general and, particularly in the case of debt securities, changes in the overall level of interest rates. Higher risk levels are usually equated to higher potential total return, but higher risk investments have a greater potential for loss as well. Generally, bonds rated in one of the top four rating categories are considered investment grade. However, those in the fourth highest category (Moody's Baa or Standard & Poor's
                              BBB) may have speculative characteristics and the issuer's ability to pay interest or repay principal under adverse economic conditions or changing circumstances may be weaker.

                              The degree of market risk for debt securities increases with the length of time remaining to their maturity. During periods of rising interest rates, the market prices of all income producing securities tend to decline. When interest rates fall, the market prices of such securities tend to rise. The values of such securities will also vary as a result of changing economic conditions or changing evaluations by investors and rating organizations of the ability of the issuers to meet interest and principal payments. Thus, there is always a risk of principal loss or gain associated with the portfolio. However, changes in the values of debt securities held by a portfolio will not affect income derived from those securities unless the issuer defaults on its interest payments.

                              Generally, the greatest degree of market and credit risk can be expected with the International Portfolio, and the lowest degree of such risks can be expected with the Money Market Portfolio. A more detailed summary of risk factors is contained in the Statement of Additional Information.

                              - QUALITY OF MONEY MARKET PORTFOLIO INVESTMENTS

                              At least 95% of the assets of the Money Market Portfolio will be invested in "first-tier" short-term debt instruments. Purchases of other short-term debt instruments of a single issuer will be limited to the greater of 1% of its total assets or $1 million. In addition to U.S. Government securities, the first tier includes commercial paper, certificates of deposit and bankers' acceptances that have received the highest rating by any two nationally recognized statistical rating organizations ("NRSROs"), or the highest rating by one NRSRO if that is the only NRSRO having rated the security, or whose issuer has received such a rating or ratings with respect to a class of short term debt obligations that is now comparable in priority and security to those to be purchased.

                              - FOREIGN SECURITIES

Up to 20% may be invested in  The Income, Income & Growth, Growth, Core Growth
other countries.              and Small Cap Portfolios may each invest up to 20%
                              of its assets in the securities of foreign issuers
                              (including private issuers and foreign governments or political subdivisions, agencies or instrumentalities of foreign governments),
                              American Depository Receipts, and the securities of United States domiciled issuers with values expressed in foreign currency. The Money Market
                              Portfolio may invest up to 50% of its assets in such securities, provided they have values expressed in U.S. dollars and are held in custody in the United States. Normally all of International Portfolio assets will be invested in foreign securities at all times.

Foreign Securities risk       Investments in foreign securities involve added
factors                       risk factors. These factors include changes in
                              currency exchange rates, currency exchange control regulations, the possibility of seizure or nationalization of companies, political or economic instability, imposition of unforeseen taxes, the possibility of financial information being difficult to obtain or difficult to interpret under foreign accounting standards, the necessity of trading in markets that in relation to U.S. markets may be more volatile or less efficient and have available less information concerning issuers, or the imposition of other restraints that might adversely affect investments.


                              Except for the International Portfolio, foreign investments will not normally constitute a substantial portion of ONE Fund assets. However, the Adviser may invest in foreign securities whenever deemed prudent, particularly when deemed advantageous to offset market or economic factors prevailing in the U.S. In addition, a number of large, multi-national foreign corporations have a substantial business presence in the U.S. and their securities are widely traded in this country.


                              - HEDGING TRANSACTIONS

Hedging transactions seek to  Each portfolio, other than the Money Market
limit portfolio volatility.   Portfolio, for hedging purposes, may (a) write
                              call options traded on a registered national securities exchange, if the portfolio owns the underlying securities, and purchase call options for the purpose of closing out options it has written, (b) purchase put options on securities owned, and sell such options in order to close its positions in put options, (c) purchase and sell financial futures contracts and options thereon,
                              (d) purchase and sell financial index options, and
                              (e) engage in forward foreign currency contracts, foreign currency options and foreign currency futures contracts in connection with the purchase, sale or ownership of specific securities. However, no option or futures contract shall be purchased or sold if, as a result, more than one-third of the total assets of a portfolio would be hedged by options or futures contracts, and no more than 5% of the total assets, at market value, of a portfolio may be used for premiums on open options and initial margin deposits on futures contracts, and not more than 5% of any portfolio's assets may be invested in foreign currency hedging transactions. Hedging transactions and their associated risks are more fully described in the Statement of Additional Information.

                              - RESTRICTED AND ILLIQUID SECURITIES
                              Restricted securities are securities in which a portfolio may otherwise invest pursuant to its investment objective and policies, but which are subject to restrictions on resale under federal securities law. Under criteria established by the Board of Directors, certain restricted securities are deemed to be liquid. The Directors consider the following criteria in determining the liquidity of restricted securities:

                              - the frequency of trades and quotes for the
                                security;

                              - the number of dealers willing to purchase or
                                sell the security, and the number of other potential buyers;

                              - dealer undertakings to make a market in the
                                security; and the nature of the security; and

                              - the nature of the marketplace trades.

                              - MUNICIPAL SECURITIES

                              Municipal securities are debt obligations issued by or on behalf of states, cities, municipalities and other public authorities. The portfolio primarily will hold "general obligation" securities and "revenue" securities. General obligation securities are secured by the issuer's pledge of its full faith, credit and taxing power for the payment of principal and interest. Revenue securities are payable only from the revenues derived from a particular facility or class of facilities or, in some cases, from the proceeds of a special excise tax or other specific revenue source such as the user of a facility being financed. Revenue securities may include private activity bonds. Such bonds may be issued by or on behalf of public authorities to finance various privately operated facilities and are not payable from the unrestricted revenues of the issuer. As a result, the credit quality of private activity bonds is frequently related directly to the credit standing of private corporations or other entities. In addition, the interest on private activity bonds issued after August 7, 1986 is subject to the federal alternative minimum tax. For this reason, the portfolio will not invest more than 5% of its assets in such obligations.

                              ONE FUND MANAGEMENT

                              - INVESTMENT ADVISER, SUB-ADVISERS

The Directors are elected by  The Adviser manages the investment and
the shareholders and are      reinvestment of ONE Fund assets, subject to the
responsible for overall       supervision of The Board of Directors. The Board
management.                   of Directors is responsible for ONE Fund's overall
                              management and direction. The Board approves all significant agreements including those with the Adviser, the Core Growth Portfolio's subadviser
                              Pilgrim Baxter

                              & Associates, Ltd.("PBA"), the International
                              Portfolio's sub-adviser Federated Global
                              Investment Management Corp. (FGIM), ONE Fund's principal underwriter ("ONEQ"), its custodians (Investors Fiduciary Trust Co. for the International Portfolio and Firstar Bank for the other portfolios), and its transfer agent and fund accounting agent, American Data Services, Inc. ("ADS"). Board members are elected by the shareholders for three-year terms. Shareholder meetings are normally held every 3 years. As a result of ONLI's ownership of ONE Fund shares, it is a controlling person of each portfolio of ONE Fund other than the International Portfolio.



                              For managing ONE Fund's assets, the Adviser receives a quarterly management fee based on each portfolio's net assets, at maximum rates of 0.30% for the Money Market Portfolio, 0.50% for the Income, Income & Growth and Growth Portfolios, 0.65% for the Small Cap Portfolio, 0.90% for the International Portfolio and 0.95% for the Core Growth Portfolio. The Adviser is now waiving 0.15% of the fees to which it is entitled from the Money Market, Income, Income & Growth, Growth and Small Cap Portfolios, but it may cease those waivers, in whole or in part, without prior notice. During ONE Fund's most recent fiscal year, July 1, 1998 to June 30, 1999, the aggregate fee received for each portfolio as a percentage of average net assets was: 0.15% for the Money Market Portfolio, 0.35% for the Income, Income & Growth and Growth Portfolios, 0.50% for the Small Cap Portfolio, 0.90% for the International Portfolio, and 0.95% for the Core Growth Portfolio.



                              The Adviser contracts with PBA for the management of the Core Growth Portfolio and FGIM for the management of the International Portfolio.



Sub-adviser for the Core      PBA manages the assets of the Core Growth
Growth Portfolio              Portfolio under the Adviser's supervision. PBA is
                              located at 824 Duportail Road in Wayne,
                              Pennsylvania. Its controlling shareholder is
                              United Asset Management Corp. located in Boston,
                              Massachusetts. With its predecessors, PBA has been an investment adviser since 1982 and it manages the PBHG mutual funds. The Adviser pays PBA, for its services as sub-adviser, a fee at an annual rate of 0.65% of the average daily net asset value of the first $50 million of Core Growth Portfolio assets, 0.60% of the next $100 million and 0.50% of portfolio assets in excess of $150 million.



Sub-adviser for the           FGIM manages the assets of the International
International Portfolio       Portfolio under the Adviser's supervision. FGIM is
                              located at 175 Water Street, New York, New York.
                              FGIM is an indirect wholly-owned subsidiary of Federated Investors, a leading mutual fund advisory firm. The Adviser pays FGIM for its services as sub-adviser, fees at an annual rate of 0.45% of the first $200 million, and .040% of the average daily assets in excess of $200 million of the International Portfolio.


                              - THE ADVISER'S INVESTMENT STYLE
                              The Adviser's basic mutual fund investment philosophy is to seek value at reasonable prices. This philosophy is implemented through both macroeconomic and microeconomic analyses using both quantitative and qualitative measurements.

The Adviser's value           The macroeconomic (top-down) analysis generates a
investing style               forecast based on economic, political and
uses both a top-down and a    demographic trends. This macro view identifies
bottom-up approach.           those business sectors and industries most likely
                              to benefit from expected conditions or events.
                              Once these sectors and industries are determined, a universe of potential investments is selected.
                              The macroeconomic analysis also tests the reasonableness of current securities valuations in anticipation of short-term and intermediate-term capital market movements.

                              The microeconomic (bottom-up) analysis of the selected universe of securities is carried out jointly by the Adviser's securities analysts and portfolio managers.

Stock selection is based on   Stock selection is determined primarily through
fundamental research and      fundamental research. Through both proprietary and
technical indicators.         nonproprietary research capabilities, the Adviser
                              anticipates a company's future earnings potential.
                              Then, certain quantitative factors are reviewed to assure that the stock's current price is consistent with its historical range and earnings potential. These and other technical indicators are reviewed to gain an understanding of how investors perceive the stock relative to its industry and the overall market.

Bond selection is based on    Bond selection is determined primarily through
credit analysis and           credit analysis. Initially, credit analysis
interest rate forecasts.      evaluates the probability that the issuer will
                              meet its scheduled interest and principal payments. This requires the Adviser to conduct industry-, company- and indenture-specific analyses. A second dimension of bond selection is to anticipate bond price movements which are caused by changes in prevailing interest rates.

The Adviser uses sell         The value investing approach is used by the
disciplines.                  Adviser both to determine securities to be
                              acquired and those to be sold.

                              - ONE FUND'S PORTFOLIO MANAGERS

                              The individuals primarily responsible for the day-to-day management of ONE Fund's portfolios are Joseph Brom, Jed Martin, Michael Boedeker, Stephen Williams, Stephen Komrska, Drew Collins, Henry Frantzen and Jeffrey Wrona.



                              Joseph Brom is president of the Adviser and senior vice president and chief investment officer of ONLI. He oversees the management of the Money Market, Income, Income & Growth, Growth and Small Cap Portfolios. He is a chartered financial analyst with a bachelor's degree in economics and finance and a law degree from the University of Wisconsin. He is executive vice president of ONLI and has been a senior investment officer of ONLI since 1975 and previously had 15 years of experience in securities management.


                              Jed Martin, a vice president of the Adviser, has managed the Money Market Portfolio since 1996. He is a chartered financial analyst with a bachelor's degree in mechanical engineering from the University of Kentucky and a master of business administration degree in finance from Indiana University. He has been an investment analyst and portfolio manager for ONLI since 1985.

                              Michael Boedeker, a vice president of the Adviser, has managed the Income Portfolio from its inception. He is a chartered financial analyst with a bachelor's degree in business and a master of business administration degree in finance from Indiana University. He is vice president and senior investment officer of ONLI. He was vice president of fixed income securities for ONLI from 1989 to 1999, and previously had over 20 years of experience in fixed income securities and mutual fund management, most recently as senior vice president and chief investment office of Mutual Security Life Insurance Co. for more than five years.



                              Stephen Williams, a vice president of the Adviser, has managed the Small Cap Portfolio since 1999. He managed the Income & Growth and Growth Portfolios from 1992 to 1999. He has a bachelor's degree in finance from the University of Cincinnati. He has been vice president of equity securities for ONLI since 1997 and was an investment analyst and director of securities for ONLI for 20 years before that.



                              Stephen Komrska, a vice president of the Adviser, has managed the Income & Growth and Growth Portfolios since 1999. He is an investment officer of ONLI and has managed equity securities for ONLI and the Adviser since 1997. For six years before that, he was a fixed income analyst high yield bond portfolio manager for Ohio Casualty Insurance Company. Mr. Komrska is a chartered financial analyst with a bachelor of business administration degree in finance and marketing from the University of Michigan.



                              Jeffrey Wrona has managed the Core Growth
                              Portfolio since 1999. He is also the portfolio manager of the PBRG Growth II portfolio, co-manager of the PBHG Technology & Communications Fund and has managed other small and mid cap portfolios for PBA since 1997. Prior to that he was a senior portfolio manager at Munder Capital Management for seven years, and before that he was a securities analyst for Drexel Burnham Lambert and a design engineer for Ford Motor Company. Mr. Wrona is a chartered financial analyst. He has a bachelor's degree in engineering and a master of business administration from the University of Michigan.





                              The portfolio managers of the International
                              Portfolio are Drew Collins and Henry Frantzen. Drew Collins is a senior vice president of FGIM. He has directed portfolio management and investment research for FGIM since its establishment in 1995. For one year before that he was vice president and international portfolio manager of Arnhold and S. Bleichroeder, Inc., and for eight years before that he was a portfolio manager for College Retirement Equities Fund. Mr. Collins is a chartered financial analyst. He has a bachelor's degree from Oberlin College and a master of business administration degree in finance from the Wharton School of the University of Pennsylvania. Henry Frantzen, the chief investment officer, international, of FGIM, co-manages the Global Contrarian and International Portfolios. He joined FGIM as its executive vice president when it was established in 1995. For four years prior to that, he served as chief investment officer of international securities at Brown Brothers Harriman & Co. and for three years before that he was the executive vice president of equities at Oppenheimer Management Corporation. He is a financial analyst fellow.



                              - FUND SERVICES


                              Firstar Bank, 425 Walnut Street, Cincinnati, Ohio 45202, is the custodian for all ONE Fund assets except those of the International Portfolio. The assets of the International Portfolio are in the custody of Investors Fiduciary Trust Company, 801 Pennsylvania Street, Kansas City, Missouri 64105. For assets held outside the United States, Investors Fiduciary Trust Company enters into subcustodial agreements, subject to approval by the Board of Directors. ADS, 150 Motor Parkway, Suite 109, Hauppauge, New York 11788, serves as ONE Fund's transfer agent and its agent for bookkeeping, dividend disbursing and certain shareholder services.


                              SHAREHOLDER INFORMATION

                              - BUYING SHARES
                              ONE Fund's shares are continuously offered through its principal underwriter, ONEQ, and through other securities dealers that execute a distribution agreement with ONEQ.

Investments can be as small
as $50. The minimum initial investment is $500. Subsequent investments must be at least $50. These minimums may be waived when the shares are purchased through plans providing for regular periodic investments. ONE Fund and ONEQ reserve the right to refuse any purchase order.

                              - PURCHASE PRICE

ONE Fund shares are valued    The net asset value of the shares of each
each day the NYSE is open.    portfolio is determined at 4:00 p.m. Eastern time
                              on each day the New York Stock Exchange is open for unrestricted trading. The net asset value of each portfolio is computed by dividing the value of the securities in that portfolio plus any cash or other assets less all liabilities of the portfolio, by the number of capital shares outstanding for that portfolio. Securities held by the Money Market Portfolio are valued at amortized cost. Securities held by the other portfolios are valued at current market value.

                              ONE Fund's shares are offered at the public offering price. This is the net asset value per share plus a sales charge, if applicable. The sales charge is a variable percentage of the offering price depending upon the amount of the sale. The Money Market Portfolio seeks to maintain a constant price of $1 per share.

                              - SALES CHARGES

                              THE SALES CHARGE DOES NOT APPLY TO THE MONEY
                              MARKET PORTFOLIO.

                                  TAX-FREE INCOME AND
                                   INCOME PORTFOLIOS                        OTHER PORTFOLIOS
                          ------------------------------------    ------------------------------------
                                SALES CHARGE AS A % OF:                 SALES CHARGE AS A % OF:
                          OFFERING    NET AMOUNT      DEALER      OFFERING    NET AMOUNT      DEALER
   AMOUNT OF PURCHASE      PRICE       INVESTED     CONCESSION     PRICE       INVESTED     CONCESSION
   ------------------     --------    ----------    ----------    --------    ----------    ----------
Less than $25,000.......    3.00%        3.09%         2.80%        5.00%        5.26%         4.70%
$25,000 -- $49,999......    3.00%        3.09%         2.80%        4.50%        4.71%         4.25%
$50,000 -- $99,999......    2.50%        2.56%         2.35%        4.00%        4.17%         3.80%
$100,000 -- $249,999....    2.50%        2.56%         2.35%        3.50%        3.63%         3.35%
$250,000 -- $499,999....    2.00%        2.04%         1.90%        2.50%        2.56%         2.40%
$500,000 -- $999,999....    1.50%        1.52%         1.45%        2.00%        2.04%         1.95%
$1,000,000 and over.....    None*        None*         None**       None*        None*         None**

---------------


 * While no initial sales charge is imposed on investments of $1 million or more, a contingent deferred sales charge of 0.5% of the amount redeemed (up to 0.5% of the amount invested with no initial sales charge) is imposed within 2 years of such a purchase. This charge does not apply to amounts held continuously in the Money Market Portfolio.


** ONEQ will pay a dealer concession of 0.50% to securities dealers who initiate and are responsible for any purchase of $1 million or more.

                              - 12b-1 FEES
                              Qualified dealers are paid a continuing
                              shareholder service fee of 0.25% annually (0.15% for the Money Market Portfolio) to compensate them for providing certain services to shareholders and to promote growth of ONE Fund's assets. These services include submitting purchase and redemption transactions, establishing shareholder accounts and providing information and assistance regarding ONE Fund. The proceeds of ONE Fund's 12b-1 Distribution Plan are used only to pay these shareholder service fees. Because these fees are paid out of ONE Fund's assets on an on-going basis, over time these fees will increase the cost of your investment and may cost you more than paying other types of sales charges.

                              - SALES CONTESTS
                              Periodically, ONE Fund may conduct sales contests to encourage higher production among the registered representatives of broker-dealers that have the authority to sell ONE Fund shares. These contests may be restricted to registered representatives of certain broker-dealers, or open to all eligible firms, in the discretion of ONE Fund management. Such contests will only be conducted in accordance with the laws, rules and regulations of applicable federal, state and other regulators.

                              REDUCING THE SALES CHARGE

                              For purposes of Right of Accumulation, Combined Purchases and Group Purchases, "holdings" means the current value of your shares at the full offering price. Your registered representative can help you to take advantage of any of the following methods of reducing the sales charge if you qualify. These rights may be requested on your ONE Fund account application.

                              - CONCURRENT PURCHASES

 Combining your purchases of  You may qualify for a reduced sales charge by
 ONE Fund and contracts       combining concurrent products underwritten by ONEQ
 issued by its affiliates     or its affiliates (the Ohio National companies). A
                              concurrent purchase occurs whenever ONE Fund shares are purchased at any time from the day any Ohio National annuity or insurance policy is applied for until 5 days after that contract is delivered. The amount of the annual (or single) premium of the Ohio National annuity or insurance policy will then be added to the amount of your concurrent ONE Fund purchase to determine the percentage of sales charge to apply to your ONE
                              Fund purchase.

                              - LETTER OF INTENT

 Committing to invest a       You may reduce sales charges on all investments by
 certain amount over 13       meeting the terms of a nonbinding letter of your
 months                       intent to invest a certain amount within a 13-
                              month period. Shares representing up to 5% of the intended amount will be held in escrow to cover additional sales charges that may be due if your total investments, net of redemptions, over the stated period are insufficient to qualify for a sales charge reduction. You have up to 90 days after investing to sign a letter of intent to reduce the sales charges on your investments including the investments made in the 90 days before the letter. Shares you currently own will apply toward meeting your letter of intent.

                              - RIGHT OF ACCUMULATION

Adding up all your ONE Fund   Your sales charge may also be reduced by taking
holdings                      into account your existing holdings in ONE Fund.
                              Holdings will be valued at the greater of their full offering price at the time a new purchase is made under a right of accumulation or the sum of all your purchases (including reinvested dividends) less any redemptions.

                              - COMBINED PURCHASES

Combining your purchases      Your sales charge may be reduced by aggregating
with those of your family     holdings for the account(s) of you, your spouse,
members                       your children and grandchildren. This may include
                              purchases through employee benefit plans such as an IRA, an individual-type 403(b) plan or a single-participant Keogh plan, or by a business solely controlled by these individuals (for example, they own the entire business) or by a trust (or other fiduciary arrangement) solely for the benefit of these individuals.

                              - GROUP PURCHASES

Available to members of a     A member of a qualified group may purchase ONE
qualified group               Fund shares at the reduced sales charge applicable
                              to the aggregate holdings of the group as a whole.
                              (For example, if members of the group had previously purchased $100,000 of ONE Fund shares and still held those shares, and now were purchasing an additional $25,000, the sales charge would be 3.50%, or 2.50% for the Income
                              Portfolio.)

                              A "qualified group" is one that (a) has been in existence more than six months (unless it is a tax-qualified plan), (b) has a purpose other than acquiring mutual fund shares, and (c) satisfies uniform criteria enabling ONEQ to realize economies of scale in its costs of distributing shares. A qualified group must have at least six members, must be available to arrange for group meetings between representatives of dealers who sell ONE Fund shares and the members, must agree to include sales literature and other materials relating to ONE Fund in its publications and mailings to members at reduced or no cost to ONE Fund or to dealers that sell its shares, and must seek to arrange for payroll deduction or other bulk transmission of ONE Fund purchases.

                              - GROUP LETTER OF INTENT

 Qualified groups committing Qualified groups may reduce sales charges on all to invest a certain amount investments by meeting the terms of a nonbinding
 over 24 months               letter of the group's intention to invest a
                              certain amount over a 24-month period. Shares representing 5% of the investments of each group member during that period will be held in escrow to cover additional sales charges. The group has up to 90 days after investing to enter into the group letter of intent.

                              - PURCHASES WITHOUT A SALES CHARGE

Redeeming other shares that   Within 60 days preceding their purchase of ONE
had a sales charge            Fund shares, investors who have redeemed an
                              investment in another mutual fund that imposed a sales charge and which has investment objectives similar to any portfolio(s) of ONE Fund, may purchase ONE Fund shares, up to the amount redeemed, without paying any sales charge.

                              Officers, directors, employees, retirees, agents and registered representatives of the Ohio National companies, any employee benefit plan with respect to them, and their spouses, children and grandchildren, may purchase ONE Fund shares without a sales charge.

                              No sales charge is imposed on ONE Fund shares purchased by:

                                - institutional investors (including banks,
                                  trust companies and thrift institutions) for their own account or for the benefit of any trust having at least $1,000,000 in assets;

                                - fee-based registered investment advisers that
                                  do not receive any part of a sales charge for the sale of the shares; or

                                - pension or retirement plans, deferred
                                  compensation plans and employee benefit plans that have at least $1,000,000 in assets and the trusts used to fund those plans.

                              FLEXIBILITY FEATURES

                              - OPEN ACCOUNTS

You will receive statements   Your account is opened in accordance with your
every quarter.                registration instructions. It offers many features
                              allowing you to change your investment program at any time as circumstances change. Transactions in your account, such as additional investments and dividend reinvestments, will be reflected on regular confirmation statements from ADS. Any of the following features may be established through your ONE Fund account application or by contacting your registered representative or ONE Fund.

                              - AUTOMATIC INVESTING

From your bank account or     You may make regular monthly or quarterly
pay check                     investments through automatic charges to your bank
                              account or, if your employer approves, from your pay check. Once a plan is established, your account will normally be charged on the 1st or 15th day of the month, as you choose.

                              - AUTOMATIC REINVESTING

Income and capital gains      Unless you indicate otherwise in your account
                              application, dividends and capital gains distributions are reinvested in additional shares at no sales charge. You may elect to have dividends and/or capital gains distributions paid to you by check.

                              - CROSS INVESTING

Investing income and capital  You may elect to have your dividends or dividends
gains into other portfolios   and capital gains distributions from one portfolio
                              invested in another portfolio with no sales charge. To use this service, the value of your account in the paying portfolio must be at least
                              $5,000.


                              - TRANSFERRING

Among the seven portfolios.   You may transfer your account balances among the
                              various portfolios in amounts of at least $50.
                              There is currently no charge for transfers. ONE
                              Fund reserves the right to limit the number, frequency, method or amount of transfers or to impose charges on transfers. Transfers from any portfolio on any one day may be limited to 1% of the previous day's total net assets of that portfolio if ONE Fund or the Adviser, in its or their discretion, believes that the portfolio might otherwise be damaged.


                              - TELEPHONE TRANSACTIONS

You must preauthorize in      If you have previously authorized it in writing,
writing.                      you or your registered representative may do the
                              following transactions by telephoning ONE Fund at 1-800-578-8078:

                                - Make transfers among the portfolios as
                                  provided above under "Transferring."


                                - Change the amount of automatic investments, or
                                  discontinue them as provided above under "Automatic Investing".


                                - Change your election for payment of dividends
                                  and capital gains as provided above under "Automatic Reinvesting" and "Cross Investing."


                                - Redeem your shares as provided under "By
                                  Telephone." Initiate, change or discontinue automatic redemptions of your shares as provided under "Automatically."


                                - Change your address on our records.

                              Telephone transaction requests received after 4:00 p.m. Eastern time will be made at the net asset values computed at the close of the following business day. ONE Fund and its transfer agent will honor telephone transaction instructions from anyone giving such instructions who is able to provide the personal identifying information requested, but we reserve the right to refuse to honor any such request if that seems prudent. ONE Fund will use reasonable procedures to confirm that telephone instructions are genuine. If we do not, ONE Fund may be liable for any losses due to unauthorized or fraudulent instructions. ONE Fund will send you a written confirmation of each telephone transaction. During periods of drastic market fluctuations or technical difficulties, it might be difficult to execute telephone transactions. In such situations, you may need to send written instructions to ONE Fund. Telephone transaction privileges may be modified or discontinued at any time.

                              - AUTOMATIC TRANSFERS


Among the seven portfolios    You may automatically transfer shares (in
                              increments of $50 or more) among any of the portfolios. This will occur on or about the 10th day of each month. Automatic transfers may be used, for example, to implement a "dollar-cost-averaging" investment strategy.


                              - SALES CHARGE ON CERTAIN TRANSFERS
                              No sales charge applies for transfers to a portfolio having a sales charge equal to or less than that of the portfolio from which the transfer is made. For transfers from a portfolio with a lower sales charge to one with a higher sales charge, an additional charge is made equal to the difference between the sales charge for the portfolio being purchased and any sales charges that previously applied to the account balance being transferred.

                              - CHECK WRITING


Money Market Portfolio        You may write checks against the balance of your
                              Money Market Portfolio account. Checks will be provided free, upon request. You may not write a check for less than $100. Checks will be written through Firstar Bank. Firstar Bank will charge $25 for any check that is not honored because of an insufficient Money Market Portfolio account balance. Firstar Bank also charges $22 to stop payment of a check. Checks may not be written against account balances held for less than 15 days. ONE Fund reserves the right to amend, suspend or discontinue check-writing privileges at any time without prior notice.


                              REDEEMING SHARES



Payment is normally sent      You may redeem your shares at any time by
within three business days.   contacting ONE Fund or the broker-dealer through
                              whom you purchased your shares. If you are no longer serviced by an authorized registered representative, you may contact ONEQ's principal office by calling 1-800-578-8078, or by writing to
                              P. O. Box 371, Cincinnati, Ohio 45201. The price you receive for redeemed shares is the next net asset value after your request is received.
                              Payment is normally sent within three business days. However, the proceeds of redemption will not be sent until after your check for your investment has cleared (which may take up to 15 days). (Note also, the contingent deferred sales charge of 0.5% on certain redemptions, within two years of purchase with no initial sales charge, of investments of $1 million or more as described under "Sales Charges.")


                              - REQUEST IN WRITING
                              When making a written request for redemption, specify the name of the portfolio, the number of shares or dollar amount to be redeemed (if less than your entire account), your name and address, account number and your signature. In addition,
                              (a) for any redemption over $50,000, or (b) for redemptions of $50,000 or less where the check is to be paid or mailed to someone other than you at your address of record, a signature guarantee is required. You may obtain a signature guarantee from a bank or savings & loan that is federally insured or from a member firm of the National Association of Securities Dealers, Inc., or any other eligible guarantor institution. Additional documentation may be required for redemption of shares held in corporate, partnership or fiduciary accounts.

                              - BY TELEPHONE

                              As provided under "Telephone Transactions", you or your registered representative may call ONE Fund to redeem up to $50,000. You may pre-authorize that the proceeds be (a) in a check, payable to you and mailed to your address of record, or (b) sent by wire to your bank account. Checks will normally be mailed three business days, and no more than seven days, after your request. Wire transfers to your bank account will normally be made the next business day. Wire proceeds may not be for less than $1,000. Firstar Bank will deduct a fee (presently $13) from the proceeds of each wire redemption.


                              - AUTOMATICALLY
                              If your account is $5,000 or more, you may establish an automatic withdrawal plan. More than one plan may be set up if your account is at least $10,000. Under each plan, you may make automatic withdrawals for $50 or more each at specified intervals. Automatic withdrawals are made on or about the 10th day of each designated month and, if withdrawals are to be made semimonthly, also on or about the 25th day of each month. Additional purchases (other than to the Money Market Portfolio) may be inadvisable, when an automatic withdrawal plan is in effect, because of sales charges and possible tax liabilities. If, due to your redemptions, your account balance is less than $300 (or a larger amount specified by the Board of Directors), ONE Fund may choose to close your account by redeeming your shares and sending you the proceeds. ONE Fund will give you at least 30 days' written notice before closing your account, and you may purchase additional ONE Fund shares to avoid the closing.

                              DIVIDENDS, DISTRIBUTIONS AND TAXES
                              Each portfolio intends to qualify as a regulated investment company under Subchapter M of the Internal Revenue Code. It is ONE Fund's policy to comply with the provisions of the Code regarding distributions of net investment income and net realized capital gains so that ONE

                              Fund will not be subject to federal income tax on amounts distributed. Consequently, ONE Fund distributes to its shareholders each year substantially all of its net investment income and net realized capital gains (if any).


                              ONE Fund shareholders are taxed on distributed income and capital gains. Shareholders who are not subject to income tax would not be required to pay tax on amounts distributed to them. ONE Fund will inform shareholders of the amount and federal income tax status of distributed income and capital gains.







Money Market, and Income      For the Money Market and Income Portfolios, all of
Portfolio dividends are       the undistributed net income is accrued as daily
accrued daily and paid        dividends to shareholders of record immediately
monthly.                      before each computation of the net asset value of
                              these portfolios. Dividends (representing net investment income) will normally be paid monthly to shareholders of those two portfolios.





Dividends for the other       Dividends will normally be paid at the end of
portfolios are paid at the    March, June, September and December to Income &
end of each quarter.          Growth, Growth, Core Growth, Small Cap, and
                              International Portfolio shareholders. Any net realized capital gains for all portfolios will be distributed annually. However, ONE Fund's Board of
                              Directors may declare such dividends at other intervals.

                                 ONE FUND, INC.
                              FINANCIAL HIGHLIGHTS


The financial highlights table is intended to help you understand the ONE Fund's portfolios' financial performance for the past five years (or any shorter period of existence for particular portfolios). Certain information reflects financial results for a single share. The total returns in the table represent the rate that an investor would have earned or lost on an investment in the portfolio (assuming reinvestment of all dividends and distributions). This information has been audited by KPMG LLP, whose report, along with the ONE Fund's financial statements, are included in the SAI, which is available upon request.



                                                        MONEY MARKET PORTFOLIO
                                            ----------------------------------------------
                                                         YEAR ENDED JUNE 30,
                                            ----------------------------------------------
                                             1999      1998      1997      1996      1995
                                            ------    ------    ------    ------    ------
Per share data:
Net asset value, beginning of period......  $ 1.00    $ 1.00    $ 1.00    $ 1.00    $ 1.00
Income from investment operations:
  Net investment income...................    0.04      0.05      0.05      0.05      0.05
                                            ------    ------    ------    ------    ------
Less distributions:
  Dividends from net investment income....   (0.04)    (0.05)    (0.05)    (0.05)    (0.05)
                                            ------    ------    ------    ------    ------
Net asset value, end of period............  $ 1.00    $ 1.00    $ 1.00    $ 1.00    $ 1.00
                                            ======    ======    ======    ======    ======
           Total return...................    4.44%     4.87%     4.77%     5.18%     5.06%
                                            ======    ======    ======    ======    ======
Ratios and supplemental data:
Ratios net of fees waived or reimbursed by
  adviser (a):
  Expenses................................    0.88%     0.88%     0.80%     0.57%     0.51%
  Net investment income...................    4.36%     4.81%     4.71      5.14%     4.99%
Ratios assuming no fees waived or
  reimbursed
  by adviser:
  Expenses................................    1.03%     1.03%     1.04      0.87%     0.81%
  Net investment income...................    4.21%     4.66%     4.47%     4.84%     4.69%
Portfolio turnover rate...................     N/A       N/A       N/A       N/A       N/A
Net assets at end of period (millions)....  $ 16.8    $ 16.4    $ 14.4    $ 15.8    $ 14.1


---------------


(a) The adviser has elected to waive management fees equal to 0.15% of average net assets for the Money Market portfolio, but it may cease that waiver, in whole or in part, without prior notice.

                      (This page intentionally left blank)

                                                                    INCOME PORTFOLIO
                                                       ------------------------------------------
                                                                  YEAR ENDED JUNE 30,
                                                       ------------------------------------------
                                                        1999     1998     1997     1996     1995
                                                       ------   ------   ------   ------   ------
Per share data
Net asset value, beginning of period.............      $ 9.99     9.75   $ 9.59   $ 9.78   $ 9.39
Income from investment operations:
  Net investment income..........................        0.57      .59     0.61     0.63     0.65
  Net realized and unrealized gain (loss) on
     investments.................................       (0.30)    0.24     0.16    (0.19)    0.39
          Total income from investment
            operations...........................        0.27     0.83     0.77     0.44     1.04
Less distributions:
  Dividends from net investment income...........       (0.57)   (0.59)   (0.61)   (0.63)   (0.65)
  Distributions from net realized capital
     gains.......................................          --       --       --       --       --
          Total distributions....................          --       --       --       --       --
                                                       ------   ------   ------   ------   ------
Net asset value, end of period...................      $ 9.69   $ 9.99   $ 9.75   $ 9.59   $ 9.78
                                                       ======   ======   ======   ======   ======
          Total return...........................        2.65%    8.56%    8.26%    4.61%   11.58%
                                                       ======   ======   ======   ======   ======
Ratios and supplemental data:
Ratios net of fees waived or reimbursed by
  advisor (a):
  Expenses.......................................        1.40%    1.39%    1.21%    0.97%    0.85%
  Net investment income..........................        5.70%    5.91%    6.29%    6.50%    6.80%
Ratios assuming no fees waived or reimbursed by
  adviser:
  Expenses.......................................        1.55%    1.54%    1.51%    1.22%    1.10%
  Net investment income..........................        5.55%    5.76%    5.99%    6.25%    6.55%
Portfolio turnover rate..........................           4%      40%      10%       9%       4%
Net assets at end of period (millions)...........      $  6.4   $  6.9   $  6.6   $  7.0   $  7.1



(a) The adviser has elected to waive management fees equal to 0.15% of average net assets for the Money Market portfolio, but it may cease that waiver, in whole or in part, without prior notice.

                 INCOME & GROWTH PORTFOLIO                              GROWTH PORTFOLIO
       ----------------------------------------------    ----------------------------------------------
                    YEAR ENDED JUNE 30,                               YEAR ENDED JUNE 30,
       ----------------------------------------------    ----------------------------------------------
        1999      1998      1997      1996      1995      1999      1998      1997      1996      1995
       ------    ------    ------    ------    ------    ------    ------    ------    ------    ------
       $15.85    $14.89    $12.78    $11.57    $10.65    $18.68    $17.52    $15.47    $13.03    $11.67
         0.35      0.42      0.38      0.38      0.41     (0.02)     0.00      0.07      0.14      0.16
          .33      1.73      2.39      1.27      1.54      (.12)     2.41      2.73      2.72      2.17
          .68      2.15      2.77      1.65      1.95      (.14)     2.41      2.80      2.86      2.33
        (0.35)    (0.42)    (0.38)    (0.37)    (0.41)     0.00     (0.06)    (0.07)    (0.14)    (0.16)
         (.67)     (.77)     (.28)     (.07)     (.62)    (1.40)    (1.19)     (.68)     (.28)     (.81)
        (1.02)    (1.19)     (.66)     (.44)    (1.03)    (1.40)    (1.25)     (.75)     (.42)     (.97)
       ------    ------    ------    ------    ------    ------    ------    ------    ------    ------
       $15.51    $15.85    $14.89    $12.78    $11.57    $17.14    $18.68    $17.52    $15.47    $13.03
       ======    ======    ======    ======    ======    ======    ======    ======    ======    ======
         4.73%    14.77%    22.34%    14.50%    19.41%    (0.32%)   14.13%    18.68%    22.22%    20.54%
       ======    ======    ======    ======    ======    ======    ======    ======    ======    ======
         1.30%     1.20%     1.12%     0.89%     0.81%     1.36%     1.24%     1.13%     0.90%     0.83%
         2.33%     2.65%     2.77%     3.10%     3.69%    (0.13%)    0.02%     0.43%     0.99%     1.35%
         1.45%     1.35%     1.31%     1.14%     1.06%     1.52%     1.39%     1.32%     1.15%     1.08%
         2.18%     2.50%     2.58      2.85%     3.44%    (0.28%)   (0.13%)    0.24%     0.74%     1.10%
           49%       39%       14%        7%       25%       53%       40%       27%       22%       24%
       $ 13.3    $ 16.1    $ 13.1    $ 10.8    $  7.7    $ 10.9    $ 14.2    $ 13.3    $ 11.8    $  7.0

                                           CORE GROWTH                 SMALL CAP PORTFOLIO
                                      ---------------------    ------------------------------------
                                                  11-1-96              YEAR ENDED JUNE 30,             11-1-94
                                                    TO         ------------------------------------      TO
                             1999      1998       6-30-97       1999      1998      1997      1996     6-30-95
                            ------    ------    -----------    ------    ------    ------    ------    -------
Per share data
Net asset value, beginning
  of period...............  $10.60    $ 9.86      $10.00       $13.32    $13.30    $12.82    $10.63    $10.00
Income from investment
  operations:
  Net investment income...   (0.18)    (0.16)      (0.08)        0.02       .06      0.11      0.26      0.22
  Net realized and
    unrealized gain (loss)
    on investments........    1.71       .90        (.06)       (2.09)     1.30      1.67      2.26       .67
                            ------    ------      ------       ------    ------    ------    ------    ------
         Total income
           (loss) from
           operations.....    1.53       .74        (.14)        2.07      1.36      1.78      2.52       .89
Less distributions:
  Dividends from net
    investment income.....      --        --          --        (0.02)    (0.06)    (0.11)    (0.25)    (0.22)
Distributions in excess of
  net investment income...      --        --          --         (.03)       --        --        --        --
Distributions from net
  realized capital
  gains...................      --        --          --         (.68)    (1.28)    (1.19)     (.08)     (.04)
                            ------    ------      ------       ------    ------    ------    ------    ------
         Total
          Distributions...      --        --          --         (.73)    (1.34)    (1.30)     (.33)     (.26)
                            ------    ------      ------       ------    ------    ------    ------    ------
Net asset value, end of
  period..................   12.13    $10.60      $ 9.86       $10.52    $13.32    $13.30    $12.82    $10.63
                            ======    ======      ======       ======    ======    ======    ======    ======
         Total return.....   14.43%     7.51%      (1.40%)(b)  (15.54%)   10.56%    14.82%    24.10%     8.91%(b)
                            ======    ======      ======       ======    ======    ======    ======    ======
Ratios and supplemental
  data:
Ratios net of fees waived
  or reimbursed by advisor
  (a):
  Expenses................    1.98%     2.06%       1.35%(a)(c)   1.74%    1.67%     1.35%     0.94%     1.00%(a)(c)
  Net investment income...   (1.81%)   (1.65%)     (0.87%)(a)(c)   0.23%    .47%     0.89%     2.21%     3.19%(a)(c)
Ratios assuming no fees
  waived or reimbursed by
  adviser:
  Expenses................    2.42%     2.12%       1.40%(a)(c)   2.07%    1.82%     1.62%     1.27%     1.31%(a)(c)
  Net investment income...   (2.25%)   (1.70%)     (0.92%)(a)(c)  (0.10%)    .32%    0.62%     1.88%     2.88%(a)(c)
Portfolio turnover rate...     148%      116%         80%          48%       77%       34%       34%        8%
Net assets at end of
  period (millions).......  $  4.6    $  5.3      $  5.5       $  3.8    $  5.8    $  5.2    $  4.5    $  2.9


---------------


(a) Annualized.



(b) Calculated on an aggregate basis (not annualized).



(c) The adviser has reimbursed certain operating expenses of the Core Growth Portfolio.

                  INTERNATIONAL PORTFOLIO
    ---------------------------------------------------
                    YEAR ENDED JUNE 30,
    ---------------------------------------------------
     1999       1998       1997       1996       1995
    -------    -------    -------    -------    -------
    $ 12.92    $ 15.45    $ 14.47    $ 12.89    $ 13.32
      (0.04)      0.12       0.14       0.10       0.14
      (1.74)      (.63)      1.92       2.24        .63
    -------    -------    -------    -------    -------
      (1.78)      (.51)      2.06       2.34        .77
         --      (0.12)     (0.15)     (0.39)     (0.14)
         --         --         --         --         --
       (.32)     (1.90)      (.93)      (.37)     (1.06)
    -------    -------    -------    -------    -------
       (.32)     (2.02)     (1.08)      (.76)     (1.20)
    -------    -------    -------    -------    -------
    $ 10.82    $ 12.92    $ 15.45    $ 14.47    $ 12.89
    =======    =======    =======    =======    =======
     (13.90%)    (4.84%)    14.76%     18.65%      6.44%
    =======    =======    =======    =======    =======
       2.13%      2.10%      1.87%      1.72%      1.50%
      (0.32%)     0.85%      0.99%      0.70%      1.11%
       2.56%      2.20%      1.98%      1.72%      1.50%
      (0.75%)     0.75%      0.88%      0.70%      1.11%
        217%        12%         9%        20%        39%
    $   6.9    $  14.6    $  19.3    $  15.1    $  12.0

                                     PART B



          INFORMATION REQUIRED IN A STATEMENT OF ADDITIONAL INFORMATION

                                 ONE FUND, INC.

                                One Financial Way
                             Cincinnati, Ohio 45242
                            Telephone 1-800-578-8078


                       STATEMENT OF ADDITIONAL INFORMATION
                                November 1, 1999


This Statement of Additional Information is not a prospectus. It should be read in conjunction with the prospectus of ONE Fund, Inc. ("ONE Fund") dated November 1, 1999.



To obtain a free copy of ONE Fund's prospectus, call or write ONE Fund at the toll-free telephone number or the address shown above.

Page           Contents
----           --------
  3        ONE Fund

  3        ONE Fund Performance
               Current Yield of Money Market Portfolio
               Current Yield of Income and Income & Growth Portfolios
               Total Return

  6        Portfolio Turnover

  7        Investment Restrictions
               (Fundamental)
               (Nonfundamental)

10         Investment Policies
               Money Market Instruments
               Repurchase Agreements
               Reverse Repurchase Agreements
               Hedging Transactions
               Covered Call Options and Put Options
               Risk Factors with Options
               Futures Contracts
               Options on Futures Contracts and Financial Indexes
               Risk Factors with Futures, Options on Futures and Options
                    on Indexes
               Risk Factors with Foreign Investments
               Foreign Currency Hedging Transactions
               Risk Factors with High-Yield, High-Risk Securities
               Convertible Securities
               Zero-Coupon and Pay-in-Kind Debt Securities
               Securities Lending
               Warrants
               When-Issued and Delayed Delivery Transactions
               Borrowing Money

19         Management of ONE Fund
               Directors and Officers of ONE Fund
               Compensation of Directors
               Shareholders' Meetings
               Controlling Persons and Principal Shareholders
               Investment Advisory and Other Services


24         Brokerage Allocation

25         Purchase and Redemption of Shares
               Reducing the Sales Charge

27         Tax Status

27         Underwriters

27         Experts

28         Legal Counsel

29         Appendix
               Debt Security Ratings

32         Financial Statements


                                    ONE FUND


ONE Fund is an open-end diversified management investment company which presently consists of 7 separate portfolios - Money Market Portfolio, Income Portfolio, Income & Growth Portfolio, Growth Portfolio, Core Growth, Small Cap Portfolio, and International Portfolio. The investments held by each portfolio are maintained separately from those held by the other portfolios. ONE Fund was incorporated in Maryland on April 24, 1992. The Money Market, Income, Income & Growth, and Growth Portfolios were first offered in August 1992, the International Portfolio in May 1993, the Small Cap Portfolio in November 1994, and the Core Growth Portfolio in November 1996.



The investment and reinvestment of ONE Fund assets other than International and Core Growth Portfolio assets is directed by ONE Fund's investment adviser, Ohio National Investments, Inc. (the "Adviser"), a wholly-owned subsidiary of The Ohio National Life Insurance Company ("ONLI"). The Adviser is also the investment adviser to Ohio National Fund, Inc. ("ONF"), a mutual fund formed by ONLI to support variable benefits under variable annuities and variable life insurance policies written by ONLI and its subsidiary, Ohio National Life Assurance Corporation. The principal business address of all these Ohio National companies is One Financial Way, Cincinnati, Ohio 45242. The investment and reinvestment of Core Growth Portfolio assets is managed by Pilgrim Baxter & Associates, Ltd. ("PBA") as sub-adviser. The principal business address of PBA is 825 Duportail Road, Wayne, Pennsylvania 19087. The investment and reinvestment of the International Portfolio's assets is managed by Federated Global Investment Management ("FGIM") as sub-adviser. The principal business address of FGIM is 175 Water Street, New York, New York 10038.

The shares of each portfolio, when issued, will be fully paid and non-assessable, have no preemptive, conversion, cumulative dividend or similar rights, and are freely transferable. ONE Fund shares do not have cumulative voting rights, which means the holders of more than half of the ONE Fund shares voting for election of directors can elect all of the directors if they so choose. In such event, the holders of the remaining shares would not be able to elect any directors.


                              ONE FUND PERFORMANCE
ONE Fund may distribute sales literature using graphs, charts, tables or examples comparing the performance of its portfolios to the Consumer Price Index or to established market indices including, but not limited to, the Dow Jones Industrial Average, the Standard & Poor's 500 Index, IBC's Money Fund Reports, one or more of Lehman Brothers Bond Indices, Value Line Composite Index, New York Stock Exchange Composite Index, Russell 2000 Index, Russell 3000 Growth Index, Morgan Stanley Europe Australia and Far East Index, Morgan Stanley World Index, American Stock Exchange Index, National Association of Securities Dealers Automated Quotations Composite Index, Wilshire 5000 Index, Investors Business Daily 6000 Index, or other mutual funds having investment objectives similar to the portfolio being compared. These comparisons may include graphs, charts, tables or examples. The average total return and cumulative total returns for each portfolio may also be advertised.

ONE Fund may also advertise the performance rankings assigned to certain portfolios or their subadvisers by various statistical services, including Morningstar, Inc. and Lipper Analytical Services, Inc., or as they appear in various publications including The Wall Street Journal, Investors Business Daily, The New York Times, Barron's, Forbes, Fortune, Business Week, Financial Services Week, Financial World, Kiplinger's Personal Finance and Money Magazine.

The prospectus sets forth in tabular form, under the caption "Financial Highlights" certain information concerning ONE Fund and its individual portfolios. The following discussion describes the methods of calculating current yields and total return, and states ONE Fund's policy with respect to each portfolio's turnover rate.

CURRENT YIELD OF MONEY MARKET PORTFOLIO

Current yield quotations for the Money Market Portfolio are based on that portfolio's net investment income for a seven-day period and exclude any realized or unrealized gains or losses on portfolio securities. Current yield is computed by determining the net change (exclusive of realized gains and losses from the sale of securities and unrealized appreciation and depreciation) in the value of a hypothetical account having a balance of one share at the beginning of such seven-day period, dividing such net change in account value by the value of the account at the beginning of the period, and annualizing this quotient on a 365-day basis. The net change in account value reflects the value of any additional shares (or fraction thereof) purchased with dividends from the original share in the account during the seven-day period, any dividends declared on such original share and any such additional shares during the period, and expenses accrued during the period. ONE Fund may also disclose the effective yield of the Money Market Portfolio for a seven-day period for which the current annualized yield is computed by expressing the unannualized return on a compounded, annualized basis.


CURRENT YIELD OF INCOME, AND INCOME & GROWTH PORTFOLIOS

Current yield for these two portfolios is calculated by dividing the net investment income per share earned during a recent 30-day period by the portfolio's maximum offering price on the last day of the period, and annualizing the result (assuming compounding of interest) in order to arrive at an annual percentage rate. In some instances, it may be necessary to use an estimate of the expected dividends and expenses. When estimates are used to calculate yields, actual dividends and expenses for that period may be different because the composition of the portfolio may change, resulting in a change in actual yield. When yield is used in sales literature for these portfolios, their total return will also be shown.

TOTAL RETURN

Total returns quoted in advertising reflect all aspects of a portfolio's investment return, including the effects of reinvesting dividends and capital gain distributions as well as changes in the portfolio's net asset value per share over the period shown. Average annual returns are calculated by determining the growth or decline in value of a hypothetical historical investment in a portfolio over a stated period, and then calculating the annual compounded percentage rate that would have produced the same result had the rate of growth or decline been constant over that period. While average annual returns are a convenient means of comparing investment alternatives, no portfolio will experience a constant rate of growth or decline over time.

The average annual compounded rate of return for a portfolio over a given period is found by equating the initial amount invested to the ending redeemable value using the following formula:

                                 P(1 + T)n = ERV

      where: P = a hypothetical initial payment of $1,000, T = the average annual total return, n = the number of years, and
             ERV= the ending redeemable value of a hypothetical $1,000
                  beginning-of-period payment at the end of the period (or fractional portion thereof).


The average annual and aggregate total return rates for each of the portfolios from its inception (assuming payment of the maximum applicable sales charge) and for the year ended on June 30, 1999, are as follows:

                                                                                        Aggregate
                                      One    Avg. Annual      From        Five Year       From            Inception
                                      Year    Five Year     Inception     Aggregate     Inception           Date
                                      ----    ---------    -----------    ---------     ----------       ----------

         Money Market                 4.85%      4.59%          4.26%        25.15%       28.49%            8/18/92
         Income                      -0.43%      6.43%          5.45%        33.75%       43.64%            8/18/92
         Income & Growth             -0.50%     13.91%         11.91%        91.01%      113.54%            8/18/92
         Growth                      -5.30%     13.54%         12.96%        88.97%      135.94%            8/18/92
         Core Growth                  2.13%       N/A           5.63%          N/A        16.81%           11/01/96
         Small Cap                    8.22%       N/A           7.08%          N/A        41.01%           11/01/94
         International              -19.46%      2.91%          5.01%        15.43%       69.56%            4/30/93

In addition to total return rates, advertising may reflect cumulative total returns that simply reflect the change in value of an investment in a portfolio over a period. This may be expressed as either a percentage change, from the beginning to the end of the period, or the end-of-period dollar value of an initial hypothetical investment. The cumulative total returns for each of the portfolios from its inception and for the year ended on June 30, 1999 (assuming a hypothetical initial investment of $10,000 and payment of the maximum applicable sales charge) were as follows:



                                    One           Five          From          Inception
                                    Year          Year        Inception           Date

              Money Market         10,445        12,682        13,419            8/18/92
              Income                9,956        13,661        14,659            8/18/92
              Income & Growth       9,949        19,113        21,661            8/18/92
              Growth                9,470        18,904        22,978            8/18/92
              Core Growth          10,871           N/A        11,514           11/01/96
              Small Cap             8,024           N/A        13,768           11/01/94
              International         8,180        11,278        16,549            4/30/93



                               PORTFOLIO TURNOVER

Each portfolio has a different expected rate of portfolio turnover. However, the rate of portfolio turnover will not be a limiting factor when the management of ONE Fund deems it appropriate to purchase or sell securities for a portfolio. ONE Fund's policy with respect to each portfolio is as follows:


      Money Market Portfolio - Since the assets of the Money Market Portfolio consist of short-term instruments, replacement of portfolio securities will occur frequently. However, since purchases are generally effected with dealers or issuers on a net basis, it is not expected that the Money Market Portfolio will incur significant brokerage commissions.


      Income Portfolio - The Income Portfolio will engage in transactions when the Adviser believes that they will help to achieve the overall objectives of this portfolio. Portfolio securities may or may not be held to maturity. The rate of portfolio turnover will vary from time to time but is not expected to exceed 50% annually. It was 49% for the last fiscal year.

      Income & Growth Portfolio - The rate of portfolio turnover will vary from time to time but is not expected to exceed 50% annually. It was 49% for the last fiscal year.

      Growth Portfolio - Although this portfolio will not normally purchase securities with the intention of obtaining short-term capital appreciation, purchases and sales will be made whenever deemed prudent and consistent with the investment objectives of the portfolio. During periods of relatively stable market and economic conditions, it is anticipated that the annual portfolio turnover rate of the Growth Portfolio is not expected to exceed 75% annually. During periods when changing market or economic conditions are foreseen, shifts in portfolio emphasis may cause the rate of portfolio turnover to increase. The rate was 53% for the last fiscal year.


      Core Growth Portfolio - This portfolio will sometimes engage in short-term trading and its turnover will tend to rise during periods of economic turbulence. Under normal market conditions, the annual portfolio turnover rate is expected to be between 100% and 300%. The rate was 14.8% for the last fiscal year.


      Small Cap Portfolio - While this portfolio purchases and holds securities with the goal of meeting its investment objectives, portfolio changes are made whenever the Adviser believes they are advisable, usually without reference to the length of time a security has been held. The engagement in a number of short-term transactions may result in relatively high portfolio turnover rates, but the rate is not normally expected to exceed 150%. It was 48% for the last fiscal year.

      International Portfolio - Although this portfolio will not normally engage in short-term trading, purchases and sales of securities will be made whenever deemed appropriate to achieve the portfolio's objective of total return. The rate of portfolio turnover will not be a limiting factor when portfolio changes are deemed appropriate to achieve this portfolio's stated objective. Under normal circumstances, the portfolio turnover rate for this portfolio is not expected to exceed 75% annually. It was 217% for the last fiscal year.



                             INVESTMENT RESTRICTIONS

The prospectus lists the most significant investment restrictions to which ONE Fund is subject. (See "About ONE Fund" in the prospectus.) A complete list of ONE Fund's investment restrictions is shown below. The first nine investment restrictions are fundamental policies that may not be changed without the affirmative vote of the majority of the outstanding voting securities of ONE Fund or a particular portfolio, as appropriate. A "majority vote" means the vote of the lesser of (i) 67% of the shares represented at a meeting at which more than 50% of the outstanding shares are represented or (ii) more than 50% of the outstanding voting securities. With respect to the submission of a change in an investment policy to the holders of outstanding voting securities of a particular portfolio, such matter shall be deemed to have been effectively acted upon with respect to that portfolio if a majority of the outstanding voting securities of the portfolio vote for the approval of such matter, notwithstanding (1) that the matter has not been approved by the holders of a majority of the outstanding voting securities of any other portfolio affected by the matter, and (2) that the matter has not been approved by the vote of a majority of the outstanding voting securities of ONE Fund. Investment restrictions 10 and following are nonfundamental. They may be changed by the Board of Directors without shareholder approval.

ONE Fund may not issue senior securities, except to the extent that the borrowing of money in accordance with restriction 4. or the purchase of reverse repurchase agreements may constitute the issuance of a senior security, and each portfolio of ONE Fund except the International Portfolio will not:


(Fundamental)

         l. invest more than 5% of the value of its total assets in the securities of any one issuer (except U.S. Government securities);

         2. purchase more than l0% of the outstanding voting securities of any one issuer, and the Money Market Portfolio will not acquire the voting securities of any issuer except in connection with a merger, consolidation or other reorganization;


         3. invest more than 25% of the value of its total assets in any one industry, except that the Money Market Portfolio may invest more than 25% of the value of its total assets in obligations issued or guaranteed by the U.S. Government, its agencies or instrumentalities or in certificates of deposit, bankers' acceptances, bank time deposits or other obligations of banks. For purposes of this restriction, ONE Fund considers each foreign government to constitute an "industry." ONE Fund interprets the word "bank," as used in this investment restriction, to mean "domestic bank."


         4. borrow money, except by means of reverse repurchase agreements or, for temporary or emergency purposes, from banks, and the aggregate amount borrowed shall not exceed 5% of the value of the assets of the portfolio (In the case of such borrowing, each portfolio may pledge, mortgage or hypothecate up to 5% of its assets);

         5. purchase or sell commodities or commodity contracts except that each portfolio other than the Money Market Portfolio may, for hedging purposes, purchase and sell financial futures contracts and options thereon;

         6. underwrite securities of other issuers except insofar as ONE Fund may be considered an underwriter under the Securities Act of l933 in selling portfolio securities;

         7. purchase or sell real estate, including limited partnerships, except that each portfolio may invest in securities secured by real estate or interests therein or securities issued by companies which invest in real estate or interests therein (For purposes of this restriction, "real estate" does not include investments in readily marketable notes or other evidence of indebtedness secured by mortgages or deeds of trust relating to real property);

         8. lend money or other assets to other persons, in excess of 5% of a portfolio's total assets, except by the purchase of obligations in which the portfolio is authorized to invest and by entering into repurchase agreements (Portfolio securities may be loaned if collateral values are continuously maintained at no less than 100% by marking to market daily);


         9. purchase securities of other investment companies, except in connection with a merger, consolidation or reorganization, or except the purchase by any portfolio other than the Money Market Portfolio of the securities of closed-end investment companies if after the purchase: (i) the portfolio does not own more than 3% of the total outstanding voting stock of the other investment company or (ii) the value of the securities of all investment companies held by such portfolio does not exceed 10% of the value of the total assets of that portfolio (Purchases of investment company securities will be made (a) only on the open market or through dealers or underwriters receiving the customary sales loads, or (b) as part of a merger, consolidation or plan of reorganization);

(Nonfundamental)
         10. invest more than 15% of the value of its assets in securities or other investments, including repurchase agreements maturing in more than seven days, that are not readily marketable;


         11. purchase or sell put or call options, except that each portfolio other than the Money Market Portfolio may, for hedging purposes,
             (a) write call options traded on a registered national securities exchange if the portfolio owns the underlying securities subject to such options, and purchase call options for the purpose of closing out positions in options it has written; (b) purchase put options on securities owned, and sell such options in order to close its positions in put options; (c) purchase and sell financial futures contracts and options thereon; and (d) purchase and sell financial index options; provided, however, that no option or futures contract shall be purchased or sold if, as a result, more than one-third of the total assets of the portfolio would be hedged by options or futures contracts, and no more than 5% of any portfolio's total assets, at market value, may be used for premiums on open options and initial margin deposits on futures contracts;

         12. invest in securities of foreign issuers except that (a) each of the Income, Income & Growth, Growth, Core Growth, Small Cap and S&P 500 Index Portfolios may invest up to 20% of its assets in securities of foreign issuers (including foreign governments or political subdivisions, agencies or instrumentalities of foreign governments) American Depository Receipts, and securities of United States domestic issuers denominated in foreign currency, and (b) the Money Market Portfolio may invest up to 50% of its assets in such securities, provided they are denominated in U.S. dollars and held in custody in the United States; (For purposes of this restriction, U.S. dollar denominated depository receipts traded in domestic markets do not constitute foreign securities.)



         13. sell securities short or purchase securities on margin except such short-term credits as are required to clear transactions;

         14. invest in foreign currency contracts or options except that, in order to hedge against changes in the exchange rates of foreign currencies in relation to the U.S. dollar, each portfolio other than the Money Market Portfolio may engage in forward foreign currency contracts, foreign currency options and foreign currency futures contracts in connection with the purchase, sale or ownership of specific securities (but not more than 5% of a portfolio's assets may be invested in such currency hedging contracts).

The following are the fundamental investment policies related to the International Portfolio

          1. The portfolio will not issue senior securities, except that the portfolio may borrow money directly or through reverse repurchase agreements in amounts not in excess of one-third of the value of its total assets; provided that, while borrowings and reverse repurchase agreements outstanding exceed 5% of the portfolio's total assets, any such borrowings will be repaid before additional investments are made.

          2. The portfolio will not purchase securities if, as a result of such purchase, 25% or more of the portfolio's total assets would be invested in any one industry. However, the portfolio may at any time invest 25% or more of its total assets in cash or cash items and securities issued and/or guaranteed by the U.S. government, its agencies or instrumentalities.


          3. The portfolio will not purchase or sell real estate, although it may invest in securities of companies whose business involves the purchase or sale of real estate or in securities secured by real estate or interests in real estate.

          4. The portfolio will not lend any of its assets, except the portfolio's securities, up to one-third of its total assets. This shall not prevent the portfolio from purchasing or holding corporate or U.S. government bonds, debentures, notes, certificates of indebtedness or other debt securities of an issuer, entering into repurchase agreements, or engaging in other transactions which are permitted by the portfolio's investment objectives and policies.

          5. The portfolio will not underwrite any issue of securities, except as the portfolio may be deemed to be an underwriter under the Securities Act of 1933 in connection with the sale of securities in accordance with its investment objectives, policies, and limitations.

          6. With respect to 75% of its total assets, the portfolio will not purchase the securities of any one issuer (other than cash, cash items, or securities issued and/or guaranteed by the U.S. government, its agencies or instrumentalities, and repurchase agreements collateralized by such securities) if, as a result, more than 5% of its total assets would be invested in the securities of that issuer. Also, the portfolio will not purchase more than 10% of any class of the outstanding voting securities of any one issuer. For these purposes, the portfolio considers common stock and all preferred stock of an issuer each as a single class, regardless of priorities, series, designations, or other differences.

          7. The portfolio will not purchase any securities on margin, but it may obtain such short-term credits as are necessary for clearance of transactions. The deposit or payment by the portfolio of initial or variation margin in connection with financial futures contracts or related options transactions is not considered the purchase of a security on margin.

          8. The portfolio will not purchase or sell commodities, except that the portfolio may purchase and sell financial futures contracts and related options.

          9. The portfolio will not pledge, mortgage or hypothecate any assets except to secure permitted borrowings. In those cases, the portfolio may pledge, mortgage or hypothecate assets having a market value not exceeding the lesser of the dollar amounts borrowed or 15% of the value of its total assets at the time of borrowing.

          10. The portfolio will not sell securities short unless during the time the short position is open, the portfolio owns an equal amount of the securities sold or securities readily and freely convertible into or exchangeable, without payment of additional consideration, for securities of the same issue as, and equal in amount to, the securities sold short; and not more than 10% of the portfolio's net assets (taken at current value) is held as collateral for such sales at any one time.

          11. The portfolio will not invest more than 15% of its net assets in illiquid securities, including, among others, repurchase agreements providing for the settlement more than seven days after notice, and certain restricted securities not determined by the Board of Directors to be liquid.


In addition to the above restrictions, in order to comply with Rule 2a-7 under the Investment Company Act of 1940, no more than 5% of the assets of the Money Market Portfolio will be invested in "second-tier" short-term debt instruments, that is those receiving the second highest rating by any two nationally recognized statistical rating organizations ("NRSRO's") (or by one NRSRO if (a) that is the only NRSRO having rated the security or (b) one other NRSRO has given the security its highest rating), or whose issuer has received such a rating or ratings with respect to a class of short-term debt obligations that is now comparable in priority and security to those to be purchased. In addition, not more than $1 million (or 1% of this portfolio's assets, if greater) may be invested in the second-tier instruments of any one issuer.


Under normal market conditions, at least 65% of the assets of the International Portfolio will be invested in foreign securities, including securities of issuers in at least three different foreign countries. As of the date of this Statement of Additional Information, the Board of Directors has approved investment by the International Portfolio in 50 countries with developed securities markets, including the following countries with developed economies:
Australia, Austria, Belgium, Canada, Denmark, Finland, France, Germany, Ireland, Israel, Italy, Japan, Luxembourg, Netherlands, New Zealand, Norway, Spain, Sweden, Switzerland and the United Kingdom; and the following countries with developing economies: Argentina, Bangla Desh, Brazil, Chile, China (Hong Kong, Shanghai and Shenzhen Exchanges), Czech Republic, Egypt, Greece, Hungary, Indonesia, Jordan, Malaysia, Mexico, Morocco, Pakistan, Peru, Philippines, Poland, Portugal, Singapore, South Africa, South Korea, Sri Lanka, Taiwan, Thailand, Turkey, Uruguay, Venezuela and Zimbabwe.



                               INVESTMENT POLICIES

The following descriptions of money market instruments supplement the investment objectives and policies (see "Money Market Portfolio") set forth in ONE Fund's prospectus. The Money Market Portfolio will invest extensively in these instruments. The other portfolios may invest in such instruments to a very limited extent (to invest otherwise idle cash) or on a temporary basis for defensive purposes. The debt security ratings referred to in the prospectus in connection with the investment policies of the portfolios are defined in the Appendix to this Statement of Additional Information.

MONEY MARKET INSTRUMENTS

      U.S. Government Obligations - Bills, notes, bonds and other debt securities issued or guaranteed as to principal or interest by the United States or by agencies or authorities controlled or supervised by and acting as instrumentalities of the U.S. Government established under authority granted by Congress, including, but not limited to, the Government National Mortgage Association, the Tennessee Valley Authority, the Bank for Cooperatives, the Farmers Home Administration, and Federal Home Loan Banks. Some obligations of U.S. Government agencies, authorities and other instrumentalities are supported by the full faith and credit of the U.S. Treasury; others by the right of the issuer to borrow from the U.S. Treasury; and others only by the credit of the issuer. Certain of the foregoing may be purchased on a "when issued" basis at which time the rate of return will not have been set.

      Certificates of Deposit - Certificates issued against funds deposited in a bank for a definite period of time, at a specified rate of return. Normally they are negotiable.

      Bankers' Acceptances - Short-term credit instruments issued by corporations to finance the import, export, transfer or storage of goods. They are termed "accepted" when a bank guarantees their payment at maturity and reflect the obligation of both the bank and drawer to pay the face amount of the instrument at maturity.

      Commercial Paper - Promissory notes issued by corporations to finance their short-term credit needs. Commercial paper obligations may include variable amount master demand notes. Variable amount master demand notes are obligations that permit the investment of fluctuating amounts by the portfolio at varying rates of interest pursuant to direct arrangements between the portfolio, as lender, and the borrower. These notes permit daily changes in the amounts borrowed. The portfolio has the right to increase the amount under the note at any time up to the full amount provided by the note agreement, or to decrease the amount, and the borrower may prepay up to the full amount of the note without penalty. Because variable amount master demand notes are direct lending arrangements between the lender and the borrower, it is not generally contemplated that such instruments will be traded, and there is no secondary market for these notes, although they are redeemable (and thus immediately repayable by the borrower) at face value, plus accrued interest, at any time. In connection with a master demand note arrangement, the Adviser will monitor, on an ongoing basis, the earning power, cash flow, and other liquidity ratios of the issuer and its ability to pay principal and interest on demand. While master demand notes, as such, are not typically rated by credit rating agencies, if not so rated the portfolio may invest in them only if at the time of an investment the issuer meets the criteria set forth above for all other commercial paper issuers. Such notes will be considered to have a maturity of the longer of the demand period or the period of the interest guarantee.

      Corporate Obligations - Bonds and notes issued by corporations in order to finance longer-term credit needs.


REPURCHASE AGREEMENTS

Under a repurchase agreement, the portfolio purchases a security and obtains a simultaneous commitment from the seller (a member bank of the Federal Reserve System or a government securities dealer recognized by the Federal Reserve Board) to repurchase the security at a mutually agreed upon price and date. It may also be viewed as a loan of money by the portfolio to the seller. The resale price is normally in excess of the purchase price and reflects an agreed upon market rate. The rate is effective for the period of time the portfolio is invested in the agreement and unrelated to the coupon rate on the purchased security. The period of these repurchase agreements will usually be short, from overnight to one week, and at no time will the portfolio invest in repurchase agreements for more than one year. These transactions afford an opportunity for the portfolio to earn a return on temporarily available cash. Although repurchase agreements carry certain risks not associated with direct investments in securities, ONE Fund intends to enter into repurchase agreements only with financial institutions believed by the Adviser or Sub-adviser to present minimal credit risks in accordance with criteria established by ONE Fund's Board of Directors. The Adviser or Sub-adviser will review and monitor the creditworthiness of such institutions under the Board's general supervision. ONE Fund will only enter into repurchase agreements pursuant to a master repurchase agreement that provides that all transactions be fully collateralized and that the collateral be in the actual or constructive possession of ONE Fund. The agreement must also provide that ONE Fund will always receive as collateral securities whose market value, including accrued interest, will be at least equal to 100% of the dollar amount invested by the portfolio in each agreement, and the portfolio will make payment for such securities only upon physical delivery or evidence of book entry transfer to the account of the custodian. If the seller were to default, the portfolio might incur a loss if the value of the collateral securing the repurchase agreement declines and may incur disposition costs in connection with liquidating the collateral. In addition, if bankruptcy proceedings are commenced with respect to the seller of the security, realization upon the collateral by the portfolio may be delayed or limited and a loss may be incurred if the collateral securing the repurchase agreement declines in value during the bankruptcy proceedings.


REVERSE REPURCHASE AGREEMENTS

Under a reverse repurchase agreement, a portfolio sells a debt security and agrees to repurchase it at an agreed upon time and at an agreed upon price. The portfolio retains record ownership of the security and the right to receive interest and principal payments thereon. At an agreed upon future date, the portfolio repurchases the security by remitting the proceeds previously received, plus interest. The difference between the amount the portfolio receives for the security and the amount it pays on repurchase is deemed to be payment of interest. The portfolio will maintain in a segregated custodial account cash, Treasury bills or other U.S. Government securities having an aggregate value equal to the amount of such commitment to repurchase including accrued interest, until payment is made. In certain types of agreements, there is no agreed-upon repurchase date and interest payments are calculated daily, often based on the prevailing overnight repurchase rate. The Securities and Exchange Commission views these transactions as collateralized borrowings by the portfolio and the portfolio will abide by the limitations set out in fundamental investment restriction number 4 with respect to the borrowing of money.


HEDGING TRANSACTIONS

The purpose of hedging transactions using put and call options on individual securities, financial futures contracts, and options on such contracts and on financial indexes, all to the extent provided in investment restrictions 5 and 11, is to reduce the risk of fluctuation of portfolio securities values or to take advantage of expected market fluctuations. However, while such transactions are defensive in nature and are not speculative, some risks remain.

The use of options and futures contracts may help ONE Fund to gain exposure or to protect itself from changes in market values. For example, ONE Fund may have a substantial amount of cash at the beginning of a market rally. Conventional procedures of purchasing a number of individual issues requires time and may result in missing a significant market movement. By using futures contracts, ONE Fund can obtain immediate exposure to the market. The buying program will then proceed and, once it is completed (or as it proceeds), the futures contracts will be closed. Conversely, in the early stages of a market decline, market exposure can be promptly offset by selling futures contracts, and individual securities can be sold over a longer period under cover of the resulting short contract position.

COVERED CALL OPTIONS AND PUT OPTIONS

In writing (i.e., selling) "covered" call options on securities owned by a portfolio, the portfolio gives the purchaser of the call option the right to purchase the underlying securities owned by the portfolio at a specified "exercise" price at any time prior to the expiration of the option, normally within nine months. In purchasing put options on securities owned by a portfolio, the portfolio pays the seller of the put option a premium for the right of the portfolio to sell the underlying securities owned by the portfolio at a specified exercise price prior to the expiration of the option.

Whenever a portfolio has a covered call option outstanding, the underlying securities will be segregated by ONE Fund's custodian and held in an escrow account to assure that such securities will be delivered to the option holder if the option is exercised. While the underlying securities are subject to the option, the portfolio remains the record owner of the securities, entitling it to receive dividends and to exercise any voting rights. In order to terminate its position as the writer of a call option or the purchaser of a put option, the portfolio may enter into a "closing" transaction, which is the purchase of a call option or sale of a put option on the same underlying securities and having the same exercise price and expiration date as the option previously sold or purchased by the portfolio.

RISK FACTORS WITH OPTIONS

The purchaser of an option pays the option writer a "premium" for the option. In the case of a covered call option written by a portfolio, if the purchaser does not exercise the call option, the premium will generate additional capital gain to the portfolio. If the market price of the underlying security declines, the premium received for the call option will reduce the amount of the loss the portfolio would otherwise incur. However, if the market price of the underlying security rises above the exercise price and the call option is exercised, the portfolio will lose its opportunity to profit from that portion of the rise which is in excess of the exercise price plus the option premium. Therefore, ONE Fund will write call options only when the Adviser believes that the option premium will yield a greater return to the portfolio than any capital appreciation that might occur on the underlying security during the life of the option.

In the case of a put option purchased by a portfolio, if the market price of the underlying security remains or rises above the exercise price of the option, the portfolio will not exercise the option and the premium paid for such option will reduce the gain the portfolio would otherwise have earned. Conversely, if the market price of the underlying security falls below the exercise price less the premium paid for the option, the portfolio will exercise the option, thereby reducing the loss the portfolio would have otherwise suffered. Accordingly, a portfolio will purchase put options only when the Adviser believes that the market price of the underlying security is more likely to decrease than increase.

Whenever a portfolio enters into a closing transaction, the portfolio will realize a gain (or loss) if the premium plus commission it pays for a closing call option is less (or greater) than the premium it received on the sale of the original call option. Conversely, the portfolio will realize a gain (or loss) if the premium it receives, less commission, for a closing put option is greater (or less) than the premium it paid for the original put option. The portfolio will realize a gain if a call option it has written lapses unexercised, and a loss if a put option it has purchased lapses unexercised.

FUTURES CONTRACTS

Each portfolio, other than the Money Market Portfolio, may invest in two kinds of financial futures contracts: stock index futures contracts and interest rate futures contracts. Stock index futures contracts are contracts developed by and traded on national commodity exchanges whereby the buyer will, on a specified future date, pay or receive a final cash payment equal to the difference between the actual value of the stock index on the last day of the contract and the value of the stock index established by the contract multiplied by the specific dollar amount set by the exchange. Futures contracts may be based on broad-based stock indexes such as the Standard & Poor's 500 Index or on narrow-based stock indexes. A particular index will be selected according to the Adviser's investment strategy for the particular port- folio. An interest rate futures contract is an agreement whereby one party agrees to sell and another party agrees to purchase a specified amount of a specified financial instrument (debt security) at a specified price at a specified date, time and place. Although interest rate futures contracts typically require actual future delivery of and payment for financial instruments, the contracts are usually closed out before the delivery date. A public market exists in interest rate futures contracts covering primarily the following financial instruments: U.S. Treasury bonds; U.S. Treasury notes; Government National Mortgage Association (GNMA) modified pass-through mortgage-backed securities; three-month U.S. Treasury bills; 90-day commercial paper; bank certificates of deposit; and Eurodollar certificates of deposit. It is expected that futures contracts trading in additional financial instruments will be authorized.

At the time a portfolio enters into a contract, it sets aside a small portion of the contract value in an account with ONE Fund's custodian as a good faith deposit (initial margin) and each day during the contract period requests and receives or pays cash equal to the daily change in the contract value

(variable margin). ONE Fund, its futures commission merchant and ONE Fund's custodian retain control of the initial margin until the contract is liquidated.

OPTIONS ON FUTURES CONTRACTS AND FINANCIAL INDEXES

Instead of entering into a financial futures contract, a portfolio may buy an option giving it the right to enter into such a contract at a future date. The price paid for such an option is called a premium. A portfolio also may buy options on financial indexes that are traded on securities exchanges. Options on financial indexes react to changes in the value of the underlying index in the same way that options on financial futures contracts do. All settlements for options on financial indexes also are for cash.

Financial futures contracts, options on such contracts and options on financial indexes will only be used for hedging purposes and will, therefore, be incidental to ONE Fund's activities in the securities market. Accordingly, portfolio securities subject to options, or money market instruments having the market value of any futures contracts, will be set aside to collateralize the options or futures contracts.

RISK FACTORS WITH FUTURES, OPTIONS ON FUTURES AND OPTIONS ON INDEXES

One risk of entering into financial futures contracts, buying options on such contracts and buying options on financial indexes is that there may not be enough buyers and sellers in the market to permit the portfolio to close a position when it wants to do so. In such event, besides continuing to be subject to the margin requirements, the portfolio would experience a gain or loss to the extent that the price movement of the securities subject to the hedge differed from the position. To limit the risk, the portfolios will invest only where there is an established secondary market.

A risk applicable to both futures contracts and related options is that changes in the value of the contracts or option may not correlate with changes in the underlying financial index or with changes in the value of the securities subject to hedge or both. This failure may be due, in part, to temporary activity of speculators in the futures markets. To the extent there is not a perfect correlation, changes in the value of a portfolio's assets would not be offset by changes in the value of the contracts and options it had bought.

When a portfolio buys an option on a futures contract or an option on a financial index, its risk of loss is limited to the amount of the premium paid. When a portfolio enters into a futures contract, there is no such limit. However, the loss on an options contract would exceed that of a futures contract if the change in the value of the index does not exceed the premium paid for the option.

The success of a hedge depends upon the Adviser's ability to predict increases or decreases in the relevant financial index. If this expectation proves incorrect, a portfolio could suffer a loss, and would be better off if those futures contracts or options had not been purchased. The skills involved in determining whether to enter into a futures contract or purchase or sell an option are different from those involved in determining whether to buy or sell a security. The Adviser has had only limited experience using financial futures contracts, options on financial futures and options on financial indexes.

Because of the low margin deposits required, futures trading involves a high degree of leverage. As a result, a relatively small price movement in a futures contract may result in immediate and substantial gain or loss. A purchase or sale of a futures contract may result in losses in excess of the amount invested in the futures contract. However, the portfolio would presumably have sustained comparable losses if, instead of the futures contract, it had invested in the underlying financial instrument.

Most futures exchanges limit the amount of fluctuation permitted in futures contract prices during a single trading day. The daily limit establishes the maximum amount that the price of a futures contract may vary either up or down from the previous day's settlement price at the end of a trading session. Once the daily limit has been reached in a particular type of contract, no more trades may be made on that day at a price beyond that limit. The daily limit governs only price movements during a particular trading day and therefore does not limit potential losses because the limit may prevent the liquidation of unfavorable positions. Futures contract prices have occasionally moved to the daily limit for several consecutive trading days with little or no trading, thereby preventing prompt liquidation of futures and subjecting some futures traders to substantial losses.

RISK FACTORS WITH FOREIGN INVESTMENTS

Investments in foreign securities involve considerations not normally associated with investing in domestic issuers. Such factors include changes in currency exchange rates, currency exchange control regulations, the possibility of seizure or nationalization of companies, political or economic instability, imposition of unforeseen taxes, the possibility of financial information being difficult to obtain or difficult to interpret under foreign accounting standards, the necessity of trading in markets that in relation to U.S. markets may be less efficient and have available less information concerning issuers, or the imposition of other restraints that might adversely affect investments.

In selecting foreign investments, each portfolio seeks to minimize these factors. It seeks to invest in securities having investment characteristics and qualities comparable to the kinds of domestic securities in which it invests. Each portfolio seeks to avoid investments in countries with volatile or unstable political or economic conditions.

The portfolios may invest in securities of foreign issuers either directly or in the form of American Depository Receipts (ADRs). ADRs are securities typically issued by an American bank or trust company which evidence ownership of underlying securities issued by a foreign corporation. ADRs enable foreign stocks to be traded and cleared on United States markets. They bear the same investment risks as the underlying foreign stocks. The portfolios may invest in both sponsored and unsponsored ADRs. There may be less financial and other information available for unsponsored ADRs than for sponsored ADRs.

Since investments in foreign securities, other than U.S. dollar denominated securities, involve currencies of foreign countries, the value of a portfolio's assets, as measured in U.S. dollars may be affected favorably or unfavorably by changes in currency exchange rates and in currency exchange control regulations.

FOREIGN CURRENCY HEDGING TRANSACTIONS

In order to hedge against changes in the exchange rates of foreign currencies in relation to the U.S. dollar, each portfolio, other than the Money Market and Tax-Free Income Portfolios, may engage, to the extent permitted in restriction 22, above, in forward foreign currency contracts, foreign currency options and foreign currency futures contracts in connection with the purchase, sale or ownership of a specific security.

The portfolios generally conduct their foreign currency exchange transactions on a spot (i.e., cash) basis at the spot rate prevailing in the foreign exchange currency market. When a portfolio purchases or sells a security denominated in a foreign currency, it may enter into a forward foreign currency contract ("forward contract") for the purchase or sale, for a fixed amount of dollars, of the amount of currency involved in the underlying security transaction. A forward contract involves an obligation to purchase or sell a specific currency at a future date, which may be any fixed number of days from the date of the contract agreed upon by the parties, at a price set at the time of the contract. In this manner, a portfolio may obtain protection against a possible loss resulting from an adverse change in the relationship between the U.S. dollar and the foreign currency during the period between the date the security is purchased or sold and the date upon which payment is made or received. Although such contracts tend to minimize the risk of loss due to the decline in the value of the hedged currency, at the same time they tend to limit any potential gain which might result should the value of such currency increase.

Forward contracts are traded in the interbank market conducted directly between currency traders (usually large commercial banks) and their customers. Generally a forward contract has no deposit requirement, and no commissions are charged. Although foreign exchange dealers do not charge a fee for conversion, they do realize a profit based on the difference between the prices at which they buy and sell various currencies. When the portfolio manager believes that the currency of a particular foreign country may suffer a substantial decline against the U.S. dollar, a portfolio may enter into a forward contract to sell, for a fixed amount of dollars, the amount of foreign currency approximating the value of some or all of that portfolio's securities denominated in such foreign currency. No portfolio will enter into such forward contracts or maintain a net exposure to such contracts where the consummation of the contracts would obligate the portfolio to deliver an amount of foreign currency in excess of the value of its assets denominated in that currency.

At the consummation of a forward contract for delivery by a portfolio of a foreign currency, the portfolio may either make delivery of the foreign currency or terminate its contractual obligation to deliver the foreign currency by purchasing an offsetting contract obligating it to purchase, at the same maturity date, the same amount of the foreign currency. If the portfolio chooses to make delivery of the foreign currency, it may be required to obtain such currency through the sale of its securities denominated in such currency or through conversion of other portfolio assets into such currency. It is impossible to forecast the market value of portfolio securities at the expiration of the forward contract. Accordingly, it may be necessary for the portfolio to purchase additional foreign currency on the spot market (and bear the expense of such purchase) if the market value of the security is less than the amount of foreign currency the portfolio is obligated to deliver, and if a decision is made to sell the security and make delivery of the foreign currency. Conversely, it may be necessary for the portfolio to sell on the spot market some of the foreign currency received on the sale of its hedged security if the security's market value exceeds the amount of foreign currency the portfolio is obligated to deliver.

If the portfolio retains the hedged security and engages in an offsetting transaction, it will incur a gain or loss to the extent that there has been movement in spot or forward contract prices. If a portfolio engages in an offsetting transaction, it may subsequently enter into a new forward contract to sell the foreign currency. Should forward prices decline during the period between the portfolio's entering into a forward contract for the sale of a foreign currency and the date it enters into an offsetting contract for the purchase of the foreign currency, the portfolio will realize a gain to the extent the price of the currency it has agreed to sell exceeds the price of the currency it has agreed to purchase. Should forward prices increase, the portfolio will suffer a loss to the extent the price of the currency it has agreed to purchase exceeds the price of the currency it has agreed to sell.

Buyers and sellers of foreign currency options and futures contracts are subject to the same risks previously described with respect to options and futures generally (see "Risk Factors with Options" and "Risk Factors with Futures, Options on Futures and Options on Indexes," above). In addition, settlement of currency options and futures contracts with respect to most currencies must occur at a bank located in the issuing nation. The ability to establish and close out positions on such options is subject to the maintenance of a liquid market that may not always be available. Currency rates may fluctuate based on political considerations and governmental actions as opposed to purely economic factors.

Predicting the movements of foreign currency in relation to the U.S. dollar is difficult and requires different skills than those necessary to predict movements in the securities market. There is no assurance that the use of foreign currency hedging transactions can successfully protect a portfolio against loss resulting from the movements of foreign currency in relation to the U.S. dollar. In addition, it must be remembered that these methods of protecting the value of a portfolio's securities against a decline in the value of a currency do not eliminate fluctuations in the underlying prices of the securities. They simply establish rates of exchange which can be achieved at some future point in time. Additionally, although such contracts tend to minimize the risk of loss due to the decline in the value of the hedged currency, at the same time they tend to limit any potential gain which might result should the value of such currency increase.

RISK FACTORS WITH HIGH-YIELD, HIGH-RISK SECURITIES

The high-yield, high-risk securities in which the Income Portfolio may invest up to 15% of its assets present special risks to investors. The market value of lower-rated securities may be more volatile than that of higher-rated securities and generally tends to reflect the market's perception of the creditworthiness of the issuer and short-term market developments to a greater extent than more highly-rated securities, which primarily reflect fluctuations in prevailing interest rates. Periods of economic uncertainty and change can be expected to result in increased volatility in the market value of lower-rated securities. Further, such securities may be subject to greater risks of loss of income and principal, particularly in the event of adverse economic changes or increased interest rates, because their issuers generally are not as financially secure or as creditworthy as issuers of higher-rated securities. Additionally, to the extent that there is no national market system for secondary trading of lower-rated securities, there may be a low volume of trading in such securities which may make it more difficult to value or sell those securities than higher-rated securities. Adverse publicity and investor perceptions, whether or not based on fundamental analysis, may decrease the values and liquidity of high-yield, high-risk securities, especially in a thinly traded market.

Investors should recognize that the market for high-yield, high-risk securities is a relatively recent development that has not been fully tested by a prolonged economic recession. An economic downturn may severely disrupt the market for such securities and cause financial stress to the issuers which may adversely affect the value of such securities held by the Income Portfolio and the ability of the issuers of such securities to pay principal and interest. A default by an issuer may result in the Income Portfolio incurring additional expenses to seek recovery of the amounts due it.

CONVERTIBLE SECURITIES

Convertible securities include a variety of instruments that can be exchanged for or converted into common stock, including convertible bonds or debentures, convertible preferred stock, units consisting of usable bonds and warrants, and securities that cap or otherwise limit returns to the security holder. Examples of these include dividend enhanced convertible stocks or debt exchangeable for common stock (DECS), liquid yield option notes (LYONS), preferred equity redemption cumulative stock (PERCS), preferred redeemable increased dividend securities (PRIDES) and zero coupon convertible securities.


As with all fixed-income securities, various market forces influence the market value of convertible securities, including changes in the level of interest rates. As the level of interest rates increases, the market value of convertible securities may decline and, conversely, as interest rates decline, the market value of convertible securities may increase. The unique investment characteristic of convertible securities, the right to be exchanged for the issuer's common stock, causes the market value of convertible securities to increase when the underlying common stock increases. However, since securities priced fluctuate, there can be no assurance of capital appreciation, and most convertible securities will not reflect quite as much capital appreciation as their underlying common stocks. When the underlying common stock is experiencing a decline, the value of the convertible security tends to decline to a level approximating the yield-to-maturity basis of straight nonconvertible debt of similar quality, often call "investment value," and may not experience the same decline as the underlying common stocks.


Many convertible securities sell at a premium over their conversion values (i.e., the number of shares of common stock to be received upon conversion multiplied by the current market price of the stock). This premium represents the price investors are willing to pay for the privilege of purchasing a fixed-income security with a possibility of capital appreciation due to the conversion privilege. If this appreciation potential is not realized, the premium may not be recovered.

ZERO-COUPON AND PAY-IN-KIND DEBT SECURITIES

Zero-coupon securities (or "step-ups") in which a portfolio may invest are debt obligations which are generally issued at a discount and payable in full at maturity, and which do not provide for current payments of interest prior to maturity. Pay-in-kind securities make periodic interest payments in the form of additional securities (as opposed to cash). Zero-coupon and pay-in-kind securities usually trade at a deep discount from their face or par value and are subject to greater market value fluctuations from changing interest rates than debt obligations of comparable maturities which make current distributions of interest. As a result, the net asset value of shares of a portfolio investing in zero-coupon and pay-in-kind securities may fluctuate over a greater range than shares of other mutual funds investing in securities making current distributions of interest and having similar maturities.

SECURITIES LENDING

A portfolio may lend its portfolio securities, provided: (1) the loan is secured continuously by collateral consisting of U.S. Government securities, cash or cash equivalents adjusted daily to have market value at least equal to the current market value of the securities loaned; (2) the portfolio may at any time call the loan and regain the securities loaned; (3) a portfolio will receive any interest or dividend paid on the loaned securities; and (4) the aggregate market value of any portfolio's securities loaned bill not at any time exceed one-third (or such other limit as the Board of Directors may establish) of the total assets of the portfolio. In addition, it is anticipated that a portfolio may share with the borrower some of the income received on the collateral for the loan or that the portfolio will be paid a premium for the loan.

Before a portfolio enters into a loan, the Adviser or sub-adviser considers all relevant facts and circumstances, including the creditworthiness of the borrower. The risks in lending portfolio securities, as with other extensions of credit, consist of possible delay in recovery of the securities or possible loss of rights in the collateral should the borrower fail financially. Although voting rights or rights to consent with respect to the loaned securities pass to the borrower, a portfolio retains the right to call the loans at any time on reasonable notice, and it will do so in order that the securities may be voted by a portfolio if the holders of such securities are asked to vote upon or consent to matters materially affecting the investment.

WARRANTS

Warrants basically are options to purchase common stock at a specific price (usually at a premium above the market value of the optioned common stock at issuance) valid for a specified period of time. Warrants may have a life ranging from less than a year to twenty years or may be perpetual. However, warrants have expiration dates after which they are worthless. In addition, if the market price of the common stock does not exceed the warrant's exercise price during the life of the warrant, the warrant will expire as worthless. Warrants have no voting rights, pay no dividends, and have no rights with respect to the assets of the corporation issuing them. The percentage increase or decrease in the market price of the warrant may tend to be greater than the percentage increase or decrease in the market price of the optioned common stock.

WHEN-ISSUED AND DELAYED DELIVERY TRANSACTIONS

These transactions are made to secure what is considered to be an advantageous price or yield for a portfolio. No fees or other expenses, other than normal transaction costs, are incurred. However, liquid assets of the portfolio sufficient to make payment for the securities to be purchased are segregated on the portfolio's records at the trade date. These assets are marked to market daily and are maintained until the transaction has been settled. No portfolio will engage in when-issued and delayed delivery transactions to an extent that would cause the segregation of more than 20% of the total value of its assets.

BORROWING MONEY

The portfolios will not borrow money except as a temporary measure for extraordinary or emergency purposes and then only in amounts not in excess of 5% of the value of a portfolio's total assets. In addition, certain portfolios may enter into reverse repurchase agreements and otherwise borrow up to one-third of the value of the portfolio's total assets, including the amount borrowed, in order to meet redemption requests without immediately selling portfolio securities. This latter practice is not for investment leverage but solely to facilitate management of a portfolio by enabling it to meet redemption requests when the liquidation of portfolio instruments would be inconvenient or disadvantageous.

Interest paid on borrowed funds will not be available for investment and will reduce net income. A portfolio will liquidate any such borrowings as soon as possible and may not purchase any portfolio securities while the borrowings are outstanding. However, during the period any reverse repurchase agreements are outstanding, but only to the extent necessary to assure completion of the reverse repurchase agreements, the purchase of portfolio securities will be limited to money market instruments maturing on or before the expiration date of the reverse repurchase agreements.

                             MANAGEMENT OF ONE FUND

DIRECTORS AND OFFICERS OF ONE FUND

The directors and officers of ONE Fund, together with information as to their principal occupations during the past five years are listed below:


                                            Position with                    Principal Occupation
Name and address                            the Fund                         during past five years
----------------                            -------------                    ----------------------

Ronald L. Benedict*                         Secretary and                    Corporate Vice President, Counsel
One Financial Way                           Director                         and Secretary, ONLI; Secretary
Cincinnati, Ohio                                                             of the Adviser and Ohio National Equities
                                                                             Inc.; Secretary and Director of ONF.

George E. Castrucci                         Director                         Director of ONF; Retired; Formerly
8355 Old Stable Road                                                         President and Chief Operating
Cincinnati, Ohio                                                             Officer of Great American
                                                                             Communications Co. and Chairman and Chief
                                                                             Executive Officer of Great
                                                                             American Broadcasting Co.; Director
                                                                             of Benchmark Savings Bank; Director of
                                                                             Baldwin Piano & Organ Co.

Ross Love                                  Director                          President & CEO, Blue  Chip Broadcasting,
615 Windings Way                                                             Ltd.; Trustee, Health Alliance of Greater
Cincinnati, Ohio                                                             Cincinnati; Director, Partnership for a
                                                                             Drug Free America (Chairman of African-
                                                                             American Task Force); Advisory Board,
                                                                             Syracuse University School of Management;
                                                                             Director of ONF; Director, Association of
                                                                             National Advertisers; Until 1996 was Vice
                                                                             President of Advertising, Procter & Gamble Co.

John J. Palmer*                            President and                     Senior Vice President,
One Financial Way                          Director                          Strategic Initiatives, ONLI;
Cincinnati, Ohio                                                             President and Director of ONF;
                                                                             President and Director of ONLI's
                                                                             broker-dealers; Prior to March
                                                                             1997 was Senior Vice President
                                                                             of Life Insurance Company of
                                                                             Virginia.

George M. Vredeveld                         Director                         Professor of Economics, University of
University of Cincinnati                                                     Cincinnati; Director of Center for
P.O. Box 210223                                                              Economic Education; Private
Cincinnati, Ohio                                                             Consultant; Director of Benchmark
                                                                             Savings Bank.

Thomas A. Barefield                         Vice President                   Sr. Vice President, Institutional
One Financial Way                                                            Sales, ONLI; Vice President of ONF;
Cincinnati, Ohio                                                             Sr. Vice President  of ONEQ.
                                                                             Prior to December 1997, Senior Vice
                                                                             President, Life Insurance Company
                                                                                of Virginia.


Michael A. Boedeker                         Vice President                   Vice President, Senior Investment
One Financial Way                                                            Officer, ONLI; Vice President
Cincinnati, Ohio                                                             and Director of the Adviser;
                                                                             Vice President of ONF.

Joseph P. Brom                              Vice President                   Executive Vice President, ONLI;
One Financial Way                                                            President and Director of the
Cincinnati, Ohio                                                             Adviser; Vice President of ONF.


Stephen T. Williams                         Vice President                   Vice President of Equity Securities, ONLI;
One Financial Way                                                            Vice President and Director of
Cincinnati, Ohio                                                             the Adviser; Vice President of ONF.

Dennis R. Taney                             Treasurer                        Mutual Funds Financial Operations
One Financial Way                                                            Director, ONLI; Treasurer of
Cincinnati, Ohio                                                             the Adviser; Treasurer of ONF

William Hilbert, Jr.                        Compliance Director              From May 1996 until December
One Financial Way                           & Assistant Treasurer            1997, was an investment
Cincinnati, Ohio                                                             administrator for ONLI; worked
                                                                             as a contractor for Fidelity
                                                                             Investments (1994-5) and for
                                                                             Procter & Gamble (1995-6)


Marcus L. Collins                           Assistant Secretary              Senior Attorney, ONLI. Prior
One Financial Way                                                            to 1999 was counsel to Countrywide
Cincinnati, Ohio                                                             Financial Services, Inc. (1998) and
                                                                             legal contract employee for the U.S.
                                                                             Department of Justice (1991-1998)



* Indicates Directors who are "Interested Persons" as defined by the Investment Company Act of 1940, as amended.


COMPENSATION OF DIRECTORS
Directors not affiliated with ONLI, the Adviser, PBA or FGIM were compensated as follows during the fiscal year ended June 30, 1999:


                                            Aggregate Compensation              Total Compensation
Name of Director                            from ONE Fund                       from Fund Complex*
----------------                            ----------------------              ------------------

George E. Castrucci                                  $    4,600                          $15,000
Ross Love                                                 4,600                           15,000
George M. Vredeveld                                       4,600                           15,000

*The "Fund Complex" consists of ONE Fund and ONF.

Directors and officers of ONE Fund who are affiliated with ONLI or the Adviser receive no compensation from the Fund Complex. ONE Fund has no pension, retirement or deferred compensation plan for its directors or officers.

SHAREHOLDERS' MEETINGS

ONE Fund's by-laws provide that shareholders' meetings need only be held every three years unless matters requiring shareholder approval should occur more frequently. It is anticipated that shareholders' meetings will generally occur every three years.

CONTROLLING PERSONS AND PRINCIPAL SHAREHOLDERS

Because of its ownership of ONE Fund shares, ONLI is a controlling person of each portfolio of ONE Fund other than the International Portfolio. As a result, ONLI likely will be able to control the outcome of a shareholder vote for any of those portfolios unless and until the percentage of shares of a portfolio held by other investors significantly expands. The Adviser is also 100% owned by ONLI.


As of June 9, 1999, ONLI's ownership of ONE Fund shares was as follows:

                                  Number of           Net Asset         Percent of
Portfolio                           Shares              Value            Portfolio
---------                         ----------          ---------          ----------
Money Market                       8,493,694          $ 8,493,694            50.1%
Income                               510,744          $ 4,938,894            77.5%
Income & Growth                      347,932          $ 5,281,608            40.3%
Growth                               240,131          $ 3,923,741            37.3%
Core Growth                          250,100          $ 2,863,645            65.6%
Small Cap                            211,603          $ 2,204,903            58.6%
International                         33,100          $     1,069             0.0%

In addition, as of that date, ___________________________________________ owned
51,495,932 shares of the _____________________ having a total net asset value of $550,492 and representing _____% of the Portfolio. As of that date, no other shareholder owned more than 5% of the shares of any ONE Fund portfolio. The amount of shares of each portfolio of ONE Fund held by officers and directors of ONE Fund, as a group, was less than 1%.


INVESTMENT ADVISORY AND OTHER SERVICES

The Adviser is an Ohio corporation organized on January 17, 1996 to provide investment advice and management services to funds affiliated with ONLI. The Adviser is a wholly-owned subsidiary of ONLI. The Adviser succeeded O.N. Investment Management Company ("ONIMCO") as ONE Fund's investment adviser on May 1, 1996. Prior to that date, ONIMCO had been the investment adviser from ONE Fund's inception. The Adviser, like ONIMCO before it, uses ONLI's investment personnel and administrative systems.

The Adviser regularly furnishes to ONE Fund's Board of Directors recommendations with respect to an investment program consistent with the investment policies of each investment portfolio. Upon approval of an investment program by ONE Fund's Board of Directors, the Adviser implements the program by placing the orders for the purchase and sale of securities or, in the case of the International Portfolio, delegates that implementation to FGIM.

The Adviser's services are provided under an Investment Advisory Agreement with ONE Fund. Under the Investment Advisory Agreement, the Adviser provides personnel, including executive officers for ONE Fund. The Adviser also furnishes at its own expense or pays the expenses of ONE Fund for clerical and related administrative services (other than those provided by the custodian agreements with Firstar Bank and Investors Fiduciary Trust Company, and the agency agreement with American Data Services, Inc.), office space, and other facilities. ONE Fund pays corporate expenses incurred in its operations, including, among others, local income, franchise, issuance or other taxes; certain printing costs; brokerage commissions on portfolio transactions; custodial and transfer agent fees; auditing and legal expenses; and expenses relating to registration of its shares for sale and shareholders' meetings.

As compensation for its services, the Adviser receives from ONE Fund an annual investment advisory fee based on the average daily net asset value of each portfolio's assets during the quarterly period for which the fee is paid based on the following schedule: (a) for those assets held in the Income, Income & Growth and Growth Portfolios, the fee is at an annual rate of 0.5% of the first $l00 million of assets in each portfolio, 0.4% of the next $l50 million and 0.3% of assets over $250 million; (b) as to assets held in the Money Market Portfolio, the fee is at an annual rate of 0.3% of the first $100 million of assets, 0.25% of the next $150 million, and 0.2% of assets over $250 million;
(c) for assets held in the Small Cap Portfolio, the fee is at an annual rate of 0.65% of the first $100 million of assets, 0.55% of the next $150 million, and 0.45% of assets over $250 million; (d) for assets held in the International Portfolio, the fee is at an annual rate of 0.9% of assets in the portfolio, and
(e) for assets held in the Core Growth Portfolio, the fee is at an annual rate of 0.95% of the first $150 million of assets and 0.8% of assets over $150 million and (f) for the assets held in the S&P 500 Index Portfolio, the fee is at an annual rate of 0.40% of the first $100 million of assets, 0.35% of the next $150 million, and 0.33% of net assets over $250 million.

Under the Investment Advisory Agreement, ONE Fund authorizes the Adviser to retain sub-advisers for the Core Growth, International Portfolios, subject to the approval of ONE Fund's Board of Directors. The Adviser has entered into a Sub-Advisory Agreement with PBA to manage the investment and reinvestment of Core Growth Portfolio assets, subject to the supervision of the Adviser. As compensation for its services, PBA receives from the Adviser fees at the annual rate of 0.65% of the first $50 million, 0.60% of the next $100 million, and 0.50% of the average daily net assets of that portfolio in excess of $150 million during the quarter for which the fee is paid. The Adviser has entered into a Sub-Advisory Agreement with FGIM to manage the investment and reinvestment of International Portfolio assets, subject to the supervision of the Adviser. As compensation for its services, FGIM receives from the Adviser fees at the annual rate of 0.45% of the first $200 million, and 0.40% of the average daily net assets in excess of $200 million during the quarter for which the fee is paid.

For each of the fiscal years ended June 30, investment advisory fees from each of ONE Fund's portfolios* were paid to ONIMCO (the Adviser's predecessor) and to the Adviser as follows:

1999




1998                      Earned          Waived          Net Fees
                         --------        ---------      ----------
Money Market            $  45,452        ($ 22,726)     $   22,726
Income                     33,928        (  10,178)         23,750
Income & Growth            73,633        (  22,090)         51,543
Growth                     71,522        (  21,457)         50,065
Core Growth                51,878                0          51,878
Small Cap                  38,468        (   8,886)         29,582
International             152,991                0         152,991
                        ---------        ---------      ----------
                        $ 467,872        ($ 85,342)     $  382,535


1997                      Earned          Waived          Net Fees
                         --------        ---------      ----------
Money Market            $  54,943        ($ 37,694)     $   17,249
Income                     33,991        (  12,594)         21,397
Income & Growth            58,563        (  21,373)         37,190
Growth                     61,743        (  22,671)         39,072
Core Growth                27,257                0          27,257
Small Cap                  30,439        (   9,644)         20,795
International             151,632                0         151,632
                         --------        ---------      ----------
                        $ 418,568        ($103,976)     ($ 314,592)

The Investment Advisory Agreement also provides that if, and to the extent that, the total expenses applicable to any portfolio during any calendar quarter (excluding taxes, brokerage commissions, interest and the investment advisory fee) exceed 1%, on an annualized basis, of the portfolio's average daily net asset value, the Adviser will pay such expenses. During the last fiscal year, the Adviser reimbursed the Core Growth Portfolio $2,864, the International Portfolio _________, and under these terms.

Under a Service Agreement among ONE Fund, the Adviser and ONLI, the latter has agreed to furnish the Adviser, at cost, such research facilities, services and personnel as may be needed by the Adviser in connection with its performance under the Investment Advisory Agreement. The Adviser reimburses ONLI for its expenses in this regard.

The Investment Advisory Agreement and the Service Agreement were approved by a vote of ONE Fund's Board of Directors on January 24, 1996, and the shareholders on March 28, 1996. The Sub-Advisory Agreement for the International Portfolio was approved by a vote of ONE Fund's Board of Directors on December 7, 1998 and the shareholders on April 5, 1999. The Investment Advisory Agreement, the Service Agreement and the Sub-Advisory Agreement for the Core Growth Portfolio were approved by the Board of Directors on August 22, 1996 and by the shareholders of the Core Growth Portfolio on October 31, 1996. These agreements will continue in force from year to year hereafter, if such continuance is specifically approved at least annually by a majority of ONE Fund's directors who are not parties to such agreements or interested persons of any such party, with votes to be cast in person at a meeting called for the purpose of voting on such continuance, and also by a majority of ONE Fund's Board of Directors or by a majority of the outstanding voting securities of each portfolio voting separately. The foregoing agreements were approved by the Board of Directors for continuance on August 29, 1999.

The Investment Advisory, Sub-Advisory and Service Agreements may be terminated at any time, without the payment of any penalty, on 60 days' written notice to the Adviser by ONE Fund's Board of Directors or, as to any portfolio, by a vote of the majority of the portfolio's outstanding voting securities. The Investment Advisory Agreement may be terminated by the Adviser on 90 days' written notice to ONE Fund. The Service Agreement may be terminated, without penalty, by the Adviser or ONLI on 90 days' written notice to ONE Fund and the other party. The Sub-advisory Agreements may be terminated, without penalty, by the

Adviser or the sub-adviser (PBA or FGIM) on 90 days' written notice to ONE Fund and the other party. The Agreements will automatically terminate in the event of their assignment.

ONE Fund's 12b-1 Plan is used solely to compensate broker-dealers that sell ONE Fund shares (the "Selling Dealers") for shareholder services and for sales. The basic payment is 0.15% (on an annualized basis) of the average net assets of the Money Market Portfolio and 0.25% of the average net assets of each other portfolio. The fees are increased to the extent necessary to pay incentive bonuses to individual registered representatives who service $5 million or more of ONE Fund shares. Such increases can never increase the fees paid to more than 0.17% and 0.30% respectively. No interested person of ONE Fund other than the Selling Dealers has a direct or indirect financial interest in ONE Fund's 12b-1 Plan. ONE Fund benefits from the 12b-1 Plan payments to Selling Dealers by having the registered representatives of those dealers answer shareholder questions and by having those registered representatives motivated to sell ONE Fund shares to persons likely to remain shareholders for a period of time.


                              BROKERAGE ALLOCATION

The Adviser buys and sells the portfolio securities for all the portfolios, other than the Core Growth, and International Portfolios, and selects the brokers to handle such transactions. The sub-advisers (PBA and FGIM) select the brokers and dealers that execute the transactions for the portfolios managed by them. It is the intention of the Adviser and each of the sub-advisers to place orders for the purchase and sale of securities with the objective of obtaining the most favorable price consistent with good brokerage service. The cost of securities transactions for each portfolio will consist primarily of brokerage commissions or dealer or underwriter spreads. Bonds and money market securities are generally traded on a net basis and do not normally involve either brokerage commissions or transfer taxes.

Occasionally, securities may be purchased directly from the issuer. For securities traded primarily in the over-the-counter market, the Adviser and sub-advisers will, where possible, deal directly with dealers that make a market in the securities unless better prices and execution are available elsewhere. Such dealers usually act as principals for their own account.

In selecting brokers through which to effect transactions, the Adviser and sub-advisers consider a number of factors including the quality, efficiency of execution and value of research, statistical, quotation and valuation services provided. Research services by brokers include advice, either directly or through publications or writings, as to the value of securities, the advisability of purchasing or selling securities, the availability of securities or purchasers or sellers of securities, and analyses and reports concerning issuers, industries, securities, economic factors and trends, and portfolio strategy. In making such determination, the Adviser or sub-adviser may use a broker whose commission in effecting a securities transaction is in excess of that of some other broker if the Adviser or sub-adviser determines in good faith that the amount of such commission is reasonable in relation to the value of the research and related services provided by such broker. In effecting a transaction for one portfolio, a broker may also offer services of benefit to other portfolios managed by the Adviser or sub-adviser, or to the benefit of its affiliates.

Generally, it is not possible to place a dollar value on research and related services provided by brokers to the Adviser or a sub-adviser. However, receipt of such services may tend to reduce the expenses of the Adviser or a sub-adviser. Research, statistical and similar information furnished by brokers may be of incidental assistance to ONLI, ONF or other clients or affiliates of the Adviser or the sub-advisers and conversely, transaction costs paid by ONLI, ONF or other clients or affiliates of the Adviser or the sub-advisers may generate information which is beneficial to ONE Fund.

Consistent with these polices, the sub-advisers may, with the Board of Directors' approval and subject to its review, direct portfolio transactions to be executed by a broker affiliated with the sub-adviser so long as the commission paid to the affiliated broker is reasonable and fair compared to the commission that would be charged by an unaffiliated broker in a comparable transaction.

For each of the fiscal years ended June 30, the following brokerage commission amounts were paid by each portfolio:

                                        1999         1998               1997
                                        ----         ----               ----
                   Money Market                       None              None
                   Income                             None              None
                   Income & Growth                 $ 4,194           $ 6,954
                   Growth                            6,150            14,710
                   Core Growth                       7,700             5,362
                   Small Cap                         6,253             6,888
                   International                    17,067            23,484
                                                   -------           -------
                      Total                        $41,364           $57,398

During the fiscal year ended June 30, 1998, 100% of such commissions were paid to brokers who furnished statistical data and research information to the Adviser, PBA or FGIM. The S&P 500 Index Portfolio did not commence operations until November 1, 1999.


                        PURCHASE AND REDEMPTION OF SHARES

ONE Fund shares are sold at the public offering price, which is their net asset value plus a sales charge, as described in the prospectus, if applicable. They may be redeemed at their net asset value next computed after a purchase or redemption order is received by ONE Fund.

Depending upon the net asset values at that time, the amount paid upon redemption may be more or less than the cost of the shares redeemed. Payment for shares redeemed will be made as soon as possible, but in any event within seven days after evidence of ownership of the shares is tendered to ONE Fund. However, ONE Fund may suspend the right of redemption or postpone the date of payment beyond seven days during any period when (a) trading on the New York Stock Exchange is restricted, as determined by the Securities and Exchange Commission, or such Exchange is closed for other than weekends and holidays; (b) an emergency exists, as determined by the Commission, as a result of which disposal by ONE Fund of securities owned by it is not reasonably practicable, or it is not reasonably practicable for ONE Fund fairly to determine the value of its net assets; or (c) the Commission by order so permits for the protection of security holders of ONE Fund.

Redemptions of shares of any ONE Fund portfolio by any shareholder during any 90-day period will be paid in cash, up to the lesser of (a) $250,000 or (b) 1% of the portfolio's total net asset value. Larger redemptions may, at ONE Fund's discretion, be paid wholly or in part by securities or other assets of the portfolio. A shareholder who receives securities would likely incur brokerage expenses in disposing of them.

Shares of one portfolio may be exchanged for shares of another portfolio of ONE Fund on the basis of the relative net asset values next computed after an exchange order is received by ONE Fund. However, in the case of transfers from the Money Market Portfolio to another portfolio, the sales charge will be levied unless such assets had previously been subjected to a sales charge by having been earlier transferred from another portfolio to the Money Market Portfolio.

The net asset value of ONE Fund's shares is determined at 4 p.m. Eastern time on each day the New York Stock Exchange is open for unrestricted trading. That is normally each weekday (Monday through Friday) except for the following holidays:
New Years Day, Presidents Day, Good Friday, Memorial Day, Independence Day, Labor Day, Thanksgiving Day and Christmas. The net asset value of each portfolio is computed by dividing the value of the securities in that portfolio plus any cash or other assets less all liabilities of the portfolio, by the number of shares outstanding for that portfolio.

Securities which are held in a portfolio and listed on a securities exchange are valued at the last sale price or, if there has been no sale that day, at the last bid price reported as of 4 p.m. Eastern time. Over-the-counter securities are valued at the last bid price as of 4 p.m. Eastern time.

Short-term debt securities in all portfolios with remaining maturities of 60 days or less are valued at amortized cost. All other assets (not including those of the Money Market Portfolio), including restricted debt securities and other investments for which market quotations are not readily available, are valued at their fair value as determined in good faith by ONE Fund's Board of Directors. ONE Fund relies on Rule 2a-7 under the Investment Company Act of 1940 to value the assets of the Money Market Portfolio on the basis of amortized cost with a view toward stabilizing the net asset value at $l per share and allowing dividend payments to reflect net interest income as earned. Accordingly, the short-term debt assets of the Money Market Portfolio are valued at their cost on the date of acquisition with a daily adjustment being made to accrued income to reflect amortization of premium or accretion of discount to the maturity date.

In relying on Rule 2a-7 with respect to short-term debt securities in its Money Market Portfolio, ONE Fund has agreed to maintain a dollar-weighted average portfolio maturity of not more than 90 days and to not purchase any such debt security having a maturity of more than 397 days. The dollar- weighted average maturity of short-term debt securities is determined by dividing the sum of the dollar value of each such security times the remaining days to maturity of such security by the sum of the dollar value of all short-term debt securities. Should the disposition of a short-term debt security result in a dollar-weighted average maturity of more than the number of days allowed under the exemptive order or Rule 2a-7, as the case may be, the Money Market Portfolio will invest any available cash so as to reduce such average maturity to the required number of days or less as soon as reasonably practicable. ONE Fund normally holds short-term debt securities to maturity and realizes par therefor unless an earlier sale is required to meet redemption requirements.

In addition, the Money Market Portfolio is required to limit its short-term debt investments, including repurchase agreements, to those United States dollar denominated instruments which the Board of Directors determines present minimal credit risks and which are in the top two rating categories of any nationally recognized statistical rating organizations or, in the case of any instrument that is not rated, of comparable quality as determined by the Board of Directors. Although the use of amortized cost provides certainty in valuation, it may result in periods during which value so determined is higher or lower than the price the portfolio would receive if it liquidated its securities.

ONE Fund's Board of Directors is obligated, as a particular responsibility within the overall duty of care owed to the Money Market Portfolio shareholders, to establish procedures reasonably designed, taking into account current market conditions and the investment objective of such portfolio, to stabilize the portfolio's net asset value per share as computed for the purpose of distribution, redemption and repurchase, at $l per share. The procedures adopted by the Board of Directors include periodically reviewing, as it deems appropriate and at such intervals as are reasonable in light of current market conditions, the extent of deviation, if any, between the net asset value per share based on available market quotations and such value based on the portfolio's $l amortized cost price.

If such deviation exceeds 1/2 of 1 percent, or if there is any other deviation which the Board of Directors believes would result in a material dilution to shareholders or purchasers, the Board of Directors will promptly consider what action, if any, it should initiate. Such action may include redemption in kind; selling portfolio instruments prior to maturity to realize capital gains or losses, or to shorten the average portfolio maturity; withholding dividends; splitting, combining or otherwise recapitalizing outstanding shares; or using available market quotations to determine net asset value per share. The Money Market Portfolio may reduce the number of its outstanding shares by requiring shareholders to contribute to capital proportionately the number of full and fractional shares as is necessary to maintain the net asset value per share of $l.


REDUCING THE SALES CHARGE

The prospectus describes a variety of ways you may qualify for scheduled reductions in sales load for large purchases. In general, these special purchase methods permit you to treat your purchase as if it were part of a larger purchase. Certain ways to reduce sales load are available to you individually, and other ways in combination with other investors. First, you may make a single purchase (of shares of one or more ONE Fund portfolios) in an aggregate amount that qualifies for a reduced sales charge (at least $25,000). Second, you may add the amount of your existing ONE Fund holdings to the amount being purchased (with the sum equaling your "accumulated holdings"), and pay only the percentage sales charge that would apply to your purchase if it were part of a purchase the size of your accumulated holdings. Third, you may add to your accumulated holdings the amount of the annual or single premium of any Ohio National annuity or insurance policy you purchase concurrently with the ONE Fund shares (i.e., ONE Fund shares are purchased in the time between application for, and 5 days after delivery of, an Ohio National annuity or insurance policy) and pay only the sales charge that would apply to your purchase if it were part of a purchase the size of your accumulated holdings plus the amount of your concurrent purchase. Fourth, you may add to your accumulated holdings (and your concurrent purchases, if any) an amount of ONE Fund shares you state (in a letter of intent) that you intend to purchase within a 13-month period and pay only the sales charge that would apply to that total. To the extent that your sales charge reduction depends on purchases pursuant to a letter of intent, a number of the shares you purchase will be escrowed to pay the sales charge that would apply if some or all of the future purchases under the letter of intent are not made.

In addition, you may be able to aggregate the holdings or purchases of other persons with the amounts determined in the methods described in the prior paragraph. First, you are entitled to aggregate your accumulated holdings with purchases and holdings of ONE Fund shares by your spouse, children and grandchildren. Second, if you are a member of a "qualified group" (as described in "Group Purchases" in the prospectus), you may aggregate your holdings and purchases with those of the entire qualified group. However, you may not aggregate purchases of your family members with those of a qualified group, to which such family members do not belong, for purposes of qualifying for a reduced sales charge. In addition, you may not aggregate the holdings or purchases of more than one qualified group with your own holdings or purchases.


                                   TAX STATUS

ONE Fund intends to qualify as a regulated investment company under Subchapter M of the Internal Revenue Code (the "Code"). Under such provisions, ONE Fund is not subject to federal income tax on such part of its net ordinary income and net realized capital gains which it distributes to shareholders. Each portfolio is treated as a separate entity for federal income tax purposes, including determining whether it qualifies as a regulated investment company and determining its net ordinary income (or loss) and net realized capital gains (or losses). To qualify for treatment as a regulated investment company, each portfolio must, among other things, derive in each taxable year at least 90% of its gross income from dividends, interest and gains from the sale or other disposition of securities.

The foregoing is a general and abbreviated summary of the applicable provisions of the Code and Treasury Regulations currently in effect. For the complete provisions, reference should be made to the pertinent Code sections and the Treasury Regulations promulgated thereunder. Shareholders should consult their own tax advisers with regard to the tax status of ONE Fund distributions.


                                  UNDERWRITERS

Ohio National Equities, Inc., a wholly-owned subsidiary of ONLI, has served as principal underwriter for ONE Fund shares since March 26, 1997. ONE Fund shares are offered by the registered representatives of another wholly-owned subsidiary of ONLI, The O.N. Equity Sales Company, and other broker-dealers with whom the principal underwriter enters into distribution agreements. ONE Fund shares are offered on a best-efforts basis. The offering is continuous.


                                     EXPERTS

The financial statements of ONE Fund as of June 30, 1999 and for the periods indicated herein included in this Statement of Additional Information and the Financial Highlights included in the prospectus dated June 30, 1999 have been included herein and in the prospectus in reliance upon the report of KPMG LLP, independent certified public accountants, appearing in this Statement of Additional Information, and upon the authority of said firm as experts in accounting and auditing. KPMG LLP's business address is 201 East Fifth Street, Cincinnati, Ohio 45202.


                                  LEGAL COUNSEL

Messrs. Jones & Blouch L.L.P., Washington, D.C., have passed on matters pertaining to the federal securities laws and Ronald L. Benedict, Esq., Secretary of ONE Fund and Corporate Vice President, Counsel and Secretary of ONLI, has passed on all other legal matters relating to the legality of the shares described in the prospectus and this Statement of Additional Information.

                                    APPENDIX

DEBT SECURITY RATINGS

The Securities and Exchange Commission has designated six nationally recognized statistical rating organizations: Duff and Phelps, Inc. ("D & P"), Fitch Investors Service, Inc. ("Fitch"), Moody's Investors Service, Inc. (Moody's"), Standard & Poor's Corp. ("S & P"), and, with respect to bank-supported debt and debt issued by banks, broker-dealers and their affiliates, IBCA Inc. and its British affiliate, IBCA Limited ("IBCA") and Thompson Bankwatch, Inc. ("TBW"). ONIMCO may use the ratings of all six such rating organizations as factors to consider in determining the quality of debt securities, although it will generally only follow D&P, Fitch, Moody's and S&P. IBCA and TBW will only be consulted if fewer than two of the other four rating organizations have given their top rating to a security. Only the ratings of Moody's and S & P will be considered in determining the eligibility of bonds for acquisition by the ONE Fund.

MOODY'S INVESTORS SERVICE, INC. ("MOODY'S")

COMMERCIAL PAPER:

Moody's short-term debt ratings are opinions of the ability of issuers to punctually repay senior debt obligations having an original maturity not exceeding one year.

P-1 The Prime-1 (P-1) rating is the highest commercial paper rating assigned by Moody's. Issuers (or supporting institutions) rated P-1 have a superior ability for repayment of senior short-term debt obligations. P-1 repayment ability will often be evidenced by many of the following characteristics: leading market positions in well-established industries, high rates of return on funds employed, conservative capitalization structure with moderate reliance on debt and ample asset protection, broad margins in earnings coverage of fixed financial charges and high internal cash generation, and well-established access to a range of financial markets and assured sources of alternate liquidity.

P-2 Issuers (or supporting institutions) rated Prime-2 (P-2) have a strong ability for repayment of senior short-term obligations. This will normally be evidenced by many of the characteristics cited above for P-1, but to a lesser degree. Earnings trends and coverage ratios, while sound, may be more subject to variation. Capitalization characteristics, while still appropriate, may be more affected by external conditions. Ample alternate liquidity is maintained.

BONDS:

Aaa Bonds which are rated Aaa by Moody's are judged to be of the best quality. They carry the smallest degree of investment risk and are generally referred to as "gilt edge." Interest payments are protected by a large or by an exceptionally stable margin and principal is secure.

      While the various protective elements are likely to change, such changes as can be visualized are most unlikely to impair the fundamentally strong position of such issues.

Aa Bonds which are rated as Aa by Moody's are judged to be of high quality by all standards. Together with the Aaa group, they comprise what are generally known as high grade bonds. They are rated lower than the best bonds because margins of protection may not be as large as in Aaa securities or fluctuation of protective elements may be of greater amplitude or there may be other elements present which make the long-term risks appear somewhat larger than in Aaa securities.

A Bonds which are rated A by Moody's possess many favorable investment attributes and are to be considered as upper medium grade obligations. Factors giving security to principal and interest are considered adequate but elements may be present which suggest a susceptibility to impairment sometime in the future.

Baa Bonds which are rated Baa by Moody's are considered as medium grade obligations, that is, they are neither highly protected nor poorly secured. Interest payments and principal security appear adequate for the present but certain protective elements may be lacking or may be characteristically unreliable over any great length of time. Such bonds lack outstanding investment characteristics and in fact have speculative characteristics as well.

Ba Bonds which are rated Ba by Moody's are judged to have speculative elements. Their future cannot be considered as well assured. Often the protection of interest and principal payments may be very moderate and thereby not well safeguarded during other good and bad times over the future. Uncertainty of position characterizes bonds in this class.

B Bonds which are rated B by Moody's generally lack characteristics of the desirable investment. Assurance of interest and principal payments or of maintenance of other term of the contract over any long period of time may be small.

STANDARD & POOR'S CORP. ("S & P")

COMMERCIAL PAPER:

An S & P commercial paper rating is a current assessment of the likelihood of timely payment of debt having an original maturity of no more than one year.

A-1 This is S & P's highest category and it indicates that the degree of safety regarding timely payment is strong. Those issues determined to possess extremely strong safety characteristics are designated A-1+.

A-2 Capacity for timely payment on issues with this designation is satisfactory. However, the relative degree of safety is not as high as for issues designated as A-1.

Bonds:

AAA Bonds rated AAA by S&P are the highest grade obligations. They possess the ultimate degree of protection as to principal and interest. Market prices move with interest rates, and hence provide maximum safety on all counts.

AA Bonds rated AA by S&P also qualify as high grade obligations, and in the majority of instances differ from AAA issues only in small degree. Here, too, prices move with the long-term money market.

A Bonds rated A by S&P are regarded as upper medium grade. They have considerable investment strength but are not entirely free from the adverse effects of changes in economic and trade conditions. Interest and principal are regarded as safe. They predominantly reflect money rates in their market behavior, but to some extent, also economic conditions.

BBB The BBB or medium grade category is the borderline between definitely sound obligations and those where the speculative element begins to predominate. These bonds have adequate asset coverage and normally are protected by satisfactory earnings. Their susceptibility to changing conditions, particularly to depressions, necessitates constant watching. Marketwise, the bonds are more responsive to business and trade conditions than to interest rates. This is the lowest group which qualifies for commercial bank investments.

BB Debt rated BB by S&P has less near-term vulnerability to default than other speculative issues. However, it faces major ongoing uncertainties or exposure to adverse business, financial or economic conditions which could lead to inadequate capacity to meet timely interest and principal payments. The BB rating category is also used for debt subordinated to senior debt that is assigned an actual or implied BBB rating.

B Debt rated B by S&P has a greater vulnerability to default but currently has the capacity to meet interest payments and principal repayments. Adverse business, financial or economic conditions will likely impair capacity or willingness to pay interest and repay principal. The B rating category is also used for debt subordinated to senior debt that is assigned an actual or implied BB or BB- rating.

DUFF & PHELPS, INC. ("D & P")

COMMERCIAL PAPER:

D & P's short-term ratings have incorporated gradations of "1+" and "1-" in recognition of quality differences within the first tier.

D-1+ Highest certainty of timely payment. Short-term liquidity, including internal operating factors and/or access to alternative sources of funds, is outstanding, and safety is just below risk-free U.S. Treasury short-term obligations.

D-1 Very high certainty of timely payment. Liquidity factors are excellent and supported by good fundamental protection factors. Risk factors are minor.

D-1- High certainty of timely payment. Liquidity factors are strong and supported by good fundamental protection.

D-2 Good certainty of timely payment. Liquidity factors and company fundamentals are sound. Although ongoing funding needs may enlarge total financing requirements, access to capital markets is good. Risk factors are small.

FITCH INVESTORS SERVICE, INC. ("FITCH")

COMMERCIAL PAPER

Fitch's short-term ratings apply to debt obligations that are payable on demand or have original maturities of up to three years, including commercial paper, certificates of deposit, medium-term notes, and municipal and investment notes. Fitch's short-term ratings emphasize the existence of liquidity necessary to meet the issuer's obligations in a timely manner.

F-1+ Exceptionally strong credit quality. Issues assigned this rating are regarded as having the strongest degree of assurance for timely payment.

F-1 Very strong credit quality. Issues assigned this rating reflect an assurance of timely payment only slightly less in degree than issues rated F-1+.

F-2 Good credit quality. Issues carrying this rating have a satisfactory degree of assurance for timely payment, but the margin of safety is not as great as the F-1+ and F-1 categories.

ONE FUND, INC.
MONEY MARKET PORTFOLIO

 SCHEDULE OF INVESTMENTS                                           JUNE 30, 1999

  FACE                                              MARKET
 AMOUNT              SHORT-TERM NOTES                VALUE
-------------------------------------------------------------
           AUTOMOTIVE & RELATED (10.5%)
$647,000   American Honda Finance 5.030%
            07/30/99............................  $   644,378
 622,000   Ford Motor Credit 4.980% 07/21/99....      620,279
 505,000   General Motors Acceptance Corp.
            4.970% 08/24/99.....................      501,235
                                                  -----------
                                                    1,765,892
                                                  -----------
           CHEMICALS (5.7%)
 543,000   Dupont E.I. De Nemours Co. 4.880%
            08/16/99............................      539,614
 415,000   Great Lakes Chemicals 4.830%
            07/19/99............................      413,998
                                                  -----------
                                                      953,612
                                                  -----------
           COMPUTER & RELATED (3.7%)
 624,000   IBM Credit Corp. 4.940% 08/11/99.....      620,489
                                                  -----------
           CONSUMER PRODUCTS (15.6%)
 648,000   American Home Products 4.780%
            07/08/99............................      647,398
 549,000   Eastman Kodak 4.880% 08/09/99........      546,098
 420,000   Fortune Brands 4.780% 07/06/99.......      419,721
 512,000   Procter & Gamble 4.920% 07/13/99.....      511,160
 500,000   Stanley Works 4.900% 07/28/99........      498,163
                                                  -----------
                                                    2,622,540
                                                  -----------
           ELECTRICAL EQUIPMENT (6.5%)
 532,000   Avnet Inc. 5.800% 07/01/99...........      532,000
 553,000   Eaton Corp. 4.830% 07/16/99..........      551,887
                                                  -----------
                                                    1,083,887
                                                  -----------
           FINANCE (23.7%)
 584,000   Allmerica Financial Corp. 5.000%
            08/17/99............................      580,188
 444,000   American General Finance Co. 5.170%
            08/27/99............................      440,366
 489,000   Associates Corp. 4.900% 07/15/99.....      488,068
 727,000   CIT Capital 4.890% 07/22/99..........      724,926
 600,000   G.E. Capital 4.810% 08/02/99.........      597,435
 544,000   Household Finance 4.910% 08/05/99....      541,403
 605,000   USAA Capital Corp. 4.780% 07/20/99...      603,474
                                                  -----------
                                                    3,975,860
                                                  -----------

  FACE                                              MARKET
 AMOUNT              SHORT-TERM NOTES                VALUE
-------------------------------------------------------------
           FOOD & RELATED (3.1%)
$522,000   Coca Cola Co. 4.800% 07/02/99........  $   521,931
                                                  -----------
           INDUSTRIAL (6.4%)
 570,000   Fluor Corp. 4.790% 07/16/99..........      569,393
 503,000   Monsanto Co. 4.920% 07/26/99.........      501,281
                                                  -----------
                                                    1,070,674
                                                  -----------
           INSURANCE SERVICES (2.3%)
 388,000   Prudential Funding 5.040% 08/13/99...      385,664
                                                  -----------
           MACHINERY & EQUIPMENT (3.6%)
 604,000   John Deere Capital Corp. 4.800%
            07/12/99............................      603,114
                                                  -----------
           OIL, ENERGY & NATURAL GAS (7.1%)
 533,000   Consolidated Natural Gas 5.180%
            08/30/99............................      528,399
 669,000   Questar Corp. 5.030% 08/03/99........      665,915
                                                  -----------
                                                    1,194,314
                                                  -----------
           UTILITIES (11.7%)
 545,000   Cleco Corp. 4.820% 07/07/99..........      544,562
 597,000   Dayton Power & Light 5.140%
            07/27/99............................      594,784
 815,000   PP&L Capital Funding 5.250%
            07/14/99............................      813,455
                                                  -----------
                                                    1,952,801
                                                  -----------
           TOTAL HOLDINGS (99.9%)
            (COST $16,750,778) (A)..............  $16,750,778
                                                  -----------
           CASH & RECEIVABLES, NET OF
            LIABILITIES (0.1%)..................       14,863
                                                  -----------
           TOTAL NET ASSETS (100.0%)............  $16,765,641
                                                  ===========

---------------

(a) Also represents cost for Federal income tax purposes.

   The accompanying notes are an integral part of these financial statements.

ONE FUND, INC.
MONEY MARKET PORTFOLIO

 STATEMENT OF ASSETS AND LIABILITIES

                                                                   June 30, 1999

Assets:
  Investments in securities at amortized
    cost (note 1)...........................  $16,750,778
  Cash in bank..............................          213
  Receivable for fund shares sold...........       93,993
  Other.....................................        2,897
                                              -----------
    Total assets............................   16,847,881
                                              -----------
Liabilities:
  Payable for fund shares redeemed..........       30,497
  Payable for investment management services
    (note 3)................................        2,058
  Accrued 12b-1 fees (note 6)...............        5,723
  Other accrued expenses....................       23,648
  Dividends payable.........................       20,314
                                              -----------
    Total liabilities.......................       82,240
                                              -----------
Net assets..................................  $16,765,641
                                              ===========
Net assets consist of:
  Par value, $.001 per share................  $    16,766
  Paid-in capital in excess of par value....   16,748,875
                                              -----------
Net assets..................................  $16,765,641
                                              ===========
Shares outstanding..........................   16,765,641
Net asset value per share...................  $      1.00
                                              ===========
Maximum offering price per share............  $      1.00
                                              ===========

 STATEMENT OF OPERATIONS

                                                    For Year Ended June 30, 1999

Investment income:
  Interest..................................  $   878,465
                                              -----------
Expenses:
  Management fees (note 3)..................       50,298
  12b-1 fees (note 6).......................       25,149
  Custodian fees (note 3)...................        5,299
  Directors' fees (note 3)..................        2,862
  Professional fees.........................        9,984
  Transfer agent and accounting fees........       59,539
  Filing fees...............................       13,501
  Printing, proxy and postage fees..........        4,848
  Other.....................................        1,264
                                              -----------
    Total expenses..........................      172,744
    Less expenses voluntarily reduced or
      reimbursed (note 3)...................      (25,149)
                                              -----------
    Net expenses............................      147,595
                                              -----------
    Net investment income...................      730,870
                                              -----------
    Net increase in net assets from
      operations............................  $   730,870
                                              ===========

   The accompanying notes are an integral part of these financial statements.

ONE FUND, INC.
MONEY MARKET PORTFOLIO

 STATEMENT OF CHANGES IN NET ASSETS

                                                               YEAR ENDED      YEAR ENDED
                                                              JUNE 30, 1999   JUNE 30, 1998
                                                              -------------   -------------
From operations:
  Net investment income.....................................  $    730,870    $    724,318
                                                              ------------    ------------
      Net increase in assets from operations................       730,870         724,318
                                                              ------------    ------------
Dividends and distributions to shareholders:
  Dividends paid from net investment income.................      (730,870)       (724,318)
                                                              ------------    ------------
From capital share transactions (note 4):
  Received from shares sold.................................    21,575,304      21,996,755
  Received from dividends reinvested........................       485,752         455,744
  Paid for shares redeemed..................................   (21,656,382)    (20,456,024)
                                                              ------------    ------------
      Increase in net assets derived from capital share
       transactions.........................................       404,674       1,996,475
                                                              ------------    ------------
         Increase in net assets.............................       404,674       1,996,475
                                                              ------------    ------------
Net Assets:
  Beginning of period.......................................    16,360,967      14,364,492
                                                              ------------    ------------
  End of period.............................................  $ 16,765,641    $ 16,360,967
                                                              ============    ============

 FINANCIAL HIGHLIGHTS

                                                                             YEARS ENDED JUNE 30
                                                              --------------------------------------------------
                                                               1999       1998       1997       1996       1995
                                                              ------     ------     ------     ------     ------
Per share data:
Net asset value, beginning of period........................  $ 1.00     $ 1.00     $ 1.00     $ 1.00     $ 1.00
Income from investment operations:
  Net investment income.....................................    0.04       0.05       0.05       0.05       0.05
Less distributions:
  Dividends from net investment income......................   (0.04)     (0.05)     (0.05)     (0.05)     (0.05)
                                                              ------     ------     ------     ------     ------
Net asset value, end of period..............................  $ 1.00     $ 1.00     $ 1.00     $ 1.00     $ 1.00
                                                              ======     ======     ======     ======     ======
Total return................................................    4.44%      4.87%      4.77%      5.18%      5.06%
Ratios and supplemental data:
Ratio net of fees waived or reimbursed by advisor (a):
  Expenses..................................................    0.88%      0.88%      0.80%      0.57%      0.51%
  Net investment income.....................................    4.36%      4.81%      4.71%      5.14%      4.99%
Ratios assuming no fees waived or reimbursed by advisor:
  Expenses..................................................    1.03%      1.03%      1.04%      0.87%      0.81%
  Net investment income.....................................    4.21%      4.66%      4.47%      4.84%      4.69%
Net assets at end of period (millions)......................  $ 16.8     $ 16.4     $ 14.4     $ 15.8     $ 14.1

---------------

(a) The advisor has elected to waive management fees equal to 0.15% of average net assets for the Money Market portfolio, but it may cease that waiver, in whole or in part, without prior notice.

   The accompanying notes are an integral part of these financial statements.

TAX-FREE INCOME PORTFOLIO

ONE FUND, INC.

 OBJECTIVE

To provide high current income exempt from federal income taxes. Preservation of capital is a secondary objective. Normally, at least 85% of the assets of this portfolio will be invested in investment grade municipal securities.

 PERFORMANCE AS OF JUNE 30, 1999

AVERAGE ANNUAL TOTAL RETURNS:

                           Without        With max.
                         sales charge    sales charge
One-year                     0.97%          (2.06)%
Three-year                   4.81%           3.75%
Since inception
  (11/1/94)                  6.70%           6.00%

The maximum sales charge is 3%. All returns represent past performance and neither predict nor guarantee future investment results. Your investment return and principal value will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. The advisor is currently waiving fees of
 .15% for this portfolio. Had the fees not been waived, returns would have been lower.

 COMMENTS

ONE FUND TAX-FREE INCOME PORTFOLIO

The Tax-Free Fund has lagged its benchmark, the Lehman Tax Free Intermediate Bond Index for the six months and twelve months ended June 30, 1999. For six months we lagged -1.66% to -1.01% and for 12 months .97% to 2.83%. Our comparisons have suffered previously from the fact that our portfolio has a somewhat longer maturity profile than the index and increases in interest rate levels over the past year have impacted our market value more negatively. We do feel with the economy expected to slow somewhat in the second half of 1999, interest rates may be more stable and our performance should improve versus the index.
 CHANGE IN VALUE OF $10,000 INVESTMENT

                                                         TAX-FREE INCOME PORTFOLIO (WITH MAX.
                                                         SALES CHARGE)|(COMMENCED OPERATIONS    LEHMAN BROS. MUNICIPAL BOND INDEX
                                                                  NOVEMBER 1, 1994)                       -INTERMEDIATE
                                                         ------------------------------------   ---------------------------------
                                                                        9,700.00                             10,000.00
'94                                                                     9,860.00                             10,264.00
                                                                       10,690.00                             11,248.00
'95                                                                    11,480.00                             11,834.00
                                                                       11,400.00                             11,810.00
'96                                                                    11,930.00                             12,314.00
                                                                       12,290.00                             12,662.00
'97                                                                    12,950.00                             13,398.00
                                                                       13,003.00                             13,758.00
'98                                                                    13,352.00                             14,267.00
                                                                       13,130.00                             14,139.00

Hypothetical illustration based on past performance. Future performance will vary. All returns reflect reinvested dividends. The portfolio's holdings may differ significantly from the securities in the index. The index is unmanaged and therefore does not reflect the cost of portfolio management or trading. Neither the portfolio nor the index is open to direct investment.

 TOP 10 HOLDINGS AS OF JUNE 30, 1999

                                         % of Portfolio
 1.  Washington St Pub Pwr Sup Sys
     Nuclear                                  4.54
 2.  Chicago Illinois Midway Airport          4.37
 3.  North Carolina Med Care Commn
     Healthcare                               4.15
 4.  New York St Med Care Facs Fin Agy
     Rev                                      4.11
 5.  Metropolitan Atlanta Rapid Tran
     Auth                                     4.10
 6.  Pennsylvania Intergvt Coop Auth
     Spl Tax                                  4.07
 7.  Nevada State Gen Oblig                   4.01
 8.  Richland Cnty South Carolina Poll
     Ctl                                      3.91
 9.  Matagorda Cnty Texas Nav Dist No
     1                                        3.91
10.  Clark Cnty Nevada School District        3.89

 TOP 5 CATEGORIES AS OF JUNE 30, 1999

                                       % of Portfolio
1. Power Revenue                           18.41
2. Hospital Revenue                        18.29
3. Insured                                 16.06
4. Pollution Control & Industrial
  Revenue                                  11.27
5. General Obligation                      11.18

   The accompanying notes are an integral part of these financial statements.

ONE FUND, INC.
TAX-FREE INCOME PORTFOLIO

 SCHEDULE OF INVESTMENTS                                           JUNE 30, 1999

  FACE                                               MARKET
 AMOUNT               MUNICIPAL BONDS                VALUE
-------------------------------------------------------------
           AIRPORT REVENUE (7.8%)
$300,000   Chicago Illinois Midway Airport 5.500%
            01/01/29.............................  $  298,914
 250,000   Chicago Illinois O'Hare Intl Airport
            5.000% 01/01/13......................     240,153
                                                   ----------
                                                      539,067
                                                   ----------
           CONVENTION COMPLEX & HOSPITALITY FACILITIES (3.0%)
 200,000   Metropolitan Pier & Exp ILL Hosp Facs
            6.250% 07/01/17......................     209,454
                                                   ----------
           GENERAL OBLIGATION BONDS (11.2%)
 100,000   Clairborne County Mississippi 7.300%
            05/01/25.............................     104,368
 150,000   Commonwealth of Puerto Rico 5.500%
            07/01/17.............................     152,180
 250,000   Nevada State 6.600% 12/01/13..........     273,860
 250,000   State of Washington 5.000% 05/01/17...     239,590
                                                   ----------
                                                      769,998
                                                   ----------
           HOSPITAL REVENUE (18.2%)
 250,000   Hawaii Department of Budget 6.000%
            07/01/20.............................     258,872
 250,000   Maricopa Cnty Arizona Indl Dev 5.250%
            11/15/37.............................     241,390
 250,000   Massachusetts St Health & Edl Facs
            6.200% 10/01/16......................     264,647
 300,000   North Carolina Medical Care Comm
            Healthcare Facs 5.250% 05/01/26......     283,302
 200,000   Wisconsin St Health & Edl Facs 6.125%
            11/15/15.............................     211,652
                                                   ----------
                                                    1,259,863
                                                   ----------
           HOUSING REVENUE (2.3%)
 150,000   Alaska St Housing Fin Corp 5.875%
            12/01/24.............................     155,687
                                                   ----------
           INSURED BONDS (16.1%)
 250,000   Matagorde Cnty Texas Nav Dist #1
            6.700% 03/01/27 (AMBAC)..............     266,965
 250,000   Metropolitan Atlanta Rapid Trans
            6.800% 07/01/14 (MBIA)...............     280,163
 250,000   New York State Med Care Facs 6.750%
            08/15/14 (AMBAC).....................     281,090
 250,000   Pennsylvania Intergvt Coop 6.750%
            06/15/21 (FGIC)......................     278,347
                                                   ----------
                                                    1,106,565
                                                   ----------

  FACE                                               MARKET
 AMOUNT               MUNICIPAL BONDS                VALUE
-------------------------------------------------------------
           POLLUTION CONTROL & INDUSTRIAL REVENUE (11.3%)
$250,000   Lawrenceburg, Indiana 5.900%
            11/01/19.............................  $  251,063
 250,000   Richland County, S Carolina 6.550%
            11/01/20.............................     266,987
 250,000   West Feliciana, Louisiana 8.000%
            12/01/24.............................     258,315
                                                   ----------
                                                      776,365
                                                   ----------
           POWER REVENUE (18.4%)
 250,000   Jacksonville Florida Electric 5.500%
            10/01/14.............................     252,760
 250,000   N Carolina Eastern Power System 6.000%
            01/01/22.............................     253,248
 250,000   Salt River Arizona Project Power
            5.000% 01/01/13......................     246,502
 200,000   Southern California Public Power
            6.000% 07/01/18......................     205,274
 300,000   Washington St Pub Pwr Sys Nuclear
            5.700% 07/01/12......................     310,173
                                                   ----------
                                                    1,267,957
                                                   ----------
           SCHOOL REVENUE (3.9%)
 250,000   Clark Cnty Nevada School District
            7.000% 06/01/09......................     265,972
                                                   ----------
           TRANSPORTATION REVENUE (3.2%)
 250,000   Central Pudget Sound RTA Washington
            4.750% 02/01/28......................     221,650
                                                   ----------
           WATER REVENUE (3.7%)
 250,000   Metropolitan Water District of S.
            California 5.500% 07/01/13...........     253,760
                                                   ----------
           TOTAL MUNICIPAL BONDS (99.1%) (COST
            $6,267,256)..........................  $6,826,338
                                                   ----------
           TOTAL HOLDINGS (99.1%)
            (COST $6,267,256) (A)................  $6,826,338
                                                   ----------
           CASH & RECEIVABLES,
            NET OF LIABILITIES (0.9%)............      61,845
                                                   ----------
           TOTAL NET ASSETS (100.0%).............  $6,888,183
                                                   ==========

---------------

(a) Also represents cost for Federal income tax purposes.

   The accompanying notes are an integral part of these financial statements.

ONE FUND, INC.
TAX-FREE INCOME PORTFOLIO

 STATEMENT OF ASSETS AND LIABILITIES

                                                                   June 30, 1999

Assets:
  Investments in securities at market value
    (note 1) (Cost $6,267,256)...............  $6,826,338
  Dividends & accrued interest receivable....     111,035
  Deferred organizational expenses (note
    1).......................................         176
  Other......................................       1,654
                                               ----------
    Total assets.............................   6,939,203
                                               ----------
Liabilities:
  Payable for investment management services
    (note 3).................................       2,820
  Accrued 12b-1 fees (note 6)................       4,253
  Other accrued expenses.....................      19,510
  Dividends payable..........................      24,437
                                               ----------
    Total liabilities........................      51,020
                                               ----------
Net assets at market value...................  $6,888,183
                                               ==========
Net assets consist of:
  Par value, $.001 per share.................  $      632
  Paid-in capital in excess of par value.....   6,439,701
  Accumulated undistributed net realized loss
    on investments...........................    (111,345)
  Net unrealized appreciation on
    investments..............................     559,082
  Undistributed net investment income........         113
                                               ----------
Net assets at market value...................  $6,888,183
                                               ==========
Shares outstanding...........................     632,397
Net asset value per share....................  $    10.89
                                               ==========
Maximum offering price per share
  ($10.89/97%)...............................  $    11.23
                                               ==========

 STATEMENT OF OPERATIONS

                                                    For Year Ended June 30, 1999

Investment income:
  Interest...................................  $  408,845
                                               ----------
Expenses:
  Management fees (note 3)...................      43,382
  12b-1 fees (note 6)........................      18,120
  Custodian fees (note 3)....................       4,906
  Directors' fees (note 3)...................       1,275
  Professional fees..........................       4,437
  Transfer agent & accounting fees...........      33,918
  Filing fees................................       8,153
  Printing, proxy and postage fees...........       2,211
  Organizational expense (note 1)............         573
  Other......................................         185
                                               ----------
    Total expenses...........................     117,160
    Less expenses voluntarily reduced or
      reimbursed (note 3)....................     (10,766)
                                               ----------
    Net expenses.............................     106,394
                                               ----------
    Net investment income....................     302,451
                                               ----------
Unrealized loss on investments:
  Net decrease in unrealized appreciation on
    investments..............................    (222,407)
                                               ----------
      Net loss on investments................    (222,407)
                                               ----------
      Net increase in net assets from
         operations..........................  $   80,044
                                               ==========

   The accompanying notes are an integral part of these financial statements.

ONE FUND, INC.
TAX-FREE INCOME PORTFOLIO

 STATEMENT OF CHANGES IN NET ASSETS

                                                               YEAR ENDED      YEAR ENDED
                                                              JUNE 30, 1999   JUNE 30, 1998
                                                              -------------   -------------
From operations:
  Net investment income.....................................   $  302,451      $  305,219
  Realized loss on investments..............................            0        (100,005)
  Unrealized gain (loss) on investments.....................     (222,407)        186,945
                                                               ----------      ----------
      Net increase in assets from operations................       80,044         392,159
                                                               ----------      ----------
Dividends and distributions to shareholders:
  Dividends paid from net investment income.................     (302,451)       (305,219)
                                                               ----------      ----------
From capital share transactions (note 4):
  Received from shares sold.................................      303,312         457,036
  Received from dividends reinvested........................       36,968          32,007
  Paid for shares redeemed..................................     (399,472)       (232,821)
                                                               ----------      ----------
      Increase (decrease) in net assets derived from capital
       share transactions...................................      (59,192)        256,222
                                                               ----------      ----------
         Increase (decrease) in net assets..................     (281,599)        343,162
                                                               ----------      ----------
Net Assets:
  Beginning of period.......................................    7,169,782       6,826,620
                                                               ----------      ----------
  End of period.............................................   $6,888,183      $7,169,782
                                                               ==========      ==========
  Includes undistributed net investment income of...........   $      113      $      113
                                                               ==========      ==========

 FINANCIAL HIGHLIGHTS

                                                                        YEAR ENDED JUNE 30,               11-1-94
                                                              ---------------------------------------        TO
                                                               1999       1998       1997       1996      6-30-95
                                                              ------     ------     ------     ------     --------
Per share data:
Net asset value, beginning of period........................  $11.24     $11.09     $10.79     $10.66      $10.00
Income from investment operations:
  Net investment income.....................................    0.47       0.49       0.53       0.56        0.35
  Net realized & unrealized gain (loss) on investments......   (0.35)      0.15       0.30       0.13        0.66
                                                              ------     ------     ------     ------      ------
    Total income from investment operations.................    0.12       0.64       0.83       0.69        1.01
                                                              ------     ------     ------     ------      ------
Less distributions:
  Dividends from net investment income......................   (0.47)     (0.49)     (0.53)     (0.56)      (0.35)
                                                              ------     ------     ------     ------      ------
Net asset value, end of period..............................  $10.89     $11.24     $11.09     $10.79      $10.66
                                                              ======     ======     ======     ======      ======
Total return................................................    0.97%      5.77%      7.82%      6.59%      10.26%(b)
Ratios and supplemental data:
Ratio net of fees waived or reimbursed by advisor (c):
  Expenses..................................................    1.47%      1.45%      1.24%      0.94%       0.91%(a)
  Net investment income.....................................    4.18%      4.30%      4.81%      5.20%       5.04%(a)
Ratios assuming no fees waived or reimbursed by advisor:
  Expenses..................................................    1.62%      1.60%      1.45%      1.24%       1.21%(a)
  Net investment income.....................................    4.03%      4.15%      4.60%      4.90%       4.74%(a)
Portfolio turnover rate.....................................       0%         4%         6%         8%          0%
Net assets at end of period (millions)......................  $  6.9     $  7.2     $  6.8     $  6.3      $  5.7

---------------
(a) Annualized.
(b) Calculated on an aggregate basis (not annualized).
(c) The advisor has elected to waive management fees equal to 0.15% of average net assets for the Tax Free Income portfolio, but it may cease that waiver, in whole or in part , without prior notice. In addition, the advisor has reimbursed certain operating expenses.

   The accompanying notes are an integral part of these financial statements.

INCOME PORTFOLIO
ONE FUND, INC.

 OBJECTIVE

To provide high current income. Preservation of capital is a secondary objective. Normally, at least 85% of the assets of this portfolio will be invested in investment-grade fixed-income securities and the equivalent. The remainder may be invested in below investment-grade corporate bonds.

 PERFORMANCE AS OF JUNE 30, 1999

AVERAGE ANNUAL TOTAL RETURNS:

                           Without        With max.
                         sales charge    sales charge
One-year                     2.65%          (0.43)%
Three-year                   6.46%           5.38%
Five-year                    7.08%           6.43%
Since inception
  (8/18/92)                  5.92%           5.45%

The maximum sales charge is 3%. All returns represent past performance and neither predict nor guarantee future investment results. Your investment return and principal value will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. The advisor is currently waiving fees of
 .15% for this portfolio. Had the fees not been waived, returns would have been lower.

 COMMENTS

The Income Portfolio was about even with the Lehman Government/Corporate Intermediate Bond Index for the first six months of 1999 losing -.54% versus -.58% for the Index. For the year ended 6-30-99, the fund trailed the Index 2.65% to 4.19%. Corporate bond performance especially in the Baa category was poor relative to U.S. Treasury Securities in the last half of 1998. So far this year corporates in that category have done better than U.S. Treasury Securities. The economy is expected to slow somewhat in the second half of 1999 and interest rates will likely be more stable than the first half of this year when long U.S. Treasury Bond yields increased by about 1%.
 CHANGE IN VALUE OF $10,000 INVESTMENT

                                                            INCOME PORTFOLIO (WITH MAX. SALES
                                                              CHARGE)|(COMMENCED OPERATIONS     LEHMAN BROS. GOVT./CORPORATE BOND
                                                                    AUGUST 18, 1992)                  INDEX - INTERMEDIATE
                                                            ---------------------------------   ---------------------------------
                                                                         9,700.00                            10,000.00
'92                                                                      9,757.00                            10,100.00
                                                                        10,827.00                            10,721.00
'93                                                                     11,051.00                            10,981.00
                                                                        10,409.00                            10,691.00
'94                                                                     10,449.00                            10,767.00
                                                                        11,621.00                            11,799.00
'95                                                                     12,202.00                            12,414.00
                                                                        12,150.00                            12,388.00
'96                                                                     12,771.00                            12,917.00
                                                                        13,158.00                            13,282.00
'97                                                                     13,810.00                            13,933.00
                                                                        14,282.00                            14,411.00
'98                                                                     14,739.00                            15,101.00
                                                                        14,659.00                            15,014.00

Hypothetical illustration based on past performance. Future performance will vary. All returns reflect reinvested dividends. The portfolio's holdings may differ significantly from the securities in the index. The index is unmanaged and therefore does not reflect the cost of portfolio management or trading. Neither the portfolio nor the index is open to direct investment.

 TOP 10 BONDS AS OF JUNE 30, 1999

                                         % of Portfolio
 1.  U.S. Treasury Note                      14.51
 2.  Texas Utilities Electric Co.             4.82
 3.  Watson Pharmaceuticals, Inc              4.54
 4.  Mirage Resorts Inc.                      4.42
 5.  ITT Destinations Inc.                    4.30
 6.  Mississippi Chemical Corp.               4.27
 7.  El Paso Electric Co.                     4.24
 8.  Lyondell Chemicals, Inc. Series
     144A                                     4.08
 9.  IBM Corp.                                4.07
10.  Tenneco Inc.                             4.07

 TOP 5 INDUSTRIES AS OF JUNE 30, 1999

                                         % of Portfolio
 1.  Utilities                               20.40
 2.  U.S. Treasury Notes                     14.42
 3.  Hotel/Lodging                           11.72
 4.  Oil, Energy, and Natural Gas             8.70
 5.  Chemicals                                8.30

   The accompanying notes are an integral part of these financial statements.

ONE FUND, INC.
INCOME PORTFOLIO

 SCHEDULE OF INVESTMENTS                                           JUNE 30, 1999

  FACE                                               MARKET
 AMOUNT    LONG-TERM BONDS & NOTES                   VALUE
-------------------------------------------------------------
           GOVERNMENT (14.4%)
$900,000   U.S. Treasury Note 6.375% 08/15/02....  $  917,438
                                                   ----------
           CHEMICALS (8.3%)
 250,000   Lyondell Chemicals Inc. (144A) 9.625%
            05/01/07.............................     258,125
 300,000   Mississippi Chemical Corp. 7.250%
            11/15/07.............................     270,015
                                                   ----------
                                                      528,140
                                                   ----------
           COMMUNICATIONS (1.7%)
 100,000   Comcast Cable Communications 8.375%
            05/01/07.............................     106,918
                                                   ----------
           COMPUTER & RELATED (4.1%)
 250,000   IBM Corp. 7.250% 11/01/02.............     257,723
                                                   ----------
           DRUGS (4.5%)
 300,000   Watson Pharmaceuticals Inc. 7.125%
            05/15/08.............................     287,618
                                                   ----------
           FORESTRY & PAPER PRODUCTS (4.0%)
 250,000   ITT Rayonier Inc. 7.500% 10/15/02.....     256,812
                                                   ----------
           HOTEL/LODGING (11.7%)
 200,000   Hilton Hotels Corp. 7.200% 12/15/09...     191,733
 300,000   ITT Destinations Inc. 6.750%
            11/15/05.............................     272,209
 300,000   Mirage Resorts Inc. 6.750% 02/01/08...     279,878
                                                   ----------
                                                      743,820
                                                   ----------
           MEDICAL & RELATED (4.0%)
 250,000   Bergen Brunswig Corp. 7.375%
            01/15/03.............................     251,369
                                                   ----------
           OIL, ENERGY & NATURAL GAS (8.7%)
 200,000   PDV America, Inc. 7.875% 08/01/03.....     195,745
 100,000   Seagull Energy 7.875% 08/01/03........     100,410
 250,000   Tenneco Inc. 8.075% 10/01/02..........     257,629
                                                   ----------
                                                      553,784
                                                   ----------
           REAL ESTATE (3.1%)
 200,000   Avalon Properties Inc. 7.375%
            09/15/02.............................     200,575
                                                   ----------
           TEXTILES & RELATED (3.9%)
 250,000   Fruit of the Loom Corp. 7.875%
            10/15/99.............................  $  250,086
                                                   ----------
           TRANSPORTATION & EQUIPMENT (6.9%)
 200,000   ABC Rail Product Corp. 8.750%
            12/01/04.............................     188,000
 250,000   Illinois Central Gulf Railroad 6.750%
            05/15/03.............................     251,453
                                                   ----------
                                                      439,453
                                                   ----------

  FACE                                               MARKET
 AMOUNT    LONG-TERM BONDS & NOTES                   VALUE
-------------------------------------------------------------
           UTILITIES (14.4%)
$250,000   El Paso Electric Co. 8.900%
            02/01/06.............................  $  268,301
 200,000   Niagara Mohawk Power Corp. 7.750%
            10/01/08.............................     206,154
 137,426   Puget Power 6.450% 04/11/05...........     136,685
 300,000   Texas Utilities Electric 7.480%
            01/01/17.............................     304,992
                                                   ----------
                                                      916,132
                                                   ----------
           TOTAL LONG-TERM BONDS & NOTES (89.7%)
            (COST $5,716,850)....................  $5,709,868
                                                   ----------

                                                    MARKET
  SHARES     PREFERRED STOCK                         VALUE
-------------------------------------------------------------
             UTILITIES (6.0%)
     8,000   GTE Delaware 8.750% Series B.......  $   203,000
     7,000   Connecticut Light, Power & Capital
              9.300% Series A...................      179,375
                                                  -----------
                                                      382,375
                                                  -----------
             TOTAL PREFERRED STOCK (6.0%)
              (COST $375,000)...................  $   382,375
                                                  -----------

  FACE                                               MARKET
 AMOUNT    SHORT-TERM NOTES                          VALUE
-------------------------------------------------------------
           FINANCIAL SERVICES (3.6%)
$230,000   Household Finance 5.450% 07/01/99.....  $  230,000
                                                   ----------
           TOTAL SHORT-TERM NOTES (3.6%)
            (COST $230,000)......................  $  230,000
                                                   ----------
           TOTAL HOLDINGS (99.3%)
            (COST $6,321,850) (A)................  $6,322,243
                                                   ----------
           CASH & RECEIVABLES, NET OF LIABILITIES
            (0.7%)...............................      42,191
                                                   ----------
           TOTAL NET ASSETS (100.0%).............  $6,364,434
                                                   ==========

---------------

(a) Also represents cost for Federal income tax purposes.

(144A) Security exempt from registration under Rule 144A of the Securities Act of 1933. These Securities may be resold in transactions exempt from registration, normally to qualified buyers. At the period end, the value of these securities amounted to $258,125 or 4.1% of net assets.

   The accompanying notes are an integral part of these financial statements.

ONE FUND, INC.
INCOME PORTFOLIO

 STATEMENT OF ASSETS AND LIABILITIES

                                                                   June 30, 1999

Assets:
  Investments in securities at market value
    (note 1) (Cost $6,321,850)...............  $6,322,243
  Cash in bank...............................         756
  Dividends & accrued interest receivable....     113,375
  Other......................................       1,627
                                               ----------
    Total assets.............................   6,438,001
                                               ----------
Liabilities:
  Payable for shares redeemed................      21,601
  Payable for investment management services
    (note 3).................................       2,019
  Accrued 12b-1 fees (note 6)................       3,418
  Other accrued expenses.....................      18,860
  Dividends payable..........................      27,669
                                               ----------
    Total liabilities........................      73,567
                                               ----------
Net assets at market value...................  $6,364,434
                                               ==========
Net assets consist of:
  Par value, $.001 per share.................  $      657
  Paid-in capital in excess of par value.....   6,399,072
  Accumulated undistributed net realized loss
    on investments...........................     (35,688)
  Net unrealized appreciation on
    investments..............................         393
                                               ----------
Net assets at market value...................  $6,364,434
                                               ==========
Shares outstanding...........................     657,044
Net asset value per share....................  $     9.69
                                               ==========
Maximum offering price per share
  ($9.69/97%)................................  $     9.99
                                               ==========

 STATEMENT OF OPERATIONS

                                                    For Year Ended June 30, 1999

Investment income:
  Interest....................................  $ 470,680
                                                ---------
Expenses:
  Management fees (note 3)....................     33,132
  12b-1 fees (note 6).........................     16,542
  Custodian fees (note 3).....................      5,023
  Directors' fees (note 3)....................      1,275
  Professional fees...........................      4,437
  Transfer agent & accounting fees............     34,276
  Filing fees.................................      5,999
  Printing, proxy and postage fees............      2,081
  Other.......................................        194
                                                ---------
    Total expenses............................    102,959
    Less expenses voluntarily reduced or
      reimbursed (note 3).....................     (9,973)
                                                ---------
    Net expenses..............................     92,986
                                                ---------
    Net investment income.....................    377,694
                                                ---------
Realized and unrealized gain (loss) on
  investments:
Net realized gain from investments............     19,787
  Net decrease in unrealized appreciation on
    investments...............................   (223,951)
                                                ---------
      Net loss on investments.................   (204,164)
                                                ---------
      Net increase in net assets from
         operations...........................  $ 173,530
                                                =========

   The accompanying notes are an integral part of these financial statements.

ONE FUND, INC.
INCOME PORTFOLIO

 STATEMENT OF CHANGES IN NET ASSETS

                                                               YEAR ENDED      YEAR ENDED
                                                              JUNE 30, 1999   JUNE 30, 1998
                                                              -------------   -------------
From operations:
  Net investment income.....................................   $  377,694      $  400,680
  Realized gain on investments..............................       19,787          48,077
  Unrealized gain (loss) on investments.....................     (223,951)        117,144
                                                               ----------      ----------
      Net increase in assets from operations................      173,530         565,901
                                                               ----------      ----------
Dividends and distributions to shareholders:
  Dividends paid from net investment income.................     (377,694)       (400,680)
                                                               ----------      ----------
From capital share transactions (note 4):
  Received from shares sold.................................      327,145         759,219
  Received from dividends reinvested........................       66,015          79,395
  Paid for shares redeemed..................................     (748,947)       (702,729)
                                                               ----------      ----------
      Increase (decrease) in net assets derived from capital
       share transactions...................................     (355,787)        135,885
                                                               ----------      ----------
         Increase (decrease) in net assets..................     (559,951)        301,106
                                                               ----------      ----------
Net Assets:
  Beginning of period.......................................    6,924,385       6,623,279
                                                               ----------      ----------
  End of period.............................................   $6,364,434      $6,924,385
                                                               ==========      ==========

 FINANCIAL HIGHLIGHTS

                                                                             YEAR ENDED JUNE 30,
                                                              --------------------------------------------------
                                                               1999       1998       1997       1996       1995
                                                              ------     ------     ------     ------     ------
Per share data:
Net asset value, beginning of period........................  $ 9.99     $ 9.75     $ 9.59     $ 9.78     $ 9.39
Income (loss) from investment operations:
  Net investment income.....................................    0.57       0.59       0.61       0.63       0.65
  Net realized & unrealized gain (loss) on investments......   (0.30)      0.24       0.16      (0.19)      0.39
                                                              ------     ------     ------     ------     ------
    Total income from investment operations.................    0.27       0.83       0.77       0.44       1.04
                                                              ------     ------     ------     ------     ------
Less distributions:
  Dividends from net investment income......................   (0.57)     (0.59)     (0.61)     (0.63)     (0.65)
  Distributions from net realized capital gains.............    0.00       0.00       0.00       0.00       0.00
                                                              ------     ------     ------     ------     ------
    Total distributions.....................................   (0.57)     (0.59)     (0.61)     (0.63)     (0.65)
                                                              ------     ------     ------     ------     ------
Net asset value, end of period..............................  $ 9.69     $ 9.99     $ 9.75     $ 9.59     $ 9.78
                                                              ======     ======     ======     ======     ======
Total return................................................    2.65%      8.56%      8.26%      4.61%     11.58%
Ratios and supplemental data:
Ratio net of fees waived or reimbursed by advisor (a):
  Expenses..................................................    1.40%      1.39%      1.21%      0.97%      0.85%
  Net investment income.....................................    5.70%      5.91%      6.29%      6.50%      6.80%
Ratios assuming no fees waived or reimbursed by advisor:
  Expenses..................................................    1.55%      1.54%      1.51%      1.22%      1.10%
  Net investment income.....................................    5.55%      5.76%      5.99%      6.25%      6.55%
Portfolio turnover rate.....................................       4%        40%        10%         9%         4%
Net assets at end of period (millions)......................  $  6.4     $  6.9     $  6.6     $  7.0     $  7.1

---------------
(a) The advisor has elected to waive management fees equal to 0.15% of average net assets for the Income portfolio, but it may cease that waiver, in whole or in part, without prior notice.

   The accompanying notes are an integral part of these financial statements.

INCOME & GROWTH PORTFOLIO
ONE FUND, INC.

 OBJECTIVE

To provide moderate income with the potential for increasing income over time. Growth of capital is also a primary objective. At least 90% of the assets of this portfolio will be invested in income-producing securities. Normally, at least 50% of the assets will be invested in dividend-paying stock.

 PERFORMANCE AS OF JUNE 30, 1999

AVERAGE ANNUAL TOTAL RETURNS:

                            Without       With max.
                          sales charge   sales charge
One-year                      4.73%         (0.50)%
Three-year                   13.72%         11.79%
Five-year                    14.98%         13.81%
Since inception
  (8/18/92)                  12.75%         11.91%

The maximum sales charge is 5%. All returns represent past performance and neither predict nor guarantee future investment results. Your investment return and principal value will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. The advisor is currently waiving fees of
 .15% for this portfolio. Had the fees not been waived, returns would have been lower.

 COMMENTS

The volatility that we expected in the stock and bond markets over the last twelve months had a profound effect on the fund's performance. During this period when the S&P 500 Index was up approximately 23%, your fund was up 4.7%. The portfolio exhibited greater volatility than the overall market due to its larger weighting in smaller companies. While these companies performed well fundamentally, the narrowing of the market's breadth over the past year didn't reward them. Smaller companies didn't offer any support during last year's market correction, even though their valuations would have suggested otherwise. Despite having strong performance by the technology and other sectors, the portfolio suffered relative to the market.

As a result of these occurrences, management of the fund has taken steps to rectify the situation. The fund is now under new management. We are confident that the management of the fund will better reflect the fund's objective and its performance will more closely align with its peer group. Under this new direction, the fund has a better focus on growth names and larger companies with excellent prospectus.

The fund will focus on sectors believed to offer the best potential for capital appreciation. Those sectors currently include: communication services, consumer staples, financials and technology. As always, the portfolio will only select companies which have superior earnings potential with strong management terms combined with a positive outlook.

Due to the recent strength of the stock market, valuation has become an even greater concern with many securities. Your fund has participated greatly with the recent market highs, tempered slightly by higher interest rates. We look for sustained strong performance but we must contend with many issues that we will continue to monitor over the next year. We are concerned with sustained earnings growth, year-2000 issues and inflation fears. Regardless of these concerns, your fund will stay fully invested, as we are not market-timers.

 CHANGE IN VALUE OF $10,000 INVESTMENT

                                                              INCOME & GROWTH PORTFOLIO (WITH       STANDARD & POORS 500 INDEX
                                                               MAX. SALES CHARGE)|(COMMENCED        --------------------------
                                                                OPERATIONS AUGUST 18, 1992)
                                                              -------------------------------
                                                                            9,500                              10,000
'92                                                                         9,488                              10,627
                                                                           10,687                              11,139
'93                                                                        11,146                              11,688
                                                                           10,766                              11,289
'94                                                                        11,067                              11,842
                                                                           12,856                              14,228
'95                                                                        13,796                              16,274
                                                                           14,726                              17,934
'96                                                                        15,976                              20,030
                                                                           18,016                              24,137
'97                                                                        19,636                              26,690
                                                                           20,683                              31,417
'98                                                                        20,360                              34,317
'99                                                                        21,661                              38,565

Hypothetical illustration based on past performance. Future performance will vary. All returns reflect reinvested dividends. The portfolio's holdings may differ significantly from the securities in the index. The index is unmanaged and therefore does not reflect the cost of portfolio management or trading. It is not open to direct investment.

 TOP 10 STOCKS AS OF JUNE 30, 1999

                                         % of Portfolio
 1.  Texas Instruments                        5.40
 2.  Schlumberger Ltd                         4.20
 3.  Microsoft Corp                           4.03
 4.  Allied Signal Inc                        3.75
 5.  Hewlett-Packard Co                       3.74
 6.  Intel Corp                               3.54
 7.  CL&P CAPITAL L.P.                        2.83
 8.  General Electric Co.                     2.61
 9.  Williams Cos Inc                         2.53
10.  United Healthcare                        2.33

 TOP 5 INDUSTRIES AS OF JUNE 30, 1999

                                       % of Portfolio
 1.  Computer and Related                  14.50
 2.  Oil, Energy, and Natural Gas          14.04
 3.  Electronics/Semiconductors             9.03
 4.  Electrical Equipment                   7.16
 5.  Medical & Related                      6.78

   The accompanying notes are an integral part of these financial statements.

ONE FUND, INC.
INCOME & GROWTH PORTFOLIO

 SCHEDULE OF INVESTMENTS                                           JUNE 30, 1999

                                                    MARKET
 SHARES                COMMON STOCK                  VALUE
-------------------------------------------------------------
           AEROSPACE (3.8%)
   8,000   Allied Signal Inc. ..................  $   504,000
                                                  -----------
           AUTOMOTIVE & RELATED (1.7%)
   2,557   *DaimlerChrysler AG (Foreign)........      227,253
                                                  -----------
           BANKING (3.5%)
   3,000   Bank One Corp. ......................      178,687
   2,600   Bank of America Corp. ...............      190,612
   3,500   Charter One Financial Inc. ..........       97,344
                                                  -----------
                                                      466,643
                                                  -----------
           BUSINESS SERVICES (1.9%)
   3,000   Manpower Inc. .......................       67,875
   8,000   Reynolds & Reynolds CL A.............      186,500
                                                  -----------
                                                      254,375
                                                  -----------
           BROADCAST RADIO & TV (1.3%)
   6,000   Infinity Broadcasting Corp. CL A.....      178,500
                                                  -----------
           CHEMICALS (2.1%)
   5,000   Minerals Technologies Inc. ..........      279,063
                                                  -----------
           COMMUNICATIONS (4.1%)
   2,000   *ADC Telecom. Inc. ..................       91,125
   1,800   *Associated Group Inc. CL B..........      117,338
   1,900   Bell Atlantic Corp. .................      124,212
   2,500   *MCI Worldcom Inc. ..................      215,625
                                                  -----------
                                                      548,300
                                                  -----------
           COMPUTER & RELATED (11.7%)
   3,000   Computer Associates Intl. Inc. ......      165,000
   3,000   *EMC Corp. Mass......................      165,000
   5,000   Hewlett Packard Co. .................      502,500
   6,000   *Microsoft Corp. ....................      541,125
   1,400   *NCR Corp. ..........................       68,338
   2,988   *Unisys Corp. .......................      116,345
                                                  -----------
                                                    1,558,308
                                                  -----------
           CONSUMER PRODUCTS (0.9%)
   2,500   Newell Rubbermaid Inc. ..............      116,250
                                                  -----------
           DRUGS (2.2%)
   1,300   Eli Lilly & Co. .....................       93,113
   5,000   Mylan Laboratories Inc. .............      132,500
   2,000   *Watson Pharmaceuticals Inc. ........       70,125
                                                  -----------
                                                      295,738
                                                  -----------
           ELECTRICAL EQUIPMENT (7.2%)
   4,000   American Power Conversion............       80,500
   3,100   General Electric Co. ................      350,300
   3,000   Tyco International Ltd...............      284,250
   4,000   Xerox Corp. .........................      236,250
                                                  -----------
                                                      951,300
                                                  -----------
           ELECTRONICS/SEMICONDUCTORS (9.0%)
   8,000   Intel Corp. .........................      476,000
   5,000   Texas Instruments Inc. ..............      725,000
                                                  -----------
                                                    1,201,000
                                                  -----------
           FOOD & RELATED (0.9%)
  10,000   Food Lion Inc. CL B..................      115,625
                                                  -----------

                                                    MARKET
 SHARES                COMMON STOCK                  VALUE
-------------------------------------------------------------
           FINANCE (3.9%)
   3,800   Associates First Capital CL A........  $   168,388
   1,500   Equitable Companies Inc. ............      100,500
   8,700   Firstar Corp. .......................      243,600
                                                  -----------
                                                      512,488
                                                  -----------
           HOUSING, FURNITURE & RELATED (0.6%)
   7,500   Clayton Homes Inc. ..................       85,781
                                                  -----------
           INSURANCE SERVICES (1.8%)
   2,000   American Intl. Group.................      234,125
                                                  -----------
           MEDICAL & RELATED (5.5%)
   2,500   Baxter International Inc. ...........      151,563
   2,300   Cardinal Health Inc. ................      147,488
   5,000   *HCR Manor Care......................      120,937
   5,000   United Healthcare Corp. .............      313,125
                                                  -----------
                                                      733,113
                                                  -----------
           OIL, ENERGY & NATURAL GAS (6.8%)
   8,850   Schlumberger Ltd.....................      563,634
   8,000   Williams Cos. Inc. ..................      340,500
                                                  -----------
                                                      904,134
                                                  -----------
           RETAIL (1.2%)
   2,500   Home Depot Inc. .....................      161,094
                                                  -----------
           TRANSPORTATION (0.9%)
   3,000   CNF Transportation Inc. .............      115,125
                                                  -----------
           TOTAL COMMON STOCK (71.0%) (COST
            $5,498,004).........................  $ 9,442,215
                                                  -----------

                                                    MARKET
 SHARES        REAL ESTATE INVESTMENT TRUSTS         VALUE
-------------------------------------------------------------
  10,200   Commercial Net Lease Realty Inc. ....  $   131,325
   6,000   JDN Realty Corp. ....................      134,250
   4,500   National Health Investors Inc. ......      102,656
                                                  -----------
           TOTAL REAL ESTATE INV. TRUST (2.8%)
            (COST $377,865).....................  $   368,231
                                                  -----------

                                                    MARKET
 SHARES               PREFERRED STOCK                VALUE
-------------------------------------------------------------
           BANKING (FOREIGN) (0.9%)
   4,000   National Australia Bank Ltd.
            Conv. ..............................  $   121,500
                                                  -----------
           BUSINESS SERVICES (0.7%)
   4,000   Flagstar Capital 8.50%...............       98,750
                                                  -----------
           COMPUTER & RELATED (0.9%)
   1,710   Unisys Series A $3.75 Conv. .........      111,364
                                                  -----------
           OIL, ENERGY & NATURAL GAS (0.6%)
   3,000   Consumers Energy II 8.2% Conv. ......       75,375
                                                  -----------
           RETAIL (1.1%)
   2,500   Kmart Financing 7.75% 06/15/16
            Conv. ..............................  $   146,250
                                                  -----------
           TOTAL PREFERRED STOCK (4.2%) (COST
            $513,685)...........................  $   553,239
                                                  -----------

                                                                     (continued)

ONE FUND, INC.
INCOME & GROWTH PORTFOLIO (CONTINUED)

 SCHEDULE OF INVESTMENTS                                           JUNE 30, 1999

  FACE                                              MARKET
 AMOUNT           LONG-TERM BONDS & NOTES            VALUE
-------------------------------------------------------------
           CHEMICALS (1.7%)
$250,000   Geon Corp. 7.500% 12/15/15...........  $   219,329
                                                  -----------
           COMMUNICATIONS (0.8%)
 100,000   Comcast Cable Communications 8.375%
            05/01/07 (144A).....................      106,917
                                                  -----------
           COMPUTER & RELATED (1.9%)
 250,000   IBM Corp. 7.250% 11/01/02............      257,723
                                                  -----------
           FINANCIAL SERVICES (0.4%)
  50,000   ESI Tractebel Acq. Corp. 7.990%
            12/30/11 (144A).....................       47,699
                                                  -----------
           FOOD & RELATED (0.6%)
  75,000   Marsh Supermarkets Inc. Ser. B 8.875%
            08/01/07............................       74,625
                                                  -----------
           FORESTRY & PAPER PRODUCTS (1.9%)
 250,000   ITT Rayonier Inc. NT 7.500%
            10/15/02............................      256,812
                                                  -----------
           HOUSING, FURNITURE & RELATED (0.8%)
 100,000   Owens Corning 7.500% 05/01/05........       99,086
                                                  -----------
           OIL, ENERGY & NATURAL GAS (6.7%)
 300,000   PDV America Inc. 7.875% 08/01/03.....      293,618
 100,000   R&B Falcon Corp. Series B 6.750%
            04/15/05............................       84,500
 250,000   Tenneco Inc. 8.075% 10/01/02.........      257,629
 250,000   Union Texas Petroleum Hlgs. 8.250%
            11/15/99............................      251,918
                                                  -----------
                                                      887,665
                                                  -----------
           RESTAURANTS (0.8%)
$100,000   Tricon Global Restaurants 7.450%
            05/15/05............................  $    99,645
                                                  -----------

  FACE                                              MARKET
 AMOUNT           LONG-TERM BONDS & NOTES            VALUE
-------------------------------------------------------------
           UTILITIES (0.8%)
$100,000   Niagara Mohawk Power Corp. Ser. G
            7.750% 10/01/08.....................  $   103,077
                                                  -----------
           TOTAL LONG-TERM BONDS & NOTES (16.2%)
            (COST $2,172,334)...................  $ 2,152,578
                                                  -----------

  FACE                                              MARKET
 AMOUNT           CONVERTIBLE DEBENTURES             VALUE
-------------------------------------------------------------
           MEDICAL & RELATED (1.2%)
$100,000   Centocor Inc. 4.750% 02/15/05........  $   168,187
                                                  -----------
           TOTAL CONVERTIBLE DEBENTURES (1.2%)
            (COST $149,899).....................  $   168,187
                                                  -----------

  FACE                                              MARKET
 AMOUNT              SHORT-TERM NOTES                VALUE
-------------------------------------------------------------
           FINANCIAL SERVICES (3.2%)
$424,000   Household Finance 5.450% 07/01/99....  $   424,000
                                                  -----------
           RETAIL (2.3%)
 307,000   Sears Roebuck Acceptance Corp. 5.000%
            07/01/99............................      307,000
                                                  -----------
           TOTAL SHORT-TERM NOTES (5.5%) (COST
            $731,000)...........................  $   731,000
                                                  -----------
           TOTAL HOLDINGS (100.9%) (COST
            $9,442,787) (A).....................  $13,415,450
                                                  -----------
           CASH & RECEIVABLES, NET OF
            LIABILITIES (-0.9%).................     (119,755)
                                                  -----------
           TOTAL NET ASSETS (100.0%)............  $13,295,695
                                                  ===========

---------------

(a) Also represents cost for Federal income tax purposes.

 * Non-income producing securities.

(144A) Security exempt from registration under Rule 144A of the Securities Act of 1933. These Securities may be resold in transactions exempt from registration, normally to qualified buyers. At the period end, the value of these securities amounted to $154,616 or 1.2% of net assets.

   The accompanying notes are an integral part of these financial statements.

ONE FUND, INC.
INCOME & GROWTH PORTFOLIO

 STATEMENT OF ASSETS AND LIABILITIES

                                                                   June 30, 1999

Assets:
  Investments in securities at market value
    (note 1) (Cost $9,442,788)..............  $13,415,450
  Cash in bank..............................          177
  Receivable for securities sold............      217,318
  Receivable for fund shares sold...........        4,143
  Dividends & accrued interest receivable...       49,463
  Other.....................................        1,870
                                              -----------
    Total assets............................   13,688,421
                                              -----------
Liabilities:
  Payable for securities purchased..........      253,058
  Payable for fund shares redeemed..........       75,609
  Payable for investment management services
    (note 3)................................        4,144
  Accrued 12b-1 fees (note 6)...............        7,864
  Other accrued expenses....................       29,066
  Dividends payable.........................       22,985
                                              -----------
    Total liabilities.......................      392,726
                                              -----------
Net assets at market value..................  $13,295,695
                                              ===========
Net assets consist of:
  Par value, $.001 per share................  $       857
  Paid-in capital in excess of par value....    8,933,953
  Accumulated undistributed net realized
    gain on investments.....................      387,998
  Net unrealized appreciation on
    investments.............................    3,972,662
  Undistributed net investment income.......          225
                                              -----------
Net assets at market value..................  $13,295,695
                                              ===========
Shares outstanding..........................      856,998
Net asset value per share...................  $     15.51
                                              ===========
Maximum offering price per share
  ($15.51/95%)..............................  $     16.33
                                              ===========

 STATEMENT OF OPERATIONS

                                                    For Year Ended June 30, 1999

Investment income:
  Interest.....................................  $247,711
  Dividends....................................   254,654
                                                 --------
    Total investment income....................   502,365
                                                 --------
Expenses:
  Management fees (note 3).....................    69,239
  12b-1 fees (note 6)..........................    34,610
  Custodian fees (note 3)......................     5,219
  Directors' fees (note 3).....................     2,868
  Professional fees............................     9,984
  Transfer agent & accounting fees.............    59,692
  Filing fees..................................    13,499
  Printing, proxy and postage fees.............     4,843
  Other........................................       417
                                                 --------
    Total expenses.............................   200,371
    Less expenses voluntarily reduced or
      reimbursed (note 3)......................   (20,784)
                                                 --------
    Net expenses...............................   179,587
                                                 --------
    Net investment income......................   322,778
                                                 --------
Realized & unrealized gain (loss) on
  investments:
  Net realized gain from investments...........   903,416
  Net decrease in unrealized appreciation on
    investments................................  (662,035)
                                                 --------
      Net gain on investments..................   241,381
                                                 --------
      Net increase in net assets from
         operations............................  $564,159
                                                 ========

   The accompanying notes are an integral part of these financial statements.

ONE FUND, INC.
INCOME & GROWTH PORTFOLIO

 STATEMENT OF CHANGES IN NET ASSETS

                                                                 YEAR ENDED       YEAR ENDED
                                                                JUNE 30, 1999    JUNE 30, 1998
                                                                -------------    -------------
From operations:
  Net investment income.....................................     $   322,778      $   387,925
  Realized gain on investments..............................         903,416          664,230
  Unrealized gain (loss) on investments.....................        (662,035)         887,079
                                                                 -----------      -----------
      Net increase in assets from operations................         564,159        1,939,234
                                                                 -----------      -----------
Dividends and distributions to shareholders:
  Dividends paid from net investment income.................        (323,003)        (391,040)
  Capital gains distributions...............................        (622,486)        (676,652)
                                                                 -----------      -----------
      Total dividends and distributions.....................        (945,489)      (1,067,692)
                                                                 -----------      -----------
From capital share transactions (note 4):
  Received from shares sold.................................       1,753,433        3,431,737
  Received from dividends reinvested........................         564,557          615,775
  Paid for shares redeemed..................................      (4,695,463)      (1,979,004)
                                                                 -----------      -----------
      Increase (decrease) in net assets derived from capital
       share transactions...................................      (2,377,473)       2,068,508
                                                                 -----------      -----------
         Increase (decrease) in net assets..................      (2,758,803)       2,940,050
                                                                 -----------      -----------
Net Assets:
  Beginning of period.......................................      16,054,498       13,114,448
                                                                 -----------      -----------
  End of period.............................................     $13,295,695      $16,054,498
                                                                 ===========      ===========
  Includes undistributed net investment income of...........     $       225      $         0
                                                                 ===========      ===========

 FINANCIAL HIGHLIGHTS

                                                                             YEAR ENDED JUNE 30,
                                                              --------------------------------------------------
                                                               1999       1998       1997       1996       1995
                                                              ------     ------     ------     ------     ------
Per share data:
Net asset value, beginning of period........................   15.85      14.89      12.78      11.57      10.65
Income from investment operations:
  Net investment income.....................................    0.35       0.42       0.38       0.38       0.41
  Net realized & unrealized gain on investments.............    0.33       1.73       2.39       1.27       1.54
                                                              ------     ------     ------     ------     ------
    Total income from investment operations.................    0.68       2.15       2.77       1.65       1.95
                                                              ------     ------     ------     ------     ------
Less distributions:
  Dividends from net investment income......................   (0.35)     (0.42)     (0.38)     (0.37)     (0.41)
  Distributions from net realized capital gains.............   (0.67)     (0.77)     (0.28)     (0.07)     (0.62)
                                                              ------     ------     ------     ------     ------
    Total distributions.....................................   (1.02)     (1.19)     (0.66)     (0.44)     (1.03)
                                                              ------     ------     ------     ------     ------
Net asset value, end of period..............................  $15.51     $15.85     $14.89     $12.78     $11.57
                                                              ======     ======     ======     ======     ======
Total return................................................    4.73%     14.77%     22.34%     14.50%     19.41%
Ratios and supplemental data:
Ratio net of fees waived or reimbursed by advisor (a):
  Expenses..................................................    1.30%      1.20%      1.12%      0.89%      0.81%
  Net investment income.....................................    2.33%      2.65%      2.77%      3.10%      3.69%
Ratios assuming no fees waived or reimbursed by advisor:
  Expenses..................................................    1.45%      1.35%      1.31%      1.14%      1.06%
  Net investment income.....................................    2.18%      2.50%      2.58%      2.85%      3.44%
Portfolio turnover rate.....................................      49%        39%        14%         7%        25%
Net assets at end of period (millions)......................  $ 13.3     $ 16.1     $ 13.1     $ 10.8     $  7.7

---------------

(a) The advisor has elected to waive management fees equal to 0 15% of average net assets for the Income & Growth portfolio, but it may cease that waiver, in whole or in part, without prior notice.

   The accompanying notes are an integral part of these financial statements.

GROWTH PORTFOLIO
ONE FUND, INC.

 OBJECTIVE

To provide long-term capital growth. Current income is incidental. Normally at least 90% of the assets of this portfolio will be invested in common stocks. Selection of stocks is not limited with regard to whether stocks are exchange-listed or dividend-paying or whether they are issued by companies of any particular size.

 PERFORMANCE AS OF JUNE 30, 1999

AVERAGE ANNUAL TOTAL RETURNS:

                           Without        With max.
                         sales charge    sales charge
One-year                    (0.32)%         (5.30)%
Three-year                  10.53%           8.65%
Five-year                   14.74%          13.57%
Since inception
  (8/18/92)                 13.73%          12.96%

The maximum sales charge is 5%. All returns represent past performance and neither predict nor guarantee future investment results. Your investment return and principal value will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. The advisor is currently waiving fees of
 .15% for this portfolio. Had the fees not been waived, returns would have been lower.

 COMMENTS

The volatility that we expected in the stock market over the last twelve months had a profound effect on the fund's performance. During this period when the S&P 500 Index was up approximately 23%, your fund was virtually flat. The portfolio exhibited greater volatility than the overall market due to a larger weighting in smaller companies. While these companies performed well fundamentally, the narrowing of the market's breadth over the past year didn't reward them. Smaller companies didn't offer any support during last year's market correction, even though their valuations would have suggested otherwise. Despite having strong performance by the technology and other sectors, the portfolio suffered relative to the market.

As a result of these occurrences, management of the fund has taken steps to rectify the situation. The fund is now under new management. We are confident that the management of the fund will better reflect the fund's objective and its performance will more closely align with its peer group. Under this new direction, the fund has a better focus on growth names and larger companies with excellent prospects.

The fund will focus on sectors believed to offer the best potential for capital appreciation. Those sectors currently include: communication services, consumer staples, financials and technology. As always, the portfolio will only select companies which have superior earnings potential with strong management teams combined with a positive outlook.

Due to the recent strength of the stock market, valuation has become an even greater concern with many securities. Your fund has participated greatly with the recent market highs and has outperformed its benchmark. We look for sustained strong performance, but we must contend with many issues that we will continue to monitor over the next year. We are concerned with sustained earnings growth, year-2000 issues and inflation fears. Regardless of these concerns, your fund will stay fully invested, as we are not market-timers.

 CHANGE IN VALUE OF $10,000 INVESTMENT

                                                             GROWTH PORTFOLIO (WITH MAX. SALES     STANDARD & POOR'S 500 INDEX
                                                               CHARGE)|(COMMENCED OPERATIONS       ---------------------------
                                                                     AUGUST 18, 1992)
                                                             ---------------------------------
                                                                          9,500.00                            10,000.00
'92                                                                      10,178.00                            10,627.00
                                                                         11,228.00                            11,139.00
'93                                                                      11,917.00                            11,688.00
                                                                         11,548.00                            11,289.00
'94                                                                      11,988.00                            11,842.00
                                                                         13,927.00                            14,228.00
'95                                                                      15,367.00                            16,274.00
                                                                         17,018.00                            17,934.00
'96                                                                      18,098.00                            20,030.00
                                                                         20,198.00                            24,137.00
'97                                                                      21,127.00                            26,690.00
                                                                         23,052.00                            31,417.00
'98                                                                      21,678.00                            34,317.00
                                                                         22,978.00                            38,565.00

Hypothetical illustration based on past performance. Future performance will vary. All returns reflect reinvested dividends. The portfolio's holdings may differ significantly from the securities in the index. The index is unmanaged and therefore does not reflect the cost of portfolio management or trading. Neither the portfolio nor the index is open to direct investment.

 TOP 10 STOCKS AS OF JUNE 30, 1999

                                         % of Portfolio
 1.  Cisco Systems Inc                        6.51
 2.  Texas Instruments Inc                    5.99
 3.  Microsoft Corp                           4.55
 4.  Allied Signal Inc                        4.05
 5.  Hewlett Packard Co                       3.69
 6.  Intel Corp                               3.28
 7.  Infinity                                 3.00
 8.  Computer Sciences                        2.54
 9.  Analog Devices Inc                       2.30
10.  Computer Associates                      2.27

 TOP 5 INDUSTRIES AS OF JUNE 30, 1999

                                         % of Portfolio
 1.  Computer and Related                    16.12
 2.  Electronics/Semiconductors               9.25
 3.  Medical and Related                      9.12
 4.  Computer/Applications Software           8.55
 5.  Electronic Equipment                     7.75

The prices of small company stocks are generally more volatile than the prices of large company stocks.

   The accompanying notes are an integral part of these financial statements.

ONE FUND, INC.
GROWTH PORTFOLIO

 SCHEDULE OF INVESTMENTS                                           JUNE 30, 1999

                                                    MARKET
  SHARES                COMMON STOCK                 VALUE
-------------------------------------------------------------
             AEROSPACE (4.0%)
     7,000   Allied Signal Inc. ................  $   441,000
                                                  -----------
             AUTOMOTIVE & RELATED (1.9%)
     2,370   DaimlerChrysler Corp. (Foreign)....      210,634
                                                  -----------
             BANKING (5.1%)
     1,500   Bank One Corp. ....................       89,344
     2,000   Bank of America Corp. .............      146,625
     5,000   Charter One Financial Inc. ........      139,062
     6,420   Firstar Corp. .....................      179,760
                                                  -----------
                                                      554,791
                                                  -----------
             BROADCAST RADIO & TV (3.0%)
    11,000   *Infinity Broadcasting Corp. ......      327,250
                                                  -----------
             BUSINESS SERVICES (2.9%)
     3,500   Manpower Inc. .....................       79,187
    10,000   Reynolds and Reynolds CL A.........      233,125
                                                  -----------
                                                      312,312
                                                  -----------
             CHEMICALS (1.8%)
     3,500   Minerals Technologies, Inc. .......      195,344
                                                  -----------
             COMMUNICATIONS (3.8%)
     2,000   *ADC Telecom. Inc. ................       91,125
     1,000   *Associated Group Inc. CL B........       65,187
     1,000   Bell Atlantic Corp. ...............       65,375
     2,250   *MCI Worldcom Inc. ................      194,063
                                                  -----------
                                                      415,750
                                                  -----------
             COMPUTER & RELATED (16.1%)
    11,000   *Cisco Systems Inc. ...............      709,500
     4,000   *Computer Sciences Corp. ..........      276,750
     3,000   *EMC Corp. Mass....................      165,000
     4,000   Hewlett Packard Co. ...............      402,000
     5,000   *High Speed Access.................      128,125
     1,600   *NCR Corp. ........................       78,100
                                                  -----------
                                                    1,759,475
                                                  -----------
             COMPUTER/APPLICATIONS SOFTWARE (8.6%)
     4,500   Computer Associates Intl. .........      247,500
     5,500   *Microsoft Corp. ..................      496,031
    10,000   *Mapinfo Corp. ....................      190,000
                                                  -----------
                                                      933,531
                                                  -----------
             DRUGS (3.0%)
     8,000   *Applied Analytical Industries.....       90,000
     1,200   Lilly (Eli) & Co. .................       85,950
     3,000   Mylan Laboratories Inc. ...........       79,500
     2,000   *Watson Pharmaceuticals Inc. ......       70,125
                                                  -----------
                                                      325,575
                                                  -----------

                                                    MARKET
  SHARES                COMMON STOCK                 VALUE
-------------------------------------------------------------
             ELECTRICAL EQUIPMENT (7.8%)
     4,000   *American Power Conversion.........  $    80,500
     5,000   *Analog Devices Inc. ..............      250,938
     2,100   General Electric Co. ..............      237,300
     1,500   *Solectron Corp. ..................      100,031
     3,000   Xerox Corp. .......................      177,187
                                                  -----------
                                                      845,956
                                                  -----------
             ELECTRONICS/SEMICONDUCTORS (9.2%)
     6,000   Intel Corp. .......................      357,000
     4,500   Texas Instruments Inc. ............      652,500
                                                  -----------
                                                    1,009,500
                                                  -----------
             FINANCIAL SERVICES (1.3%)
     3,200   Associates First Capital - CL A....      141,800
                                                  -----------
             FOOD & RELATED (0.8%)
     3,500   Food Lion Inc. CL A................       41,563
     3,500   Food Lion Inc. CL B................       40,469
                                                  -----------
                                                       82,032
                                                  -----------
             HOUSING, FURNITURE & RELATED (0.8%)
     8,000   Clayton Homes Inc. ................       91,500
                                                  -----------
             INSURANCE SERVICES (2.2%)
     1,500   American Intl Group................      175,594
     1,000   Equitable Companies Inc. ..........       67,000
                                                  -----------
                                                      242,594
                                                  -----------
             MEDICAL & RELATED (9.1%)
     3,500   Baxter International...............      212,187
    12,500   *Capital Senior Living Corp. ......      125,000
     3,000   Cardinal Health Inc. ..............      192,375
     2,000   *Centocor Inc. ....................       93,250
     3,000   *HCR Manor Care....................       72,562
     7,000   *Kendle Intl. Inc. ................      112,000
     3,000   United Healthcare Corp. ...........      187,875
                                                  -----------
                                                      995,249
                                                  -----------
             OIL, ENERGY & NATURAL GAS (5.6%)
     7,000   *Louis Dreyfus Natural Gas
              Corp. ............................      150,938
     2,950   Schlumberger Ltd. .................      187,878
     6,700   *Tesoro Petroleum Corp. ...........      106,781
     4,000   Williams Cos. Inc. ................      170,250
                                                  -----------
                                                      615,847
                                                  -----------
             RETAIL (3.4%)
    13,500   *Consolidated Products.............      243,000
     2,000   Home Depot Inc. ...................      128,875
                                                  -----------
                                                      371,875
                                                  -----------
             SECURITY SYSTEMS & SERVICES (2.5%)
     2,250   Symbol Technologies Inc. ..........       82,969
     2,000   Tyco International Ltd. ...........      189,500
                                                  -----------
                                                      272,469
                                                  -----------

                                                                     (continued)

ONE FUND, INC.
GROWTH PORTFOLIO (CONTINUED)

 SCHEDULE OF INVESTMENTS                               JUNE 30, 1999 (UNAUDITED)

                                                    MARKET
  SHARES                COMMON STOCK                 VALUE
-------------------------------------------------------------
             TEXTILES & RELATED (1.0%)
     4,000   Warnaco Group CL A.................  $   107,000
                                                  -----------
             TRANSPORTATION (2.4%)
     4,500   *Atlas Air Inc. ...................      145,125
     3,000   CNF Transportation Inc. ...........      115,125
                                                  -----------
                                                      260,250
                                                  -----------
             TOTAL COMMON STOCK (96.3%) (COST
              $6,280,554).......................  $10,511,734
                                                  -----------

  FACE                                              MARKET
 AMOUNT              SHORT-TERM NOTES                VALUE
-------------------------------------------------------------
           FINANCIAL SERVICES (3.4%)
$373,000   Household Finance 5.450% 07/01/99....  $   373,000
                                                  -----------
           TOTAL SHORT-TERM NOTES (3.4%) (COST
            $373,000)...........................  $   373,000
                                                  -----------
           TOTAL HOLDINGS (99.7%) (COST
            $6,653,554) (A).....................  $10,884,734
                                                  -----------
           CASH & RECEIVABLES, NET OF
            LIABILITIES (0.3%)..................       29,019
                                                  -----------
           TOTAL NET ASSETS (100.0%)............  $10,913,753
                                                  ===========

---------------

(a) Also represents cost for Federal income tax purposes.

 * Non-income producing securities.

   The accompanying notes are an integral part of these financial statements.

ONE FUND, INC
GROWTH PORTFOLIO

 STATEMENT OF ASSETS AND LIABILITIES

                                                                   June 30, 1999

Assets:
  Investments in securities at market value
    (note 1) (Cost $6,653,554)..............  $10,884,734
  Cash in bank..............................          799
  Receivable for securities sold............      241,259
  Receivable for fund shares sold...........        1,007
  Dividends & accrued interest receivable...        4,797
  Other.....................................        2,055
                                              -----------
    Total assets............................   11,134,651
                                              -----------
Liabilities:
  Payable for securities purchased..........      149,685
  Payable for fund shares redeemed..........       37,447
  Payable for investment management services
    (note 3)................................        3,317
  Accrued 12b-1 fees (note 6)...............        6,375
  Other accrued expenses....................       24,074
                                              -----------
    Total liabilities.......................      220,898
                                              -----------
Net assets at market value..................  $10,913,753
                                              ===========
Net assets consist of:
  Par value, $001 per share.................  $       637
  Paid-in capital in excess of par value....    6,589,371
  Accumulated undistributed net realized
    gain on investments.....................       92,565
  Net unrealized appreciation on
    investments.............................    4,231,180
                                              -----------
Net assets at market value..................  $10,913,753
                                              ===========
Shares outstanding..........................      636,923
Net asset value per share...................  $     17.14
                                              ===========
Maximum offering price per share
  ($17.14/95%)..............................  $     18.04
                                              ===========

 STATEMENT OF OPERATIONS

                                                    For Year Ended June 30, 1999

Investment income:
  Interest....................................  $  45,116
  Dividends...................................     95,370
                                                ---------
    Total investment income...................    140,486
                                                ---------
Expenses:
  Management fees (note 3)....................     56,667
  12b-1 fees (note 6).........................     28,303
  Custodian fees (note 3).....................      5,141
  Directors' fees (note 3)....................      2,390
  Professional fees...........................      8,320
  Transfer agent & accounting fees............     55,250
  Filing fees.................................     11,250
  Printing, proxy and postage fees............      4,041
  Other.......................................        353
                                                ---------
    Total expenses............................    171,715
    Less expenses voluntarily reduced or
      reimbursed (note 3).....................    (17,042)
                                                ---------
    Net expenses..............................    154,673
                                                ---------
    Net investment loss.......................    (14,187)
                                                ---------
Realized & unrealized gain (loss) on
  investments:
  Net realized gain from investments..........    158,409
  Net decrease in unrealized appreciation on
    investments...............................   (382,289)
                                                ---------
      Net loss on investments.................   (223,880)
                                                ---------
      Net decrease in net assets from
         operations...........................  $(238,067)
                                                =========

   The accompanying notes are an integral part of these financial statements.

ONE FUND, INC
GROWTH PORTFOLIO

 STATEMENT OF CHANGES IN NET ASSETS

                                                               YEAR ENDED      YEAR ENDED
                                                              JUNE 30, 1999   JUNE 30, 1998
                                                              -------------   -------------
From operations:
  Net investment income (loss)..............................   $   (14,187)    $     2,920
  Realized gain on investments..............................       158,409       1,329,264
  Unrealized gain (loss) on investments.....................      (382,289)        518,363
                                                               -----------     -----------
      Net increase (decrease) in assets from operations.....      (238,067)      1,850,547
                                                               -----------     -----------
Dividends and distributions to shareholders:
  Dividends paid from net investment income.................             0          (1,820)
  Distributions in excess of net investment income..........             0         (10,132)
  Capital gains distributions...............................      (955,237)       (889,104)
                                                               -----------     -----------
      Total dividends and capital gains distributions.......      (955,237)       (901,056)
                                                               -----------     -----------
From capital share transactions (note 4):
  Received from shares sold.................................     1,390,243       1,982,622
  Received from dividends reinvested........................       607,828         608,764
  Paid for shares redeemed..................................    (4,100,808)     (2,605,972)
                                                               -----------     -----------
    Decrease in net assets derived from capital share
     transactions...........................................    (2,102,737)        (14,586)
                                                               -----------     -----------
         Increase (decrease) in net assets..................    (3,296,041)        934,905
                                                               -----------     -----------
Net Assets:
  Beginning of period.......................................    14,209,794      13,274,889
                                                               -----------     -----------
  End of period.............................................   $10,913,753     $14,209,794
                                                               ===========     ===========

 FINANCIAL HIGHLIGHTS

                                                                             YEAR ENDED JUNE 30,
                                                              --------------------------------------------------
                                                               1999       1998       1997       1996       1995
                                                              ------     ------     ------     ------     ------
Per share data:
Net asset value, beginning of period........................  $18.68     $17.52     $15.47     $13.03     $11.67
Income (loss) from investment operations:
  Net investment income (loss)..............................   (0.02)      0.00       0.07       0.14       0.16
  Net realized & unrealized gain (loss) on investments......   (0.12)      2.41       2.73       2.72       2.17
                                                              ------     ------     ------     ------     ------
    Total income (loss) from investment operations..........   (0.14)      2.41       2.80       2.86       2.33
                                                              ------     ------     ------     ------     ------
Less distributions:
  Dividends from net investment income......................    0.00       0.00      (0.07)     (0.14)     (0.16)
  Distributions in excess of net investment income..........    0.00      (0.06)      0.00       0.00       0.00
  Distributions from net realized capital gains.............   (1.40)     (1.19)     (0.68)     (0.28)     (0.81)
                                                              ------     ------     ------     ------     ------
    Total distributions.....................................   (1.40)     (1.25)     (0.75)     (0.42)     (0.97)
                                                              ------     ------     ------     ------     ------
Net asset value, end of period..............................  $17.14     $18.68     $17.52     $15.47     $13.03
                                                              ======     ======     ======     ======     ======
Total return................................................   (0.32)%    14.13%     18.68%     22.22%     20.54%
Ratios and supplemental data:
Ratio net of fees waived or reimbursed by advisor (a):
  Expenses..................................................    1.36%      1.24%      1.13%      0.90%      0.83%
  Net investment income (loss)..............................   (0.13)%     0.02%      0.43%      0.99%      1.35%
Ratios assuming no fees waived or reimbursed by advisor:
  Expenses..................................................    1.51%      1.39%      1.32%      1.15%      1.08%
  Net investment income (loss)..............................   (0.28)%    (0.13)%     0.24%      0.74%      1.10%
Portfolio turnover rate.....................................      53%        40%        27%        22%        24%
Net assets at end of period (millions)......................  $ 10.9     $ 14.2     $ 13.3     $ 11.8     $  7.0

---------------
(a) The advisor has elected to waive management fees equal to 0.15% of average net assets for the Growth portfolio, but it may cease that waiver, in whole or in part, without prior notice.

   The accompanying notes are an integral part of these financial statements.

SMALL CAP PORTFOLIO

ONE FUND, INC.

 OBJECTIVE

To provide maximum capital growth by investing primarily in common stocks of small and medium sized companies. Under normal conditions, at least 65% of this portfolio's assets will be invested in common stocks of companies with market capitalization of less than $1 billion.

 PERFORMANCE AS OF JUNE 30, 1999

AVERAGE ANNUAL TOTAL RETURNS:

                           Without        With max.
                         sales charge    sales charge
One-year                    (15.54)%        (19.76)%
Three-year                    2.35%           0.61%
Since inception
  (11/1/94)                   8.28%           7.08%

The maximum sales charge is 5%. All returns represent past performance and neither predict nor guarantee future investment results. Your investment return and principal value will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. The advisor is currently waiving fees of
 .15% for this portfolio. Had the fees not been waived, returns would have been lower.

 COMMENTS

The Small Cap portfolio return for the twelve months ending June 30, 1999 was -15.54%. Investors witnessed two bear market type return periods during the fiscal year, July, 1998 to early October, 1998, (actually began May, 1998), and again starting late January, 1999 through early March, 1999. The Small Cap portfolio experienced large corrections during this period. The common stocks of many small capitalization companies lost more than 30% of their market values during these periods. Many of these companies reported good earnings growth and were very attractively valued. The market basically ignored the small cap sector until the second quarter of 1999. Small cap stocks return for the quarter was approximately 16%. The Small Cap Portfolio return for the quarter was 16.1%.

We expect the overall stock market to continue to perform in a volatile manner. Concerns over inflation, rising interest rates and lingering Y2K issues outstrip the continuing positive earnings reported by several companies, and create corrective periods in the markets. If there is one uptick in inflation and profitability continues for the strong pace of the last few years, we expect the small cap sector to at least keep close to the mid and large capitalization sectors of the market. We will attempt to invest in strongly positioned companies with the potential to grow earnings in a consistent manner.

 CHANGE IN VALUE OF $10,000 INVESTMENT

                                                          SMALL CAP PORTFOLIO (WITH MAX. SALES          RUSSELL 2000 INDEX
                                                             CHARGE) (COMMENCED OPERATIONS              ------------------
                                                                   NOVEMBER 1, 1994)
                                                          ------------------------------------
                                                                         9,500.00                             10,000.00
'94                                                                      9,540.00                              9,853.00
                                                                        10,340.00                             11,274.00
'95                                                                     11,601.00                             12,656.00
                                                                        12,841.00                             13,967.00
'96                                                                     13,572.00                             14,744.00
                                                                        14,741.00                             16,248.00
'97                                                                     15,872.00                             18,027.00
                                                                        16,301.00                             18,977.00
'98                                                                     13,755.00                             17,624.00
                                                                        13,768.00                             19,259.00

Hypothetical illustration based on past performance. Future performance will vary. All returns reflect reinvested dividends. The portfolio's holdings may differ significantly from the securities in the index. The index is unmanaged and therefore does not reflect the cost of portfolio management or trading. It is not open to direct investment.

 TOP 10 STOCKS AS OF JUNE 30, 1999

                                         % of Portfolio
 1.  Consolidated Product                     4.70
 2.  Louis Dreyfus                            4.28
 3.  Atlas Air Inc.                           3.84
 4.  Tesoro Petroleum                         3.79
 5.  Map Info Corp.                           3.77
 6.  High Speed Access                        3.39
 7.  Bando McGlocklin                         3.21
 8.  Capital Senior                           3.04
 9.  Guest Supply Inc.                        2.88
10.  Amcast Industrial                        2.80

 TOP 5 INDUSTRIES AS OF JUNE 30, 1999

                                       % of Portfolio
1. Oil, Energy, and Natural Gas            12.63
2. Medical                                 10.51
3. Computer and Related                     9.15
4. Business Services                        8.97
5. Transportation and Equipment             5.96

   The accompanying notes are an integral part of these financial statements.

ONE FUND, INC.
SMALL CAP PORTFOLIO

 SCHEDULE OF INVESTMENTS                                           JUNE 30, 1999

                                                    MARKET
 SHARES                COMMON STOCK                  VALUE
-------------------------------------------------------------
           BUSINESS SERVICES (9.0%)
  11,000   *Lo Jack Corp. ......................  $    92,125
   2,500   *Mapics Inc. ........................       26,406
   2,000   *Maximus Inc. .......................       57,500
   4,000   Reynolds & Reynolds CL A.............       93,250
   5,000   *Source Information Management.......       67,500
                                                  -----------
                                                      336,781
                                                  -----------
           CHEMICALS (1.8%)
   2,000   OM Group Inc. .......................       69,000
                                                  -----------
           COMMUNICATIONS (2.8%)
   3,687   *Mastec Inc. ........................      104,158
                                                  -----------
           COMPUTER & RELATED (9.2%)
   7,000   *Electronic Processing Inc. .........       72,625
   5,000   *High Speed Access Corp. ............      128,125
   7,500   *Map Info Corp. .....................      142,500
                                                  -----------
                                                      343,250
                                                  -----------
           DRUGS (1.8%)
   6,000   *Applied Analytical Inds. Inc. ......       67,500
                                                  -----------
           EDUCATION (2.0%)
   2,800   *Sylvan Learning Systems.............       76,125
                                                  -----------
           ELECTRICAL EQUIPMENT (4.3%)
   1,100   CTS Corp. ...........................       77,000
   4,000   Federal Signal Corp. ................       84,750
                                                  -----------
                                                      161,750
                                                  -----------
           ENTERTAINMENT & LEISURE (2.0%)
   3,000   Cedar Fair...........................       74,812
                                                  -----------
           FINANCIAL SERVICES (3.2%)
  10,000   Bando McGlocklin Capital Corp. ......      121,250
                                                  -----------
           FORESTRY & PAPER PRODUCTS (1.6%)
   4,500   *Fibermark Inc. .....................       59,344
                                                  -----------
           HOTEL/MOTEL (2.9%)
   8,500   *Guest Supply........................      108,906
                                                  -----------
           INDUSTRIAL SERVICES (4.1%)
   4,000   Clarcor Inc. ........................       76,750
   4,500   IMCO Recycling Inc. .................       77,062
                                                  -----------
                                                      153,812
                                                  -----------
           INSURANCE SERVICES (2.2%)
   6,000   State Auto Financial Corp. ..........       81,000
                                                  -----------
           MEDICAL & RELATED (10.5%)
  11,500   *Capital Senior Living Corp. ........      115,000
   5,000   *Kendle International Inc. ..........       80,000
       1   *Quorum Health Group Inc. ...........            7
   7,000   *Stericycle Inc. ....................       94,937
   3,000   *Sunrise Assisted Living.............      104,625
                                                  -----------
                                                      394,569
                                                  -----------

                                                    MARKET
 SHARES                COMMON STOCK                  VALUE
-------------------------------------------------------------
           METAL & MINING (2.8%)
   6,500   Amcast Industrial Corp. .............  $   106,031
                                                  -----------
           OIL, ENERGY & NATURAL GAS (12.6%)
   7,500   *Louis Dreyfus Natural Gas Corp. ....      161,719
   9,000   *Santa Fe Snyder Corp. ..............       68,625
   9,000   *Tesoro Petroleum Corp. .............      143,438
   4,000   WD-40 Co. ...........................      100,000
                                                  -----------
                                                      473,782
                                                  -----------
           RESTAURANTS (2.8%)
   9,000   *Buffets Inc. .......................      103,500
                                                  -----------
           RETAIL (4.7%)
   9,875   *Consolidated Products Inc. .........      177,750
                                                  -----------
           TRANSPORTATION & EQUIPMENT (6.0%)
   4,500   *Atlas Air Inc. .....................      145,125
   4,800   *Hearland Express....................       78,600
                                                  -----------
                                                      223,725
                                                  -----------
           TOTAL COMMON STOCK (86.3%) (COST
           $2,723,545)..........................  $ 3,237,045
                                                  -----------

  FACE                                               MARKET
 AMOUNT               SHORT-TERM NOTES               VALUE
-------------------------------------------------------------
           AUTOMOTIVE (14.4%)
$180,000   American Express Credit Corp. 5.200%
            01/99................................  $  180,000
 180,000   CIGNA Corp. 5.250% 07/06/99...........     179,869
 180,000   G.E. Capital 4.950% 07/02/99..........     179,975
                                                   ----------
           TOTAL SHORT-TERM NOTES (14.4%)
            (COST $539,844)......................  $  539,844
                                                   ----------
           TOTAL HOLDINGS (100.7%)
            (COST $3,263,389) (A)................  $3,776,889
                                                   ----------
           CASH & RECEIVABLES, NET OF LIABILITIES
            (-0.7%)..............................     (24,219)
                                                   ----------
           TOTAL NET ASSETS (100.0%).............  $3,752,670
                                                   ==========

---------------

(a) Also represents cost for Federal income tax purposes.

 * Non-income producing securities.

   The accompanying notes are an integral part of these financial statements.

ONE FUND, INC
SMALL CAP PORTFOLIO

 STATEMENT OF ASSETS AND LIABILITIES

                                                                   June 30, 1999

Assets:
  Investments in securities at market value
    (note 1) (Cost $3,263,389)...............  $3,776,889
  Cash in bank...............................      15,532
  Dividends & accrued interest receivable....         349
  Deferred organizational expenses (note
    1).......................................         172
  Other......................................       1,525
                                               ----------
    Total assets.............................   3,794,467
                                               ----------
Liabilities:
  Payable for fund shares redeemed...........      29,999
  Payable for investment management services
    (note 3).................................       1,102
  Accrued 12b-1 fees (note 6)................       1,829
  Other accrued expenses.....................       8,470
  Dividends payable..........................         397
                                               ----------
    Total liabilities........................      41,797
                                               ----------
Net assets at market value...................  $3,752,670
                                               ==========
Net assets consist of:
  Par value, $001 per share..................  $      357
  Paid-in capital in excess of par value.....   3,906,828
  Accumulated net realized loss on
    investments..............................    (668,061)
  Net unrealized appreciation on
    investments..............................     513,500
  Undistributed net investment income........          46
                                               ----------
Net assets at market value...................  $3,752,670
                                               ==========
Shares outstanding...........................     356,860
Net asset value per share....................  $    10.52
                                               ==========
Maximum offering price per share
  ($10.52/95%)...............................  $    11.07
                                               ==========

 STATEMENT OF OPERATIONS

                                                    For Year Ended June 30, 1999

Investment income:
  Interest....................................  $  34,337
  Dividends...................................     49,358
                                                ---------
    Total investment income...................     83,695
                                                ---------
Expenses:
  Management fees (note 3)....................     27,654
  12b-1 fees (note 6).........................     10,586
  Custodian fees (note 3).....................      5,000
  Directors' fees (note 3)....................        956
  Professional fees...........................      3,329
  Transfer agent & accounting fees............     33,191
  Filing fees.................................      5,107
  Printing, proxy and postage fees............      1,618
  Organizational expense (note 1).............        522
  Other.......................................        151
                                                ---------
    Total expenses............................     88,114
    Less expenses voluntarily reduced or
      reimbursed (note 3).....................    (14,260)
                                                ---------
    Net expenses..............................     73,854
                                                ---------
    Net investment income.....................      9,841
                                                ---------
Realized & unrealized loss on investments:
  Net realized loss from investments..........   (804,516)
  Net decrease in unrealized appreciation on
    investments...............................   (139,644)
                                                ---------
    Net loss on investments...................   (944,160)
                                                ---------
    Net decrease in net assets from
      operations..............................  $(934,319)
                                                =========

   The accompanying notes are an integral part of these financial statements.

ONE FUND, INC
SMALL CAP PORTFOLIO

 STATEMENT OF CHANGES IN NET ASSETS

                                                               YEAR ENDED       YEAR ENDED
                                                              JUNE 30, 1999    JUNE 30, 1998
                                                              -------------    -------------
From operations:
  Net investment income.....................................   $     9,841      $27,404.00
  Realized gain (loss) on investments.......................      (804,516)        726,343
  Unrealized loss on investments............................      (139,644)       (202,189)
                                                               -----------      ----------
      Net increase (decrease) in assets from operations.....      (934,319)        551,558
                                                               -----------      ----------
Dividends and distributions to shareholders:
  Dividends paid from net investment income.................        (9,841)        (26,854)
  Distributions in excess of net investment income..........        (9,359)              0
  Capital gains distributions...............................      (272,363)       (547,755)
                                                               -----------      ----------
      Total dividends and distributions.....................      (291,563)       (574,609)
                                                               -----------      ----------
From capital share transactions (note 4):
  Received from shares sold.................................       464,602       1,281,269
  Received from dividends reinvested........................       133,949         274,091
  Paid for shares redeemed..................................    (1,446,253)       (909,621)
                                                               -----------      ----------
      Increase (decrease) in net assets derived from capital
       share transactions...................................      (847,702)        645,739
                                                               -----------      ----------
         Increase (decrease) in net assets..................    (2,073,584)        622,688
                                                               -----------      ----------
Net Assets:
  Beginning of period.......................................     5,826,254       5,203,566
                                                               -----------      ----------
  End of period.............................................   $ 3,752,670      $5,826,254
                                                               ===========      ==========
  Includes undistributed net investment income of...........   $        46      $       46
                                                               ===========      ==========

 FINANCIAL HIGHLIGHTS

                                                                      YEARS ENDED JUNE 30,            11-1-94
                                                              ------------------------------------       TO
                                                               1999      1998      1997      1996     6-30-95
                                                              ------    ------    ------    ------    --------
Per share data:
Net asset value, beginning of period........................  $13.32    $13.30    $12.82    $10.63     $10.00
Income (loss) from investment operations:
  Net investment income.....................................    0.02      0.06      0.11      0.26       0.22
  Net realized & unrealized gain (loss) on investments......   (2.09)     1.30      1.67      2.26       0.67
                                                              ------    ------    ------    ------     ------
    Total income (loss) from investment operations..........   (2.07)     1.36      1.78      2.52       0.89
                                                              ------    ------    ------    ------     ------
Less distributions:
  Dividends from net investment income......................   (0.02)    (0.06)    (0.11)    (0.25)     (0.22)
  Distributions in excess of net investment income..........   (0.03)     0.00      0.00      0.00       0.00
  Distributions from net realized capital gains.............   (0.68)    (1.28)    (1.19)    (0.08)     (0.04)
                                                              ------    ------    ------    ------     ------
    Total distributions.....................................   (0.73)    (1.34)    (1.30)    (0.33)     (0.26)
                                                              ------    ------    ------    ------     ------
Net asset value, end of period..............................  $10.52    $13.32    $13.30    $12.82     $10.63
                                                              ======    ======    ======    ======     ======
Total return................................................  (15.54)%   10.56%    14.82%    24.10%      8.91%(b)
Ratios and supplemental data:
Ratio net of fees waived or reimbursed by advisor (c):
  Expenses..................................................    1.74%     1.67%     1.35%     0.94%      1.00%(a)
  Net investment income.....................................    0.23%     0.47%     0.89%     2.21%      3.19%(a)
Ratios assuming no fees waived or reimbursed by advisor:
  Expenses..................................................    2.07%     1.82%     1.62%     1.27%      1.31%(a)
  Net investment income (loss)..............................   (0.10)%    0.32%     0.62%     1.88%      2.88%(a)
Portfolio turnover rate.....................................      48%       77%       34%       34%         8%
Net assets at end of period (millions)......................  $  3.8    $  5.8    $  5.2    $  4.5     $  2.9

---------------

(a) Annualized

(b) Calculated on an aggregate basis (not annualized).

(c) The advisor has elected to waive management fees equal to 0.15% of average net assets for the Small Cap portfolio, but it may cease that waiver, in whole or in part, without prior notice. In addition, the advisor has reimbursed certain operating expenses.

   The accompanying notes are an integral part of these financial statements.

INTERNATIONAL PORTFOLIO

ONE FUND, INC.

 OBJECTIVE

To provide long-term capital growth by investing primarily in common stock (and securities convertible into common stocks) of foreign companies. When deemed appropriate for temporary defensive purposes, it may invest in short-term debt instruments, U.S. Government obligations or in U.S. common stock.

 PERFORMANCE AS OF DECEMBER 31, 1998

AVERAGE ANNUAL TOTAL RETURNS:

                           Without        With max.
                         sales charge    sales charge
One-year                    (13.90)%        (18.20)%
Three-year                   (1.28)%         (2.95)%
Five-year                     3.97%           2.91%
Since inception
  (5/1/93)                    8.91%           8.01%

The maximum sales charge is 5%. All returns represent past performance and neither predict nor guarantee future investment results. Your investment return and principal value will fluctuate so that shares, when redeemed, may be worth more or less than their original cost.

 COMMENTS

We finally began to see investors focus again on emerging markets and Japan after a notable period of underperformance. This turnaround was attributable to investor optimism that the "Asian Crisis" is finally over. This rally however came at the expense of the markets in Western Europe. Concerns over economic slowdown, a weak Euro currency, and fund outflows were factors. The year-to-date performance ending June 30, 1999 for the One Fund International Portfolio stood at -4.75%. This compared with 3.97% for the Morgan Stanley International Europe, Australia, and Far East Index. The fund's underperformance was due to the timing in the first half of 1999 in restructuring the fund. In the second-half of 1999 the fund better matched our investment strategy. Our investment discipline is driven by security selection where we are looking for well positioned companies with strong bottom line growth that are trading at reasonable valuations. Moreover, the fund was well positioned when the Japanese equity market began to rally. Secondly, positions in the telecom and media sectors in Western Europe continued to pay dividends. Finally, some of our top holdings include, Softbank, a leading Japanese based software and media company and Nortel Networks, a leading provider of global high-capacity data networks for telephone and the internet.

 CHANGE IN VALUE OF $10,000 INVESTMENT

                                                           INTERNATIONAL PORTFOLIO (WITH MAX.
                                                           SALES CHARGE)|(COMMENCED OPERATIONS   MORGAN STANLEY CAPTL. INTL. EAFE
                                                                      MAY 1, 1993)                            INDEX
                                                           -----------------------------------   --------------------------------
                                                                         9,500.00                             10,000.00
                                                                         9,930.00                             10,052.00
'93                                                                     12,920.00                             10,826.00
                                                                        13,940.00                             11,792.00
'94                                                                     14,160.00                             11,699.00
                                                                        14,830.00                             12,021.00
'95                                                                     15,840.00                             13,049.00
                                                                        17,600.00                             13,659.00
'96                                                                     18,050.00                             13,880.00
                                                                        20,200.00                             15,457.00
'97                                                                     18,271.00                             14,041.00
                                                                        19,219.00                             16,299.00
'98                                                                     17,374.00                             16,742.00
                                                                        16,549.00                             17,407.00

Hypothetical illustration based on past performance. Future performance will vary. All returns reflect reinvested dividends. The portfolio's holdings may differ significantly from the securities in the index. The index is unmanaged and therefore does not reflect the cost of portfolio management or trading. It is not open to direct investment.

 TOP 10 HOLDINGS AS OF JUNE 30, 1999

                                        % of Portfolio
 1.  Vivendi Ex Gen Des Faux                 1.69
 2.  Sony Corp                               1.55
 3.  British Telecom PLC                     1.28
 4.  Mobilcom AG                             1.25
 5.  Nortel Networks Corp                    1.20
 6.  Global Telesystems Group, Inc           1.19
 7.  Softbank Corp                           1.16
 8.  M-6 Metropole Television                1.13
 9.  Bouygues                                1.11
10.  Mannesmann AG                           1.07

 TOP 5 COUNTRIES/REGIONS AS OF JUNE 30, 1999

                                        % of Portfolio
 1.  Japan                                  25.52
 2.  United Kingdom                         13.72
 3.  France                                 11.88
 4.  Germany                                 7.12
 5.  Canada                                  6.26

   The accompanying notes are an integral part of these financial statements.

ONE FUND, INC.
INTERNATIONAL PORTFOLIO

 SCHEDULE OF INVESTMENTS                                           JUNE 30, 1999

                                                   MARKET
SHARES            FOREIGN COMMON STOCK             VALUE
-----------------------------------------------------------
          JAPAN (25.5%)
   500    Advantest Corp. (12).................  $   54,920
 1,200    Aiwa Co. Ltd. (11)...................      39,641
 1,500    Asatsu Inc. (29).....................      39,641
 3,200    Capcom Co. Ltd. (9)..................      67,787
 3,000    Ebara Corp. (21).....................      35,653
 1,100    Enix Corp. (9).......................      47,966
 1,000    Fujitec Co. Ltd. (4).................       9,473
 2,000    Fujitsu Ltd.(9)......................      40,220
 8,900    Furukawa Electric Co. (11)...........      40,794
 4,000    Hitachi Ltd. (11)....................      37,494
 5,000    Inax Corp. (4).......................      30,516
 1,600    Kao Corp. (10).......................      44,927
   200    Keyence Corp. (12)...................      34,984
 1,000    Kyorin Pharmaceutical Co. (24).......      24,859
 1,400    Matsushita-Kotobuki Electronics
           (12)................................      39,542
 1,100    Mycal Card Inc. (15).................      49,965
 1,600    Namco Ltd. (14)......................      42,945
 4,000    Nec Corp. (12).......................      49,717
 6,000    Nikko Securities Co. Ltd. (15).......      38,700
 3,000    Nikon Corp. (12).....................      49,056
 3,000    Nippon Conlux Co. Ltd. (11)..........      16,129
 1,000    Nippon Broadcasting System (23)......      49,552
 3,000    Olympus Optical Co. Ltd. (12)........      44,324
   800    Paris Miki Inc. (23).................      43,606
 1,300    Paltek Corp. (34)....................      51,105
   200    Rohm Co Ltd. (12)....................      31,300
14,000    Sanyo Electric Co. Ltd. (11).........      56,886
 3,500    Sharp Corp. (12).....................      41,335
   800    Shimamura Co. Ltd. (28)..............      67,721
 1,600    Shimachu (28)........................      35,413
 3,300    Shinkawa Ltd. (12)...................      71,404
   400    Softbank Corp. (34)..................      80,968
 1,000    Sony Corp. (12)......................     107,776
 1,700    Square Co. Ltd. (12).................      61,213
 4,000    Sumitomo Forestry Co. Ltd. (4).......      31,119
 1,000    Takeda Chemical Industries (24)......      46,331
 2,000    Taiyo Yuden Co. Ltd. (12)............      32,803
   500    Union Tool (12)......................      37,164
15,000    *Wako Securities Co. Ltd. (15).......      33,200
                                                 ----------
                                                  1,758,149
                                                 ----------
          UNITED KINGDOM (13.7%)
 3,500    *Allied Domecq plc (16)..............      33,822
 1,050    *Arm Holdings plc ADR (12)...........      36,619
 2,927    *Baltimore Tech. Zergo Hldgs (29)....      33,222
 1,100    Barclays (3).........................      32,062
 2,800    British Telecom plc (8)..............      46,788
 9,207    *Cable & Wireless Communications
           (8).................................      88,825
 1,487    *Colt Telecom Group plc (8)..........      31,223
   950    *Eidos plc (9).......................      31,225
27,200    Electronics Boutique plc (12)........      39,555
 2,713    *Energis plc (8).....................      64,451
 4,000    *Future Network plc (23).............      26,641
 2,762    *Icon plc ADR (29)...................      54,204

                                                   MARKET
SHARES            FOREIGN COMMON STOCK             VALUE
-----------------------------------------------------------
          UNITED KINGDOM, CONTINUED
 1,950    Logica plc (29)......................  $   20,442
 1,912    *National Westminister Bank (3)......      40,509
 4,500    Prudential Corp. plc (20)............      66,611
 5,400    *Reuters Group plc (23)..............      71,122
   150    *Sage Group plc (9)..................       5,332
 7,000    Securicor plc (29)...................      61,464
 2,200    *Sema Group plc (29).................      21,207
 3,400    *Shire Pharmaceuticals Group (24)....      28,272
 2,800    Smithkline Beecham plc (24)..........      36,349
10,857    *Telewest Communications plc (8).....      48,435
 2,800    *W.H. Smith Group plc (22)...........      26,903
                                                 ----------
                                                    945,283
                                                 ----------
          FRANCE (11.9%)
   275    Alcatel (11).........................      38,681
   292    Bouygues (4).........................      77,119
 3,125    *Bull Sa (9).........................      26,856
   350    *Club Mediterrance (14)..............      37,112
   511    Dexia France (3).....................      68,348
   150    Essolor Intl. (24)...................      46,849
48,100    *Eurotunnel Sa Esa Units (32)........      70,877
   487    *Infogrames Entertainment (14).......      31,364
   140    Labinal (11).........................      37,047
   375    M-6 Metropole Television (23)........      78,791
   500    Pernod Ricard (16)...................      33,490
 2,000    *Remy Cointreau (16).................      38,766
   270    Societe Du Louvre (14)...............      19,740
   175    Television Francaise (23)............      40,754
 1,600    Thomson CSF (1)......................      55,562
 1,450    Vivendi Ex Gen Des Fuax (29).........     117,365
                                                 ----------
                                                    818,721
                                                 ----------
          GERMANY (7.1%)
   750    Bayer AG (7).........................      31,184
   420    *Consors Discount Broker (15)........      32,026
   180    *Intershop Communications AG (29)....      43,217
   540    *Kinowelt Medien AG (23).............      40,342
   497    Mannesmann AG (8)....................      74,259
   100    *Medion AG (34)......................      28,646
   950    Mobilcom AG (8)......................      87,125
   768    Ser Systeme AG (12)..................      44,713
   900    Siemens AG (22)......................      69,370
 1,150    *Telegate AG (8).....................      39,343
                                                 ----------
                                                    490,225
                                                 ----------
          CANADA (6.3%)
   900    *Celestcia Inc. (12).................      38,981
 1,000    Four Seasons Hotels Inc. (19)........      43,739
 9,700    *Intl Forest Producers CL A (17).....      36,950
   200    *JDS Uniphase........................      33,227
 1,800    Molson Cos. Ltd. CL A (16)...........      32,692
 5,500    Nexfor Inc. (17).....................      34,045
   970    Nortel Networks Corp. (11)...........      83,137
   900    Teleglobe Inc. (8)...................      26,662

                                                                     (continued)

ONE FUND, INC.
INTERNATIONAL PORTFOLIO (CONTINUED)

 SCHEDULE OF INVESTMENTS                                           JUNE 30, 1999

                                                   MARKET
SHARES            FOREIGN COMMON STOCK             VALUE
-----------------------------------------------------------
          CANADA, CONTINUED
 3,338    *Telesystem Intl. Wireless Inc.
           (8).................................  $   60,738
   856    *TLC The Laser Center (24)...........      40,759
                                                 ----------
                                                    430,930
                                                 ----------
          NETHERLANDS (3.1%)
   500    *ASM Lithography ADR (12)............      29,688
 1,107    Benckiser NV B Shares (10)...........      59,032
   628    *Equant NV Reg Shares (29)...........      59,110
 2,750    TNT Post Group NV (32)...............      65,601
    63    United Pan-Europe Com-Sp ADR (8).....       3,481
                                                 ----------
                                                    216,912
                                                 ----------
          SINGAPORE & MALAYSIAN (2.2%)
22,000    Clipsal Inc. Ltd. (12)...............      34,100
 9,000    Fraser & Neave Ltd. (16).............      39,907
29,600    Kim Eng Holding (15).................      27,641
 3,000    Singapore Press Holding (23).........      51,095
                                                 ----------
                                                    152,743
                                                 ----------
          AUSTRALIA (2.2%)
 5,018    Aust & NZ Banking Group Ltd. (3).....      36,834
31,446    *Cable & Wireless Opus (8)...........      71,476
 6,704    Publishing Broadcasting (23).........      44,164
                                                 ----------
                                                    152,474
                                                 ----------
          SWITZERLAND (2.1%)
    45    *Distefora Holding AG (34)...........       4,627
   127    Publicigroupe SA (23)................      69,374
    75    The Swath Group AG-Reg (28)..........      10,700
   107    Zurich Allied AG (20)................      60,787
                                                 ----------
                                                    145,488
                                                 ----------
          GREECE (2.1%)
 1,100    *Bank of Piraeus (3).................      31,748
   660    Commercial Bank Of Greece (3)........      47,150
     1    EFG Eurobank (3).....................          24
 1,400    Lambrakis Media Group (23)...........      35,455
 1,700    Teletypos SA (8).....................      30,194
                                                 ----------
                                                    144,571
                                                 ----------
          HONG KONG (1.9%)
10,000    *Pacific Century Ins. (20)...........       8,094
 8,000    Midland Realty Holdings Ltd. (27)....       1,155
19,300    Smartone Telecommunications (8)......      68,656
38,000    Wheelock & Co. (27)..................      52,161
                                                 ----------
                                                    130,066
                                                 ----------
          ITALY (1.8%)
 7,564    Class Editori Spa (23)...............      60,406
 1,650    Luxottica Group Spa Spon ADR (24)....      25,678
 1,650    Pininfarina Spa (2)..................      36,895
                                                 ----------
                                                    122,979
                                                 ----------
          SWEDEN (1.7%)
 2,897    *Modern Times Group B Shares (23)....      62,954
18,828    Societe Europeene Comm B (8).........      52,114
                                                 ----------
                                                    115,068
                                                 ----------

                                                   MARKET
SHARES            FOREIGN COMMON STOCK             VALUE
-----------------------------------------------------------
          BRAZIL (1.7%)
 1,800    Telesp Cellular Part ADR (8).........  $   48,150
 2,100    Tele Norte Leste Participacoes (8)...      38,981
 8,800    Usinas Sider Minas Gerais (25).......      29,864
                                                 ----------
                                                    116,995
                                                 ----------
          THAILAND (1.7%)
 6,100    Bec World Public Co. Ltd. (23).......      37,671
 9,700    *Hana Microelectronics (12)..........      28,900
19,400    *Thai Airways Intl Ltd. (32).........      36,519
 4,000    *Total Access Communications (8).....      12,800
                                                 ----------
                                                    115,890
                                                 ----------
          INDONESIA (1.2%)
17,500    PT Indosat (8).......................      33,723
21,000    PT Semen Gresik (4)..................      45,985
                                                 ----------
                                                     79,708
                                                 ----------
          FINLAND (0.9%)
 6,700    Merita plc (3).......................      38,041
   800    Nokian Renkaat OYJ (2)...............      24,731
                                                 ----------
                                                     62,772
                                                 ----------
          LUXEMBOURG (0.7%)
   354    Societe Europeene Satel ADR (23).....      51,343
                                                 ----------
          MEXICO (0.6%)
 1,000    *Groupo Televisa SA Spons GDR (23)...      44,813
                                                 ----------
          DENMARK (0.4%)
   300    Falck A/S (29).......................      24,525
                                                 ----------
          NORWAY (0.1%)
   728    Schibsted (23).......................       8,187
                                                 ----------
          IRELAND (0.0%)
    50    *Ryanair Holdings plc SP ADR (32)....       2,650
                                                 ----------
          TOTAL FOREIGN COMMON STOCK (88.9%)
           (COST $5,848,616)...................  $6,130,492
                                                 ----------

                                                  MARKET
SHARES              US COMMON STOCK               VALUE
----------------------------------------------------------
         COMMUNICATIONS (1.6%)
1,020    *Global Telesystems Group Inc. ......  $   82,620
  383    *NTL Inc. Holdings Co. ..............      33,010
                                                ----------
         TOTAL US COMMON STOCK (1.6%) (COST
          $90,314)............................     115,630
                                                ----------
         TOTAL COMMON STOCK (90.5%) (COST
          $5,938,930).........................  $6,246,122
                                                ----------

                                                                     (continued)

ONE FUND, INC.
INTERNATIONAL PORTFOLIO (CONTINUED)

 SCHEDULE OF INVESTMENTS                                           JUNE 30, 1999

                                                  MARKET
SHARES          FOREIGN PREFERRED STOCK           VALUE
----------------------------------------------------------
         AUSTRALIA (1.0%)
48,032   Village Roadshow Ltd. (14)...........  $   71,726
                                                ----------
         GERMANY (0.6%)
   56    Wella AG (10)........................      39,817
                                                ----------
         TOTAL FOREIGN PREFERRED STOCK (1.6%)
          (COST $112,589).....................  $  111,543
                                                ----------
         TOTAL HOLDINGS (92.1%) (COST
          $6,051,519)(A)......................  $6,357,665
                                                ----------
         CASH & RECEIVABLES, NET OF
          LIABILITIES (7.9%)..................     530,896
                                                ----------
         TOTAL NET ASSETS (100.0%)............  $6,888,561
                                                ==========

---------------

(a) Also represents cost for Federal income tax purposes.

  * Non-income producing securities.

INDUSTRY CLASSIFICATIONS

 (1) Aerospace                      (18) Governmental
 (2) Automotive                     (19) Hotels
 (3) Banking                        (20) Insurance
 (4) Building/Construction          (21) Machinery
 (5) Capital Goods                  (22) Manufacturing
 (6) Cement                         (23) Media & Publishing
 (7) Chemicals                      (24) Medical & Health Care
 (8) Communications                 (25) Metal & Mining
 (9) Computer Products              (26) Packaging
(10) Consumer Products              (27) Real Estate
(11) Electrical Products            (28) Retailing
(12) Electronics                    (29) Services
(13) Energy and Oil                 (30) Steel
(14) Entertainment & Leisure        (31) Textile
(15) Finance                        (32) Transportation
(16) Food & Beverage                (33) Utilities
(17) Forest & Paper Products        (34) Wholesale
                                    (35) Miscellaneous

   The accompanying notes are an integral part of these financial statements.

ONE FUND, INC
INTERNATIONAL PORTFOLIO

 STATEMENT OF ASSETS AND LIABILITIES

                                                                    June 30,1999


Assets:
  Investments in securities at market value
    (note 1) (Cost $6,051,519)...............  $ 6,357,665
  Cash in bank...............................      162,860
  Unrealized gain on forward currency
    contracts (note 5).......................      241,472
  Receivable for securities sold.............      620,082
  Receivable for fund shares sold............           48
  Dividends & accrued interest receivable....       36,854
  Other......................................        4,623
                                               -----------
    Total assets.............................    7,423,604
                                               -----------
Liabilities:
  Unrealized loss on forward currency
    contracts (note 5).......................      269,007
  Payable for securities purchased...........      175,670
  Payable for fund shares redeemed...........       56,896
  Accrued 12b-1 fees (note 6)................        5,049
  Other accrued expenses.....................       28,421
                                               -----------
    Total liabilities........................      535,043
                                               -----------
Net assets at market value...................  $ 6,888,561
                                               ===========
Net assets consist of:
  Par value, $.001 per share.................  $       637
  Paid-in capital in excess of par value.....    8,446,042
  Accumulated undistributed net realized loss
    on investments (note 1)..................   (1,263,558)
  Net unrealized appreciation (depreciation)
    on:
    Investments (note 1).....................      306,146
    Foreign currency related transactions....      (15,275)
    Forward currency contracts (note 5)......      (27,535)
  Undistributed net investment loss..........     (557,896)
                                               -----------
Net assets at market value...................  $ 6,888,561
                                               ===========
Shares outstanding...........................      636,602
Net asset value per share....................  $     10.82
                                               ===========
Maximum offering price per share
  ($10.82/95%)...............................  $     11.39
                                               ===========


 STATEMENT OF OPERATIONS

                                                    For Year Ended June 30, 1999

Investment income:
  Interest (net of $384 foreign taxes
    withheld)................................  $    57,406
  Dividends (net of $11,046 foreign taxes
    withheld)................................      124,859
                                               -----------
    Total investment income..................      182,265
Expenses:
  Management fees (note 3)...................       88,376
  12b-1 fees (note 6)........................       25,116
  Custodian fees (note 3)....................       67,000
  Directors' fees (note 3)...................        2,560
  Professional fees..........................        8,881
  Transfer agent & accounting fees...........       49,000
  Filing fees................................       12,001
  Printing, proxy and postage fees...........        4,319
  Other......................................          373
                                               -----------
    Total expenses...........................      257,626
    Less expenses voluntarily reduced or
      reimbursed (note 3)....................      (43,677)
                                               -----------
    Net expenses.............................      213,949
                                               -----------
    Net investment loss......................      (31,684)
                                               -----------
Realized & unrealized gain (loss) on
  investments & foreign currency:
  Net realized loss from:
    Investments..............................   (1,442,884)
    Forward currency related transactions....     (526,402)
  Net increase (decrease) in unrealized
    appreciation (depreciation) on:
      Investments............................      367,709
      Foreign currency related
         transactions........................     (218,371)
                                               -----------
      Net loss on investments................   (1,819,948)
                                               -----------
      Net decrease in net assets from
         operations..........................  $(1,851,632)
                                               ===========

   The accompanying notes are an integral part of these financial statements.

ONE FUND, INC
INTERNATIONAL PORTFOLIO

 STATEMENT OF CHANGES IN NET ASSETS

                                                               YEAR ENDED       YEAR ENDED
                                                              JUNE 30, 1999    JUNE 30, 1998
                                                              -------------    -------------
From operations:
  Net investment income (loss)..............................   $   (31,684)     $   142,380
  Realized gain (loss) on investments and foreign currency
    related transactions....................................    (1,969,286)       1,670,517
  Unrealized gain (loss) on investments and foreign currency
    related transactions....................................       149,338       (2,430,256)
                                                               -----------      -----------
      Net decrease in assets from operations................    (1,851,632)        (617,359)
                                                               -----------      -----------
Dividends and distributions to shareholders:
  Dividends paid from net investment income.................           (97)        (139,103)
  Capital gains and foreign currency related transactions
    distributions...........................................      (285,520)      (2,283,120)
                                                               -----------      -----------
      Total dividends and distributions.....................      (285,617)      (2,422,223)
                                                               -----------      -----------
From capital share transactions (note 4):
  Received from shares sold.................................       507,008        3,159,453
  Received from dividends reinvested........................       271,907        1,971,077
  Paid for shares redeemed..................................    (6,315,910)      (6,838,385)
                                                               -----------      -----------
      Decrease in net assets derived from capital share
       transactions.........................................    (5,536,995)      (1,707,855)
                                                               -----------      -----------
         Decrease in net assets.............................    (7,674,244)      (4,747,437)
                                                               -----------      -----------
Net Assets:
  Beginning of period.......................................    14,562,805       19,310,242
                                                               -----------      -----------
  End of period.............................................   $ 6,888,561      $14,562,805
                                                               ===========      ===========
  Includes undistributed net investment income of...........   $         0      $       288
                                                               ===========      ===========

 FINANCIAL HIGHLIGHTS

                                                                           YEARS ENDED JUNE 30,
                                                              -----------------------------------------------
                                                               1999       1998      1997      1996      1995
                                                              -------    ------    ------    ------    ------
Per share data:
Net asset value, beginning of period........................  $ 12.92    $15.45    $14.47    $12.89    $13.32
Income (loss) from investment operations:
  Net investment income (loss)..............................    (0.04)     0.12      0.14      0.10      0.14
  Net realized and unrealized gain (loss) on investments and
    foreign currency transactions...........................    (1.74)    (0.63)     1.92      2.24      0.63
                                                              -------    ------    ------    ------    ------
    Total income (loss) from investment operations..........    (1.78)    (0.51)     2.06      2.34      0.77
                                                              -------    ------    ------    ------    ------
Less distributions:
  Dividends from net investment income......................     0.00     (0.12)    (0.15)    (0.39)    (0.14)
  Distributions from net realized capital gains and foreign
    currency transactions...................................    (0.32)    (1.90)    (0.93)    (0.37)    (1.06)
                                                              -------    ------    ------    ------    ------
    Total distributions.....................................    (0.32)    (2.02)    (1.08)    (0.76)    (1.20)
                                                              -------    ------    ------    ------    ------
Net asset value, end of period..............................  $ 10.82    $12.92    $15.45    $14.47    $12.89
                                                              =======    ======    ======    ======    ======
Total return................................................   (13.90)%   (4.84)%   14.76%    18.65%     6.44%
Ratios and supplemental data:
Ratios net of fees reimbursed by advisor (a):
  Expenses..................................................     2.13%     2.10%     1.87%     1.72%     1.50%
  Net investment income (loss)..............................    (0.32)%    0.85%     0.99%     0.70%     1.11%
Ratios assuming no fees reimbursed by advisor:
  Expenses..................................................     2.56%     2.20%     1.98%     1.72%     1.50%
  Net investment income (loss)..............................    (0.75)%    0.75%     0.88%     0.70%     1.11%
Portfolio turnover rate.....................................      217%       12%        9%       20%       39%
Net assets at end of period (millions)......................  $   6.9    $ 14.6    $ 19.3    $ 15.1    $ 12.0

---------------

(a) The advisor has elected to reimburse certain operating expenses of the International Portfolio, but it may cease that waiver, in whole or in part, without prior written notice.

   The accompanying notes are an integral part of these financial statements.

GLOBAL CONTRARIAN PORTFOLIO

ONE FUND, INC.

 OBJECTIVE

To provide long-term capital growth by investing in foreign and domestic securities that, in the judgment of the portfolio manager, are undervalued or presently out of favor with other investors but have positive prospects for eventual recovery. Under normal market conditions, at least 65% of the portfolio's assets will be invested in conformity with its investment objectives.

 PERFORMANCE AS OF JUNE 30, 1999

AVERAGE ANNUAL TOTAL RETURNS:

                           Without        With max.
                         sales charge    sales charge
One-year                    (11.88)%        (16.29)%
Three-year                   (1.05)%         (2.73)%
Since inception
  (11/1/94)                   3.53%           2.39%

The above returns reflect the maximum sales charge of 5% for this portfolio. All returns represent past performance and neither predict nor guarantee future investment results. Your investment return and principal value will fluctuate so that shares, when redeemed, may be worth more or less than their original cost.

 COMMENTS

We finally began to see investors focus again on emerging markets and Japan after a notable period of underperformance. This turnaround was attributable to investor optimism that the "Asian Crisis" is finally over. This rally however came at the expense of the markets in Western Europe. Concerns over economic slowdown, a weak Euro currency, and fund outflows were factors. The year-to-date performance ending June 30, 1999 for the Global Contrarian Portfolio stood at -4.72%. This compared with 3.97% for the Morgan Stanley International Europe, Australia, and Far East Index. The fund's underperformance was due to the timing in the first half of 1999 in restructuring the fund. In the second-half of 1999 the fund better matched our investment strategy. Our investment discipline is driven by security selection where we are looking for well positioned companies with strong bottom line growth that are trading at reasonable valuations. Moreover, the fund was well positioned when the Japanese equity market began to rally. Secondly, positions in the telecom and media sectors in Western Europe continued to pay dividends. Finally, some of our top holdings include, Softbank, a leading Japanese based software and media company and Nortel Networks, a leading provider of global high-capacity data networks for telephone and the internet.

 CHANGE IN VALUE OF $10,000 INVESTMENT

                                                            GLOBAL CONTRARIAN PORTFOLIO (WITH
                                                              MAX. SALES CHARGE)|(COMMENCED     MORGAN STANLEY CAPTL. INTL. WORLD
                                                              OPERATIONS NOVEMBER 1, 1994)                    INDEX
                                                            ---------------------------------   ---------------------------------
                                                                         9,500.00                            10,000.00
'94                                                                      9,150.00                             9,654.00
                                                                         9,781.00                            10,066.00
'95                                                                     10,521.00                            11,134.00
                                                                        11,531.00                            11,923.00
'96                                                                     11,581.00                            12,634.00
                                                                        12,811.00                            14,578.00
'97                                                                     12,761.00                            14,528.00
                                                                        12,674.00                            16,648.00
'98                                                                     11,721.00                            17,631.00
                                                                        11,168.00                            19,132.00

Hypothetical illustration based on past performance. Future performance will vary. All returns reflect reinvested dividends. The portfolio's holdings may differ significantly from the securities in the index. The index is unmanaged and therefore does not reflect the cost of portfolio management or trading. It is not open to direct investment.

 TOP 10 STOCKS AS OF JUNE 30, 1999

                                         % of Portfolio
 1.  Sony Corp                                2.05
 2.  Mannesmann AG                            1.74
 3.  Bouygues                                 1.72
 4.  Nippon Broadcasting System               1.57
 5.  Prudential Corp PLC                      1.45
 6.  Smartone Telecommunications              1.43
 7.  Advantest Corp                           1.39
 8.  Cable and Wireless Comms PLC             1.33
 9.  Class Editori SPA                        1.31
10.  Mobilcom AG                              1.28

 TOP 5 COUNTRIES AS OF JUNE 30, 1999

                                         % of Portfolio
 1.  Japan                                   28.11
 2.  United Kingdom                          13.83
 3.  France                                  12.56
 4.  Germany                                  7.72
 5.  Canada                                   6.38

The risk associated with investing on a worldwide basis include differences in regulation of financial data and reporting and currency exchanges as well as economic and political systems which may be different from those in the United States. The prices of small company stocks are generally more volatile than the prices of large company stocks.

   The accompanying notes are an integral part of these financial statements.

ONE FUND, INC.
GLOBAL CONTRARIAN PORTFOLIO

 SCHEDULE OF INVESTMENTS                                           JUNE 30, 1999

                                                     MARKET
 SHARES             FOREIGN COMMON STOCK             VALUE
-------------------------------------------------------------
           JAPAN (28.1%)
     400   Advantest Corp. (12)..................  $   43,936
     500   Aiwa Co. Ltd. (11)....................      16,517
     600   Asatsu Inc. (29)......................      15,857
   1,300   Capcom Co. Ltd. (9)...................      27,539
   1,000   Ebara Corp. (21)......................      11,884
     500   Enix Corp. (9)........................      21,803
   1,100   Fujitec Co. Ltd. (4)..................      10,420
   1,000   Fujitsu Ltd. (9)......................      20,110
   4,000   Furukawa Electric Co. (11)............      18,334
   2,000   Hitachi Ltd. (11).....................      18,747
   2,000   Inax Corp. (4)........................      12,206
     700   Kao Corp. (10)........................      19,656
     100   Keyence Corp. (12)....................      17,492
   1,000   Kyorin Pharmaceutical Co. (24)........      24,859
     600   Matsushita-Kotobuki Electronics
            (12).................................      16,947
     500   Mycal Card Inc. (15)..................      22,711
     700   Namco Ltd. (14).......................      18,788
   2,000   Nec Corp. (12)........................      24,859
   3,000   Nikko Securities Co. Ltd. (15)........      19,350
   1,000   Nikon Corp. (12)......................      16,352
   2,000   Nippon Conlux Co. Ltd. (11)...........      10,753
   1,000   Nippon Broadcasting System (23).......      49,552
   1,000   Olympus Optical Co. Ltd. (12).........      14,775
     300   Paris Miki Inc. (23)..................      16,352
   1,000   Paltek Corp. (34).....................      39,311
     100   Rohm Co Ltd. (12).....................      15,650
   5,000   Sanyo Electric Co. Ltd. (11)..........      20,316
   1,500   Sharp Corp. (12)......................      17,715
     300   Shimamura Co. Ltd. (28)...............      25,395
     700   Shimachu (28).........................      15,493
   1,500   Shinkawa Ltd. (12)....................      32,457
     100   Softbank Corp. (34)...................      20,242
     600   Sony Corp. (12).......................      64,665
     800   Square Co. Ltd. (12)..................      28,806
   2,000   Sumitomo Forestry Co. Ltd. (4)........      15,559
     500   Takeda Chemical Industries (24).......      23,166
   1,000   Taiyo Yuden Co. Ltd. (12).............      16,402
     300   Union Tool (12).......................      22,298
   7,000   *Wako Securities Co. Ltd. (15)........      15,493
                                                   ----------
                                                      862,767
                                                   ----------
           UNITED KINGDOM (13.8%)
   1,500   *Allied Domecq plc (16)...............      14,495
     550   *Arm Holdings plc ADR (29)............      19,181
   1,583   *Baltimore Tech. Zergo Hldgs (9)......      17,967
     500   Barclays (3)..........................      14,574
   1,100   British Telecom plc (8)...............      18,381
   4,349   *Cable & Wireless Communications
            (8)..................................      41,957
     610   *Colt Telecom Group plc (8)...........      12,809
     450   *Eidos plc (9)........................      14,791
  10,800   Electronics Boutique plc (12).........      15,706
   1,217   *Energis plc (8)......................      28,911
   1,900   *Future Network plc (23)..............      12,655
     986   *Icon plc ADR (29)....................      19,350
     775   Logica plc (29).......................       8,124
     686   *National Westminister Bank (3).......      14,534

                                                     MARKET
 SHARES             FOREIGN COMMON STOCK             VALUE
-------------------------------------------------------------
           UNITED KINGDOM, CONTINUED
   3,100   Prudential Corp. plc (20).............  $   45,887
   2,200   *Reuters Group plc (23)...............      28,976
      50   *Sage Group plc (9)...................       1,777
   3,000   Securicor plc (29)....................      26,342
   1,040   *Sema Group plc (29)..................      10,025
   1,400   *Shire Pharmaceuticals Group (24).....      11,642
   1,200   Smithkline Beecham plc (24)...........      15,578
   3,882   *Telewest Communications plc (8)......      17,318
   1,400   *W.H. Smith Group plc (22)............      13,451
                                                   ----------
                                                      424,431
                                                   ----------
           FRANCE (12.6%)
     125   Alcatel (11)..........................      17,582
     205   Bouygues (4)..........................      54,141
   1,375   *Bull Sa (9)..........................      11,817
     150   *Club Mediterrance (14)...............      15,905
     235   Dexia France (3)......................      31,432
      60   Essolor Intl. (24)....................      18,740
  19,600   *Eurotunnel Sa Esa Units (32).........      28,881
     216   *Infogrames Entertainment (14)........      13,911
      60   Labinal (11)..........................      15,877
     150   M-6 Metropole Television (23).........      31,516
     200   Pernod Ricard (16)....................      13,396
     950   *Remy Cointreau (16)..................      18,414
     108   Societe Du Louvre (14)................       7,896
      90   Television Francaise (23).............      20,959
   1,050   Thomson CSF (1).......................      36,462
     600   Vivendi Ex Gen Des Fuax (29)..........      48,565
                                                   ----------
                                                      385,494
                                                   ----------
           GERMANY (7.7%)
     350   Bayer AG (7)..........................      14,553
     190   *Consors Discount Broker (15).........      14,488
      60   *Intershop Communications AG (9)......      14,406
     256   *Kinowelt Medien AG (23)..............      19,125
     367   Mannesmann AG (8).....................      54,835
      50   *Medion AG (34).......................      14,323
     440   Mobilcom AG (8).......................      40,352
     288   Ser Systeme AG (12)...................      16,767
     400   Siemens AG (22).......................      30,831
     500   *Telegate AG (8)......................      17,105
                                                   ----------
                                                      236,785
                                                   ----------
           CANADA (6.4%)
     400   *Celestcia Inc. (12)..................      17,325
     400   Four Seasons Hotels Inc. (19).........      17,495
   4,000   *Intl Forest Producers CL A (17)......      15,237
      92   *JDS Uniphase (8).....................      15,218
     800   Molson Cos. Ltd. CL A (16)............      14,530
   2,400   Nexfor Inc. (17)......................      14,856
     395   Nortel Networks Corp. (11)............      33,855
     400   Teleglobe Inc. (8)....................      11,850
   2,069   *Telesystem Intl. Wireless Inc. (8)...      37,648
     371   *TLC The Laser Center (24)............      17,665
                                                   ----------
                                                      195,679
                                                   ----------

                                                                     (continued)

ONE FUND, INC.
GLOBAL CONTRARIAN PORTFOLIO (CONTINUED)

 SCHEDULE OF INVESTMENTS                                           JUNE 30, 1999

                                                     MARKET
 SHARES             FOREIGN COMMON STOCK             VALUE
-------------------------------------------------------------
           NETHERLANDS (3.4%)
     250   *ASM Lithography ADR (12).............  $   14,844
     439   Benckiser NV B Shares (10)............      23,410
     356   *Equant NV Reg Shares (29)............      33,509
   1,250   TNT Post Group NV (32)................      29,819
      23   United Pan-Europe Com-Sp ADR (8)......       1,271
                                                   ----------
                                                      102,853
                                                   ----------
           HONG KONG (2.3%)
   4,000   *Pacific Century Ins. (20)............       3,238
   4,000   Midland Realty Holdings Ltd. (27).....         577
  12,700   Smartone Telecommunications (8).......      45,178
  16,000   Wheelock & Co. (27)...................      21,962
                                                   ----------
                                                       70,955
                                                   ----------
           AUSTRALIA (2.2%)
   2,400   Aust & NZ Banking Group Ltd. (3)......      17,617
  14,555   *Cable & Wireless Opus (8)............      33,083
   2,689   Publishing Broadcasting (23)..........      17,714
                                                   ----------
                                                       68,414
                                                   ----------
           ITALY (2.2%)
   5,161   Class Editori Spa (23)................      41,216
     700   Luxottica Group Spa Spon ADR (24).....      10,894
     650   Pininfarina Spa (2)...................      14,534
                                                   ----------
                                                       66,644
                                                   ----------
           GREECE (2.2%)
     500   *Bank of Piraeus (3)..................      14,431
     315   Commercial Bank Of Greece (3).........      22,504
       1   EFG Eurobank (3)......................          11
     600   Lambrakis Media Group (23)............      15,195
     800   Teletypos SA (8)......................      14,209
                                                   ----------
                                                       66,350
                                                   ----------
           SWEDEN (2.0%)
   1,735   *Modern Times Group B Shares (23).....      37,703
   8,963   Societe Europeene Comm B (8)..........      24,809
                                                   ----------
                                                       62,512
                                                   ----------
           SINGAPORE & MALAYSIAN (2.0%)
  10,000   Clipsal Inc. Ltd. (12)................      15,500
   4,000   Fraser & Neave Ltd. (16)..............      17,737
  12,500   Kim Eng Holding (15)..................      11,673
   1,000   Singapore Press Holding (23)..........      17,032
                                                   ----------
                                                       61,942
                                                   ----------
           SWITZERLAND (1.9%)
      61   Publicigroupe SA (23).................      33,322
      40   The Swath Group AG-Reg (28)...........       5,707
      35   Zurich Allied AG (20).................      19,884
                                                   ----------
                                                       58,913
                                                   ----------
           BRAZIL (1.7%)
     750   Telesp Cellular Part ADR (8)..........      20,063
   1,100   Tele Norte Leste Participacoes (8)....      20,419
   3,700   Usinas Sider Minas Gerais (25)........      12,557
                                                   ----------
                                                       53,039
                                                   ----------

                                                     MARKET
 SHARES             FOREIGN COMMON STOCK             VALUE
-------------------------------------------------------------
           THAILAND (1.4%)
   2,600   Bec World Public Co. Ltd. (23)........  $   16,056
   4,200   *Hana Microelectronics (12)...........      12,514
   7,800   *Thai Airways Intl Ltd. (32)..........      14,683
                                                   ----------
                                                       43,253
                                                   ----------
           INDONESIA (1.1%)
   7,500   PT Indosat (8)........................      14,453
   9,000   PT Semen Gresik (4)...................      19,708
                                                   ----------
                                                       34,161
                                                   ----------
           LUXEMBOURG (1.1%)
     223   Societe Europeene Satel ADR (23)......      32,343
                                                   ----------
           FINLAND (0.9%)
   2,700   Merita plc (3)........................      15,330
     400   Nokian Renkaat OYJ (2)................      12,365
                                                   ----------
                                                       27,695
                                                   ----------
           MEXICO (0.6%)
     400   *Groupo Televisa SA Spons GDR (23)....      17,925
                                                   ----------
           DENMARK (0.3%)
     100   Falck A/S (29)........................       8,175
                                                   ----------
           IRELAND (0.0%)
      50   *Ryanair Holdings plc SP ADR (32).....       2,650
                                                   ----------
           NORWAY (0.0%)
     163   Schibsted (23)........................       1,833
                                                   ----------
           TOTAL FOREIGN COMMON STOCK (93.9%)
            (COST $2,731,860)....................  $2,884,813
                                                   ----------

                                                     MARKET
 SHARES              U.S. COMMON STOCK               VALUE
-------------------------------------------------------------
           COMMUNICATIONS (1.6%)
     440   *Global Telesystems Group Inc.........  $   35,640
     161   *NTL Inc. Holdings Co.................      13,876
                                                   ----------
           TOTAL U.S. COMMON STOCK (1.6%) (COST
            $39,366).............................  $   49,516
                                                   ----------
           TOTAL COMMON STOCK (95.5%) (COST
            $2,771,226)..........................  $2,934,329
                                                   ----------

                                                     MARKET
 SHARES           FOREIGN PREFERRED STOCK            VALUE
-------------------------------------------------------------
           AUSTRALIA (1.1%)
  22,079   Village Roadshow Ltd. (14)............  $   32,970

           GERMANY (0.7%)
      30   Wella AG (10).........................      21,330
                                                   ----------
           TOTAL FOREIGN PREFERRED STOCK (1.8%)
            (COST $53,970).......................  $   54,300
                                                   ----------

           TOTAL HOLDINGS (97.3%)
           (Cost $2,828,086)(a).                   $2,988,629
                                                   ----------
           CASH & RECEIVABLES, NET OF LIABILITIES
            (2.7%)...............................      80,472
                                                   ----------
           TOTAL NET ASSETS (100.0%).............  $3,069,101
                                                   ==========

                                                                     (continued)

ONE FUND, INC.
GLOBAL CONTRARIAN PORTFOLIO (CONTINUED)

 SCHEDULE OF INVESTMENTS                                           JUNE 30, 1999

---------------

 (a) Also represents cost for Federal income tax purposes.
  * Non-income producing securities.
INDUSTRY CLASSIFICATIONS

 (1) Aerospace
 (2) Automotive
 (3) Banking
 (4) Building/Construction
 (5) Capital Goods
 (6) Cement
 (7) Chemicals
 (8) Communications
 (9) Computer Products
(10) Consumer Products
(11) Electrical Products
(12) Electronics
(13) Energy and Oil
(14) Entertainment & Leisure
(15) Finance
(16) Food & Beverage
(17) Forest & Paper Products
(18) Governmental
(19) Hotels
(20) Insurance
(21) Machinery
(22) Manufacturing
(23) Media & Publishing
(24) Medical & Health Care
(25) Metal & Mining
(26) Packaging
(27) Real Estate
(28) Retailing
(29) Services
(30) Steel
(31) Textile
(32) Transportation
(33) Utilities
(34) Wholesale
(35) Miscellaneous

   The accompanying notes are an integral part of these financial statements.

ONE FUND, INC.
GLOBAL CONTRARIAN PORTFOLIO

 STATEMENT OF ASSETS AND LIABILITIES

                                                                   June 30, 1999

Assets:
  Investments in securities at market value
    (note 1) (Cost $2,825,016)...............  $ 2,988,629
  Unrealized gain on forward currency
    contracts (note 5).......................        7,427
  Receivable for securities sold.............      218,319
  Dividends & accrued interest receivable....       12,476
  Other......................................       25,075
                                               -----------
    Total assets.............................    3,251,926
                                               -----------
Liabilities:
  Accounts payable...........................       72,439
  Payable for securities purchased...........       64,172
  Payable for fund shares redeemed...........       18,480
  Unrealized loss on forward currency
    contracts (note 5).......................       11,286
  Accrued 12b-1 fees (note 6)................        2,003
  Other accrued expenses.....................       14,445
                                               -----------
    Total liabilities........................      182,825
                                               -----------
Net assets at market value...................  $ 3,069,101
                                               ===========
Net assets consist of:
  Par value, $.001 per share.................  $       390
  Paid-in capital in excess of par value.....    3,967,440
  Accumulated undistributed net realized loss
    on investments (note 1)..................   (1,008,433)
  Net unrealized appreciation (depreciation)
    on:
    Investments (note 1).....................      163,613
    Foreign currency related transactions....         (644)
    Forward currency contracts (note 5)......       (3,859)
  Undistributed net investment loss..........      (49,406)
                                               -----------
Net assets at market value...................  $ 3,069,101
                                               ===========
Shares outstanding...........................      389,704
Net asset value per share....................  $      7.88
                                               ===========
Maximum offering price per share
  ($7.88/95%)................................  $      8.29
                                               ===========

 STATEMENT OF OPERATIONS

                                                    For Year Ended June 30, 1999

Investment income:
  Interest....................................  $  35,901
  Dividends
    (net of $4,264 foreign taxes withheld)....     83,137
                                                ---------
    Total investment income...................    119,038
                                                ---------
Expenses:
  Management fees (note 3)....................     34,827
  12b-1 fees (note 6).........................      9,674
  Custodian fees (note 3).....................     48,400
  Directors' fees (note 3)....................        800
  Professional fees...........................      2,926
  Transfer agent & accounting fees............     26,001
  Filing fees.................................      5,750
  Printing, proxy and postage fees............      1,351
  Organizational expense (note 1).............        522
  Other.......................................        120
                                                ---------
    Total expenses............................    130,371
                                                ---------
    Less expenses voluntarily reduced or
      reimbursed (note 3).....................    (47,996)
                                                ---------
    Net expenses..............................     82,375
                                                ---------
    Net investment income.....................  $  36,663
                                                ---------
Realized & unrealized gain (loss) on
  investments & foreign currency:
  Net realized loss from:
    Investments...............................  $(857,799)
    Forward currency related transactions.....    (62,568)
  Net increase (decrease) in unrealized
    appreciation (depreciation) on:
      Investments.............................    372,451
      Foreign currency related transactions...    (32,815)
                                                ---------
      Net loss on investments.................   (580,731)
                                                ---------
      Net decrease in net assets from
         operations...........................  $(544,068)
                                                =========

   The accompanying notes are an integral part of these financial statements.

ONE FUND, INC.
GLOBAL CONTRARIAN PORTFOLIO

 STATEMENT OF CHANGES IN NET ASSETS

                                                                 YEAR ENDED       YEAR ENDED
                                                                JUNE 30, 1999    JUNE 30, 1998
                                                                -------------    -------------
From operations:
  Net investment income.....................................     $    36,663      $    76,677
  Realized gain (loss) on investments and foreign currency
    related transactions....................................        (920,367)         725,189
  Unrealized gain (loss) on investments and foreign currency
    related transactions....................................         339,636         (820,703)
                                                                 -----------      -----------
      Net decrease in assets from operations................        (544,068)         (18,837)
                                                                 -----------      -----------
Dividends and distributions to shareholders:
  Dividends paid from net investment income.................         (26,610)         (70,667)
  Capital gains and foreign currency related transactions
    distributions...........................................        (685,933)        (405,742)
                                                                 -----------      -----------
      Total dividends and distributions.....................        (712,543)        (476,409)
                                                                 -----------      -----------
From capital share transactions (note 4):
  Received from shares sold.................................         158,234          509,252
  Received from dividends reinvested........................         242,528          211,749
  Paid for shares redeemed..................................      (1,137,132)      (1,459,507)
                                                                 -----------      -----------
      Decrease in net assets derived from capital share
       transactions.........................................        (736,370)        (738,506)
                                                                 -----------      -----------
         Decrease in net assets.............................      (1,992,981)      (1,233,752)
                                                                 -----------      -----------
Net Assets:
  Beginning of period.......................................       5,062,082        6,295,834
                                                                 -----------      -----------
  End of period.............................................     $ 3,069,101      $ 5,062,082
                                                                 ===========      ===========
  Includes undistributed net investment income of...........     $         0      $     3,108
                                                                 ===========      ===========

 FINANCIAL HIGHLIGHTS

                                                                        YEARS ENDED JUNE 30,               11-1-94
                                                              ----------------------------------------       TO
                                                               1999        1998       1997       1996      6-30-95
                                                              -------     ------     ------     ------     -------
Per share data:
Net asset value, beginning of period........................  $ 10.76     $11.79     $11.48     $10.01     $10.00
Income (loss) from investment operations:
  Net investment income.....................................     0.09       0.14       0.20       0.16       0.17
  Net realized & unrealized gain (loss) on investment and
    foreign currency transactions...........................    (1.29)     (0.26)      0.99       1.61       0.13
                                                              -------     ------     ------     ------     ------
    Total income (loss) from investment operations..........    (1.20)     (0.12)      1.19       1.77       0.30
                                                              -------     ------     ------     ------     ------
Less distributions:
  Dividends from net investment income......................    (0.06)     (0.13)     (0.21)     (0.16)     (0.17)
  Distributions from net realized capital gains and foreign
    currency transactions...................................    (1.62)     (0.78)     (0.67)     (0.14)     (0.12)
                                                              -------     ------     ------     ------     ------
    Total distributions.....................................    (1.68)     (0.91)     (0.88)     (0.30)     (0.29)
                                                              -------     ------     ------     ------     ------
Net asset value, end of period..............................  $  7.88     $10.76     $11.79     $11.48     $10.01
                                                              =======     ======     ======     ======     ======
Total return................................................   (11.88)%    (1.05)%    11.11%     17.84%      2.99%(b)
Ratios and supplemental data:
Ratios net of fees reimbursed by advisor (c):
  Expenses..................................................     2.15%      2.13%      2.02%      2.14%      2.05%(a)
  Net investment income.....................................     0.96%      1.28%      1.78%      1.49%      2.85%(a)
Ratios assuming no fees reimbursed by advisor:
  Expenses..................................................     3.40%      2.53%      2.21%      2.14%      2.05%(a)
  Net investment income (loss)..............................    (0.30)%     0.88%      1.59%      1.49%      2.85%(a)
Portfolio turnover rate.....................................      254%        25%         6%        26%         8%
Net assets at end of period (millions)......................  $   3.1     $  5.1     $  6.3     $  5.7     $  3.9

---------------

(a) Annualized.

(b) Calculated on an aggregate basis (not annualized).

(c) The advisor has elected to reimburse certain operating expenses of the Global Contrarian portfolio, but it may cease that waiver, in whole or in part, without prior notice.

   The accompanying notes are an integral part of these financial statements.

CORE GROWTH PORTFOLIO

ONE FUND, INC.

 OBJECTIVE

To provide long-term capital growth. Current income is incidental. Normally at least 90% of the assets of this portfolio will be invested in common stocks. Selection of stocks is not limited with regard to whether stocks are exchange-listed or dividend-paying or whether they are issued by companies of any particular size.

 PERFORMANCE AS OF JUNE 30, 1999

AVERAGE ANNUAL TOTAL RETURNS:

                           Without        With max.
                         sales charge    sales charge
One-year                    14.43%           8.72%
Since inception
  (11/1/96)                  7.52%           5.63%

The above returns reflect the maximum sales charge of 5% for this portfolio. All returns represent past performance and neither predict nor guarantee future investment results. Your investment return and principal value will fluctuate so that shares, when redeemed, may be worth more or less than their original cost.

 COMMENTS

The One Fund Core Growth Portfolio returned 10.98% for the 2nd quarter, 1999 and 14.43% for the year ending June 30, 1999. This compares with the Russell Mid Cap Growth Index returns of 10.42% and 20.31% respectively for the same periods. Although this calendar year has been strong for the Fund, the July through December period last year was difficult. The market returns of 1998 were very narrow, led by the largest stocks in each major index and the small capitalization stocks held by your Fund lagged in this environment.

The Fund's most heavily weighted sector, at nearly 40%, is technology. This sector has contributed well over half of the Fund's positive performance and there has been broad strength among the holdings. Semiconductors, telecommunication equipment, Internet services and contract manufacturing companies all participated in this rally due to robust expectations for first and second quarter earnings. The portfolio's representation in software is small due to concerns over Year 2000 demand imbalances. The consumer cyclical sector, which comprises mostly retailers, is the next largest contributor to Fund. No one stock drove the overall performance, but again, strength was broad among holdings.

The U.S. economic outlook continues to be positive by most measures. The GDP report for the first quarter of 1999 surprised everyone when it came in at a healthy 4.5%. At 4.3%, unemployment remains near a 30-year low. Despite the continued tight labor market, wage inflation does not appear to be a significant threat, according to the employment cost index. Productivity remains high. After a scare in May, the CPI number release in June was zero. At its June 30th Open Market Committee meeting, the Federal Reserve raised interest rates one-quarter point and adopted "a directive that included no predilection about near-term policy action".

Although large capitalization stocks have surpassed their smaller brethren for the first three quarters of your fiscal year ending June 30th, the second quarter provided an environment where small stocks beat mid-size stocks which beat large caps. Growth stocks, other than having a tough May, have led the market higher this year across all capitalizations.

The business outlook for technology firms can change quickly. We believe that investment managers need to be able to react quickly to, as well as anticipate, the changing landscape of this sector. At no time is this more likely to be true than in 1999, when Year 2000 issues will cause more opportunities and more disappointments than in a typical year. The Fund will continue to be actively managed and repositioned as the evidence unfolds.

We continue to like the long-term prospects of the all-cap growth companies we own. Superior technologies, services, balance sheets, business models and ability to execute are all characteristics commonly found in top quality growth companies that we believe contribute to sustained, above-average growth rates. Many investors have been anxiously waiting for the rebound in small/mid capitalization stocks. We are encouraged with their recent outperformance and there is much evidence to suggest their relative performance will continue to be strong.

 CHANGE IN VALUE OF $10,000 INVESTMENT

                                                            CORE GROWTH PORTFOLIO (WITH MAX.            RUSSELL 3000 INDEX
                                                           SALES CHARGE)|(COMMENCED OPERATIONS          ------------------
                                                                    NOVEMBER 1, 1995)
                                                           -----------------------------------
                                                                         9,500.00                             10,000.00
'96                                                                      9,390.00                             10,614.00
                                                                         9,360.00                             12,499.00
'97                                                                      8,790.00                             13,978.00
                                                                        10,062.00                             16,076.00
'98                                                                      9,388.00                             17,314.00
                                                                        11,514.00                             19,280.00

Hypothetical illustration based on past performance. Future performance will vary. All returns reflect reinvested dividends. The portfolio's holdings may differ significantly from the securities in the index. The index is unmanaged and therefore does not reflect the cost of portfolio management or trading. It is not open to direct investment.

 TOP 10 STOCKS AS OF JUNE 30, 1999

                                         % of Portfolio
 1.  Xilinx Inc                               3.44
 2.  Outdoor Systems Inc                      2.66
 3.  Cisco Systems Inc.                       2.63
 4.  Premier Parks Inc.                       2.60
 5.  Medquist Inc.                            2.34
 6.  Medimmune Inc                            2.32
 7.  Corning Inc                              2.25
 8.  Veritas Software                         2.24
 9.  MCI Worldcom Inc.                        2.22
10.  Lamar Advertising Co                     2.19

 TOP 5 INDUSTRIES AS OF JUNE 30, 1999

                                         % of Portfolio
 1.  Medical and Related                     12.67
 2.  Retail                                  11.36
 3.  Semiconductors                          10.23
 4.  Computer & Related                       9.83
 5.  Electronic Equipment                     7.83

ONE FUND INC.
CORE GROWTH PORTFOLIO

 SCHEDULE OF INVESTMENTS                                           JUNE 30, 1999

                                                    MARKET
 SHARES                COMMON STOCK                  VALUE
--------------------------------------------------------------
           ADVERTISING (5.0%)
   2,500   *Lamar Advertising Co. .............  $     102,344
   3,400   *Outdoor Systems Inc. ..............        124,100
                                                 -------------
                                                       226,444
                                                 -------------
           AUTOMOTIVE & RELATED (1.0%)
     800   Harley Davidson, Inc. ..............         43,500
                                                 -------------
           BROADCAST RADIO & TV (4.2%)
     900   *Citadel Communications.............         32,569
     800   Mediaone Group Inc. ................         59,500
   1,500   *Univision..........................         99,000
                                                 -------------
                                                       191,069
                                                 -------------
           COMMUNICATIONS (10.7%)
   1,900   *Amdocs Ltd. .......................         43,225
   2,200   *American Tower Corp. ..............         52,800
     700   *Aware Inc. Mass....................         32,288
   1,400   *Ciena Corp. .......................         42,263
     600   E-Tek Dynamics Inc. ................         28,537
   1,064   *Global Crossing....................         45,287
   1,300   *L-3 Communications.................         62,806
   1,200   *MCI Worldcom Inc. .................        103,500
   1,100   *Metromedia Fiber Network-A.........         39,531
   1,100   *Powerwave Technologies Inc. .......         35,475
                                                 -------------
                                                       485,712
                                                 -------------
           COMPUTER & RELATED (9.8%)
   1,800   *EMC Corp. .........................         99,000
   1,300   *I2 Technologies....................         55,900
   1,100   *Macromedia Inc. ...................         38,775
     900   *New Era of Networks Inc. ..........         39,544
     600   *Sun Microsystems Inc. .............         41,325
     800   *Verisign Inc. .....................         69,000
   1,100   *Veritas Software...................        104,431
                                                 -------------
                                                       447,975
                                                 -------------
           ELECTRICAL EQUIPMENT (7.8%)
   2,300   *Celestica Inc. ....................         99,619
   1,300   *Jabil Circuit Inc. ................         58,662
   1,200   *Sandmina Corp. ....................         91,050
   1,200   *Terayne Inc. ......................         86,100
     400   *Waters Corp. ......................         21,250
                                                 -------------
                                                       356,681
                                                 -------------
           ELECTRONICS/SEMICONDUCTORS (10.2%)
     800   *Conexant Systems Inc. .............         46,450
   1,400   *LSI Logic Corp. ...................         64,575
     800   *PMC - Sierra Inc. .................         47,150
     600   *SDL Inc. ..........................         30,637
   1,200   *Transwitch Corp. ..................         56,850
     500   *Uniphase Corp. ....................         83,000
   2,400   *Xilinx Inc. .......................        137,400
                                                 -------------
                                                       466,062
                                                 -------------

                                                    MARKET
 SHARES                COMMON STOCK                  VALUE
--------------------------------------------------------------
           ENTERTAINMENT & LEISURE (5.5%)
   1,400   Carnival Corp. .....................  $      67,900
   2,500   *Cinar Films Inc. ..................         61,250
   3,300   *Premier Parks......................        121,275
                                                 -------------
                                                       250,425
                                                 -------------
           FINANCIAL SERVICES (1.8%)
     400   Goldman Sachs Group Inc. ...........         28,900
     500   Schwab (Charles) Group..............         54,937
                                                 -------------
                                                        83,837
                                                 -------------
           INTERNET PRODUCTS & SERVICES (3.5%)
   1,100   *Infospace.com Inc. ................         51,700
   1,500   *PSINET Inc. .......................         65,625
     600   *Verio Inc. ........................         41,700
                                                 -------------
                                                       159,025
                                                 -------------
           MACHINERY (1.5%)
     900   *Applied Material...................         66,488
                                                 -------------
           MANUFACTURING (3.2%)
   1,500   Corning Inc. .......................        105,188
     700   Danaher Corp. ......................         40,687
                                                 -------------
                                                       145,875
                                                 -------------
           MEDIA & PUBLISHING (2.0%)
   1,351   *Clear Channel Communications.......         93,183
                                                 -------------
           MEDICAL & RELATED (12.7%)
     700   *Express Scripts Inc. CL A..........         42,131
   1,400   Guidant Corp. ......................         72,013
   1,600   *Medimmune Inc. ....................        108,400
   2,500   *Medquist Inc. .....................        109,375
   1,300   *Minimed Inc. ......................        100,019
   1,200   *Quintilies Transnational...........         50,400
   1,200   *Visx Inc. .........................         95,025
                                                 -------------
                                                       577,363
                                                 -------------
           NETWORK PRODUCTS & SERVICES (6.9%)
     800   *Check Point Software...............         42,900
   1,900   *Cisco Systems......................        122,550
     200   *Emulex Corp. ......................         22,237
   2,500   *Newbridge Networks Corp. ..........         71,875
     700   *Network Solutions Inc. CL A........         55,387
                                                 -------------
                                                       314,949
                                                 -------------
           OIL, ENERGY & NATURAL GAS (1.7%)
   2,300   *BJ Services Co. ...................         67,706
     300   *Hanover Compress...................          9,637
                                                 -------------
                                                        77,343
                                                 -------------
           RETAIL (11.4%)
   1,200   *Duane Reade Inc. ..................         36,750
   1,300   Home Depot Inc. ....................         83,769
   1,300   *Kohls Corp. .......................        100,344
   1,500   *Linens 'N Things Inc. .............         65,625
   2,550   *Staples Inc. ......................         78,891
   1,600   Tandy Corp. ........................         78,200
   2,500   *United Rentals Inc. ...............         73,750
                                                 -------------
                                                       517,329
                                                 -------------

                                                                     (continued)

ONE FUND INC.
CORE GROWTH PORTFOLIO (CONTINUED)

 SCHEDULE OF INVESTMENTS                                           JUNE 30, 1999

                                                    MARKET
 SHARES                COMMON STOCK                  VALUE
--------------------------------------------------------------
           TRANSPORTATION (0.8%)
   2,100   *Motivepower Industries Inc. .......  $      37,275
                                                 -------------
           TOTAL COMMON STOCK (99.7%)
            (COST $3,370,018)..................  $   4,540,535
                                                 -------------

 FACE                                              MARKET
AMOUNT           REPURCHASE AGREEMENTS              VALUE
-------------------------------------------------------------
          FINANCIAL (2.0%)
$92,000   Firstar Bank 3.3% due 07/01/1999
           repurchase price $92,008
           collateralized by GNMA certificates
           pool #837 due 02-20-24 (cost
           $92,000)...........................  $      92,000
                                                -------------
          TOTAL REPURCHASE AGREEMENTS (2.0%)
           (COST $92,000).....................  $      92,000
                                                -------------
          TOTAL HOLDINGS (101.7%)
           (COST $3,462,018) (A)..............  $   4,632,535
                                                -------------
          CASH & RECEIVABLES, NET OF
           LIABILITIES (-1.7%)................        (77,255)
                                                -------------
          TOTAL NET ASSETS (100.0%)...........  $   4,555,280
                                                =============

---------------

 * Non income producing security.
(a) Also represents cost for Federal income tax purposes.

   The accompanying notes are an integral part of these financial statements.

ONE FUND, INC.
CORE GROWTH PORTFOLIO

 STATEMENT OF ASSETS AND LIABILITIES

                                                                   June 30, 1999

Assets:
  Investments in securities at market value
    (note 1) (Cost $3,462,018)...............    4,632,535
  Cash in bank...............................          592
  Receivable for securities sold.............       22,649
  Dividends & accrued interest receivable....           99
  Other......................................        1,623
                                               -----------
    Total assets.............................    4,657,498
                                               -----------
Liabilities:
  Payable for securities purchased...........       90,918
  Payable for fund share redeemed............        3,716
  Accrued 12b-1 fees (note 6)................        2,692
  Other accrued expenses.....................        4,892
                                               -----------
    Total liabilities........................      102,218
                                               -----------
Net assets at market value...................  $ 4,555,280
                                               ===========
Net assets consist of:
  Par value, $.001 per share.................  $       376
  Paid-in capital in excess of par value.....    3,419,586
  Accumulated net realized loss on
    investments..............................      (35,199)
  Net unrealized appreciation on
    investments..............................    1,170,517
                                               -----------
Net assets at market value...................  $ 4,555,280
                                               ===========
Shares outstanding...........................      375,578
Net asset value per share....................  $     12.13
                                               ===========
Maximum offering price per share
  ($12.13/95%)...............................  $     12.77
                                               ===========

 STATEMENT OF OPERATIONS

                                                    For Year Ended June 30, 1999

Investment income:
  Interest....................................  $  5,108
  Dividends...................................     2,317
                                                --------
    Total investment income...................     7,425
                                                --------
Expenses:
  Management fees (note 3)....................    40,766
  12b-1 fees (note 6).........................    10,728
  Custodian fees (note 3).....................     4,950
  Directors' fees (note 3)....................       956
  Professional fees...........................     3,328
  Transfer agent & accounting fees............    33,557
  Filing fees.................................     8,839
  Printing, proxy and postage fees............     1,615
  Other.......................................       141
                                                --------
    Total expenses............................   104,880
                                                --------
    Less expenses voluntarily reduced or
      reimbursed (note 3).....................   (19,055)
                                                --------
    Net expenses..............................    85,825
                                                --------
    Net investment loss.......................   (78,400)
                                                --------
Realized & unrealized gain on investments:
  Net realized gain from investments..........   484,943
  Net increase in unrealized appreciation on
    investments...............................   118,174
                                                --------
    Net gain on investments...................   603,117
                                                --------
    Net increase in net assets from
      operations..............................  $524,717
                                                ========

   The accompanying notes are an integral part of these financial statements.

ONE FUND, INC.
CORE GROWTH PORTFOLIO

 STATEMENT OF CHANGES IN NET ASSETS

                                                               YEAR ENDED         YEAR ENDED
                                                              JUNE 30, 1999      JUNE 30, 1998
                                                              -------------      -------------
From operations:
  Net investment loss.......................................   $   (78,400)       $   (89,956)
  Realized gain (loss) on investments.......................       484,943           (365,825)
  Unrealized gain on investments............................       118,174            836,872
                                                               -----------        -----------
      Net increase in assets from operations................       524,717            381,091
                                                               -----------        -----------
From capital share transactions (note 4):
  Received from shares sold.................................       692,176            728,721
  Paid for shares redeemed..................................    (1,983,265)        (1,271,044)
                                                               -----------        -----------
      Decrease in net assets derived from capital share
       transactions.........................................    (1,291,089)          (542,323)
                                                               -----------        -----------
         Decrease in net assets.............................      (766,372)          (161,232)
                                                               -----------        -----------
Net Assets:
  Beginning of period.......................................     5,321,652          5,482,884
                                                               -----------        -----------
  End of period.............................................   $ 4,555,280        $ 5,321,652
                                                               ===========        ===========

 FINANCIAL HIGHLIGHTS

                                                                  YEAR ENDED
                                                                   JUNE 30,             11-1-96
                                                              -------------------          TO
                                                               1999         1998        6-30-97
                                                              ------       ------       --------
Per share data:
Net asset value, beginning of period........................  $10.60       $ 9.86        $10.00
Income (loss) from investment operations:
  Net investment loss.......................................   (0.18)       (0.16)        (0.08)
  Net realized & unrealized gain (loss) on investments......    1.71         0.90         (0.06)
                                                              ------       ------        ------
    Total income (loss) from investment operations..........    1.53         0.74         (0.14)
                                                              ------       ------        ------
Net asset value, end of period..............................  $12.13       $10.60        $ 9.86
                                                              ======       ======        ======
Total return................................................   14.43%        7.51%        (1.40)%(b)
Ratios and supplemental data:
Ratio net of fees waived or reimbursed by advisor (c):
  Expenses..................................................    1.98%        2.06%         1.35%(a)
  Net investment loss.......................................   (1.81)%      (1.65)*       (0.87)*(a)
Ratios assuming no fees waived or reimbursed by advisor:
  Expenses..................................................    2.42%        2.12%         1.40%(a)
  Net investment loss.......................................   (2.25)%      (1.70)%       (0.92)%(a)
Portfolio turnover rate.....................................     148%         116%           80%
Net assets at end of period (millions)......................  $  4.6       $  5.3        $  5.5

---------------

(a) Annualized

(b) Calculated on an aggregate basis (not annualized).

(c) The advisor has elected to reimburse certain operating expenses of the Core Growth Portfolio, but it may cease that waiver, in whole or in part, without prior written notice.

   The accompanying notes are an integral part of these financial statements.

ONE FUND, INC.                                                     June 30, 1999
NOTES TO FINANCIAL STATEMENTS

(1) BASIS OF PRESENTATION AND SIGNIFICANT ACCOUNTING POLICIES

   ONE Fund, Inc. (Fund) is registered under the Investment Company Act of 1940 as amended (the "1940 Act"), as a diversified open-end management investment company. The Fund is a series investment company which consists of nine separate investment portfolios that seek the following investment objectives:

   - Money Market Portfolio -- current income consistent with preservation of capital and liquidity.

   - Tax-Free Income Portfolio -- high current income exempt from federal income taxes.

   - Income Portfolio -- high current income. Preservation of capital is a secondary objective.

   - Income & Growth Portfolio -- moderate income with the potential for increasing income over time. Growth of capital is also a primary objective.

   - Growth Portfolio -- long-term capital growth.

   - Small Cap Portfolio -- maximum capital growth by investing primarily in common stocks of small- and medium-sized companies.

   - International Portfolio -- long-term capital growth by investing primarily in common stocks of foreign companies.

   - Global Contrarian Portfolio -- long-term growth of capital by investing in foreign and domestic securities believed to be under valued or presently out of favor.

   - Core Growth Portfolio -- long-term capital appreciation.

   There are no assurances these objectives will be met.

   The following is a summary of significant accounting policies:

   Investments in the Money Market Portfolio are valued at amortized cost in accordance with Rule 2a-7, which approximates market value. Premiums and discounts are amortized on a straight line basis. For the Money Market, Income, and Tax-Free Income portfolios, all of the undistributed net income is accrued as daily dividends to shareholders of record immediately before each computation of the net asset value of these portfolios. Dividends (representing net investment income) will normally be paid monthly to the shareholders of these three portfolios. Distributions arising from net investment income from the remaining portfolios are declared and paid to shareholders quarterly and are recorded on the ex-dividend date. Accumulated net realized capital gains are distributed to shareholders at least once a year.

   For all but the Money Market portfolio, securities which are traded on U.S. and foreign stock exchanges or in the over-the-counter markets are valued at the last sale price or, if there has been no sale that day, at the last bid reported as of 4:00 p.m. Eastern time on each day the New York Stock Exchange is open for unrestricted trading. Over-the-counter securities are valued at the last bid price at 4:00 p.m. Eastern time. Short-term investments (investments with remaining maturities of 60 days or less) are valued at amortized cost and fixed income securities are valued by using market quotations, or independent pricing services which use prices provided by market makers or estimates of market value obtained from yield data relating to instruments or securities with similar characteristics. All investments and cash quoted in foreign currencies are valued daily in U.S. dollars on the basis of the foreign currency exchange rates prevailing at the time of valuation.

   Foreign currency exchange rates are generally determined prior to 4:00 p.m. Eastern time. Occasionally, events affecting the value of foreign investments and such exchange rates occur between the time at which they are determined and the time of valuation, which in the case of the International and Global Contrarian Portfolios, would not be reflected in the computation of the portfolios' net asset values. If events materially affecting the value of such securities or currency exchange rates occurred during such time period, the securities are valued at their fair value as determined in good faith by or under the direction of the Fund's Board of Directors.

   In connection with purchases and sales of securities denominated in foreign currencies, the Fund may enter into forward foreign currency exchange contracts (forward contracts). A forward contract is a commitment to purchase or sell a foreign currency at a future date, at a negotiated rate. Additionally, the Fund may enter into such contracts to hedge certain other foreign currency denominated investments. These contracts are recorded at market value, and the related realized and unrealized foreign exchange gains and losses are included in the statement of operations. In the event that counterparties fail

ONE FUND, INC.                                                     June 30, 1999
NOTES TO FINANCIAL STATEMENTS (CONTINUED)

   to settle these currency contracts or the related foreign security trades, the Fund could be exposed to foreign currency fluctuations.

   Each portfolio (other than the Money Market Portfolio) may, (a) write call options traded on a registered national securities exchange if such portfolio owns the underlying securities subject to such options, and purchase call options for the purpose of closing out positions it has written, (b) purchase put options on securities owned, and sell such options in order to close its positions in put options, (c) purchase and sell financial futures and options thereon, and (d) purchase and sell financial index options; provided, however, that no option or futures contract shall be purchased or sold if, as a result, more than one-third of the total assets of the portfolio would be hedged by options or futures contracts, and no more than 5% of any portfolio's total assets, at market value, may be used for premiums on open options and initial margin deposits on futures contracts. Options are recorded at market value, and the related realized and unrealized gains and losses are included in the statement of operations. The portfolios making use of options bear the market risk of an unfavorable change in the price of any security underlying the options.

   The Fund may invest in two kinds of financial futures contracts: stock index futures contracts and interest rate futures contracts. Stock index futures contracts are contracts developed by and traded on national commodity exchanges whereby the buyer will, on a specified future date, pay or receive a final cash payment equal to the difference between the actual value of the stock index on the last day of the contract and the value of the stock index established by the contract multiplied by the specific dollar amount set by the exchange. Futures contracts may be based on broad-based stock indexes such as the Standard & Poor's 500 Index or on narrow-based stock indexes. A particular index will be selected according to Ohio National Investments, Inc.'s ("ONI's"), the investment advisor to the Fund, investment strategy for the particular portfolio. The Fund may enter into such contracts to reduce the risk of fluctuation of portfolio securities values or to take advantage of expected market fluctuations.

   Securities transactions are recorded on a trade date basis. Dividend income is recognized on the ex-dividend date (except in the case of the International and Global Contrarian Portfolios in which dividends are recorded as soon after the ex-dividend date as the Fund becomes aware of such dividends), and interest income is accrued daily as earned. Net realized gain or loss on investments and foreign exchange transactions are determined using the first-in, first-out method.

   The books and records of all the portfolios are maintained in U.S. dollars. Foreign currency amounts in the International and Global Contrarian Portfolios are translated into U.S. dollars on the following basis: (1) market value of investments, other assets and liabilities -- at exchange rates prevailing at the end of the period. (2) purchases and sales of investments, income and expenses -- at the rates of exchange prevailing on the respective dates of such transaction.

   Although the net assets and the market value of the portfolios are presented at the foreign exchange rates at the end of the period, the portfolios do not generally isolate the effect of fluctuations in foreign exchange rates from the effect of changes in the market price of the investments. However, the portfolios do isolate the effect of fluctuations in foreign exchange rates when determining the gain or loss upon sale or maturity of foreign-currency denominated debt obligations pursuant to federal income tax regulations.

   Foreign investment and currency transactions may involve certain considerations and risks not typically associated with investing in U.S. companies and the U.S. government. These risks, including re-evaluation of currency and future adverse political and economic developments, could cause investments and their markets to be less liquid and prices more volatile than those of comparable U.S. companies and the U.S. government.

   Each portfolio may acquire repurchase agreements from member banks of the Federal Reserve System which ONI deems creditworthy under guidelines approved by the Board of Directors, subject to the seller's agreement to repurchase such securities at a mutually agreed upon date and price. The repurchase price generally equals the price paid by the portfolio plus interest negotiated on the basis of current short-term rates, which may be more or less than the rate on the underlying portfolio securities. The seller, under a repurchase agreement, is required to maintain as collateral for the repurchase transaction securities in which the portfolio has a perfected security interest with a value not less than 100% of the repurchase price (including accrued interest). Securities subject to repurchase agreements are held by the Fund's custodian or another qualified custodian or in the Federal Reserve/Treasury book-entry system. Repurchase agreements are considered to be loans by the portfolio under the 1940 Act.

ONE FUND, INC.                                                     June 30, 1999
NOTES TO FINANCIAL STATEMENTS (CONTINUED)

   Net investment income (loss) and net realized gains (losses) may differ for financial statement and tax purposes primarily due to wash sales and net operating losses. The character of distributions made during the period from net investment income or net realized gains, if any, may differ from their ultimate characterization for federal income tax purposes. On the statement of assets and liabilities, as a result of permanent book-to-tax differences, the following reclassification was made in the Core Growth Portfolio: accumulated net investment loss has been decreased by $207,185 resulting in a reclassification adjustment to decrease Paid-in capital in excess of par value by $207,185. On the statement of assets and liabilities, as a result of temporary book-to-tax differences, accumulated undistributed net realized loss on investments was decreased by $29,490 and $16,294 resulting in a reclassification adjustment to Paid-in capital in excess of par of $29,409 and $16,294 for the International and Global Contrarian Portfolios, respectively. These reclassifications had no effect on net assets or net asset values per share.

   For federal income tax purposes, the Small Cap, International and Global Contrarian Portfolios had net capital losses of $804,516, $1,442,884, and $857,799 respectively at June 30, 1999. In addition, the Tax-Free Income, Income and Core Growth Portfolios also had capital loss carryovers at June 30, 1999. If not offset by subsequent capital gains, $7,298 and $35,681 will expire June 30, 2004 in the Tax-Free Income and Income Portfolios, respectively, $4,042 will expire June 30, 2005 in the Tax-Free Portfolio, $100,005 and $35,199 will expire June 30, 2006 in the Tax-Free Income and Core Growth Portfolios, respectively, $804,516, $1,442,884 and $857,799 will expire June 30, 2007 in the Small Cap, International, and Global Contrarian Portfolios, respectively. The Board of Directors does not intend to authorize a distribution of any net realized gain for the portfolios until the capital loss carryovers have been offset or expire.

   It is the policy of the Fund to distribute to its shareholders substantially all of its taxable income, thus gaining relief from federal income taxes under provisions of current tax regulations applicable to investment companies of this type. Accordingly, no provision for federal income taxes has been made.

   Expenses directly attributable to a portfolio are charged to that portfolio. Expenses not directly attributable to a portfolio are allocated on the basis of relative net assets.

   The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates.

   The gross unrealized appreciation and depreciation on investments in each portfolio as of June 30, 1999 were as follows:

                                                                         PORTFOLIO
                              -----------------------------------------------------------------------------------------------
                              TAX-FREE              INCOME &                 SMALL                       GLOBAL       CORE
                               INCOME     INCOME     GROWTH      GROWTH       CAP      INTERNATIONAL   CONTRARIAN    GROWTH
                              --------   --------   ---------   ---------   --------   -------------   ----------   ---------
Gross unrealized:
  Appreciation..............  584,400     109,054   4,171,173   4,488,284    666,546      574,880        270,993    1,222,426
  Depreciation..............  (25,318)   (108,661)   (198,511)   (257,104)  (153,045)    (268,734)      (107,380)     (51,908)
Net unrealized:
  Appreciation..............  559,082         393   3,972,662   4,231,180    513,500      306,146        163,613    1,170,517
  Depreciation..............        0           0           0           0          0            0              0            0

   The Money Market, Income, Income & Growth, and Growth Portfolios were organized on May 12, 1992 with the commencement of operations on August 18, 1992. The International Portfolio was organized on March 18, 1993 with commencement of operations on April 30, 1993. The Small Cap, Tax-Free Income and Global Contrarian Portfolios were organized on September 15, 1994 with the commencement of operations on November 1, 1994. The Core Growth Portfolio was organized on August 22, 1996 with the commencement of operations on November 1, 1996. Organizational expenses of approximately $68,000 were incurred with the start up of the original four portfolios, $11,590 with the start up of the International Portfolio and $7,813 with the Small Cap, Tax-Free, and Global Contrarian Portfolios. Such expenses will be charged against operations on a straight line basis over a period of 60 months from the commencement of operations of the respective portfolios. The Fund's sponsoring entity, Ohio National Life Insurance Company (ONLIC), has agreed that it shall continue to hold the initial shares purchased by it for at least as long as unamortized deferred organizational expenses continue to be carried as an asset of the Fund. The initial shares purchased were 25,000 shares of the Money Market Portfolio, 2,500 shares each of the Income, Income & Growth, and Growth Portfolios and 100 shares each of the International, Small Cap, Tax-Free Income, Global Contrarian and Core

ONE FUND, INC.                                                     June 30, 1999
NOTES TO FINANCIAL STATEMENTS (CONTINUED)

   Growth Portfolios. ONLIC and its affiliates have also purchased additional shares of each portfolio and as of June 30, 1999 the additional shares owned were as follows: 8,875,316 shares of the Money Market Portfolio, 553,940 shares of the Tax-Free Income Portfolio, 508,244 shares of the Income Portfolio, 345,432 shares of the Income & Growth Portfolio, 265,163 shares of the Growth Portfolio, 217,056 shares of the Small Cap Portfolio, 273,068 shares of the Global Contrarian Portfolio, and 258,377 shares of the Core Growth Portfolio.

(2) INVESTMENT TRANSACTIONS

   Purchases and sales of investment securities (excluding short-term securities) from July 1, 1998 to June 30, 1999 were as follows:

                                                                        PORTFOLIO
                             -----------------------------------------------------------------------------------------------
                             TAX-FREE             INCOME &                  SMALL                       GLOBAL       CORE
                              INCOME    INCOME     GROWTH      GROWTH        CAP      INTERNATIONAL   CONTRARIAN    GROWTH
                             --------   -------   ---------   ---------   ---------   -------------   ----------   ---------
Stocks & Bonds:
  Purchases................  489,412    250,000   6,292,070   5,752,819   1,848,218    21,225,783      9,120,563   6,229,699
  Sales....................       --    304,242   8,150,841   8,772,679   3,265,044    29,690,582     11,703,676   7,517,755
U.S. Govt. Obligations:
  Purchases................       --         --          --          --          --            --             --          --
  Sales....................       --    104,173          --          --          --            --             --          --

(3) INVESTMENT ADVISORY AGREEMENT, SUB-ADVISORY AGREEMENTS AND TRANSACTIONS WITH AFFILIATED PERSONS

   The Fund has an investment advisory agreement with Ohio National Investments, Inc. ("ONI"), a wholly owned subsidiary of ONLIC, under the terms of which ONI provides portfolio management and investment advice to the Fund and administers its other affairs, subject to the supervision of the Fund's Board of Directors. Prior to May 1, 1996, O.N. Investment Management Company served as the Fund's investment advisor. As compensation for its services, the Fund pays ONI a fee based on the average daily net asset value of each portfolio's assets.

   For assets held in the Money Market, Tax-Free Income, Income, Income & Growth, Growth, and Small Cap Portfolios, the fees are as follows:

                                                                                 PORTFOLIO
                                                           ------------------------------------------------------
                                                           MONEY    TAX-FREE            INCOME &            SMALL
                                                           MARKET    INCOME    INCOME    GROWTH    GROWTH    CAP
                                                           ------   --------   ------   --------   ------   -----
First $100 mil...........................................   0.30%     0.60%     0.50%     0.50%     0.50%   0.65%
Next $150 mil............................................   0.25%     0.50%     0.40%     0.40%     0.40%   0.55%
Over $250 mil............................................   0.20%     0.40%     0.30%     0.30%     0.30%   0.45%

   For the International and Global Contrarian Portfolios, ONI is paid a fee at an annual rate of 0.90% of each Portfolios' average daily net asset values. After January 1,1999, the advisor began waiving any fees in excess of 0.85% in the International Portfolio. ONI pays Federated Investment Counseling ("FIC") fees at an annual rate of (i) 0.40% of the first $200 million and 0.35% of average net assets in excess of $200 million of International Portfolio and (ii) 0.75% of the first $100 million and 0.65% of the average daily net assets in excess of $100 million of the Global Contrarian Portfolio pursuant to a sub-advisory agreement between ONI and FIC dated January 1, 1999. For the Core Growth Portfolio, ONI is paid a fee at an annual rate of 0.95% of the portfolio's average daily net asset value. ONI then pays Pilgrim Baxter & Associates (PBA) a fee at an annual rate of 0.65% of the average daily net asset value of the first $50 million of Portfolio assets, 0.60% of the next $100 million and 0.50% of portfolio assets in excess of $150 million for directing the investment and reinvestment of the portfolio's assets pursuant to a sub-advisory agreement between ONI and PBA dated November 1, 1996.

   ONI is presently waiving management fees equal to 0.15% of average net assets for certain portfolios. Management fees waived by ONI for the year ended June 30, 1999 were $25,149, $10,766, $9,973, $20,784, $17,042 and $6,482 for the
   Money Market, Tax-Free Income, Income, Income & Growth, Growth and Small Cap Portfolios, respectively. Under the agreement between the Fund and ONI, ONI has agreed to reimburse the portfolios for expenses, other than advisory fees, 12b-1 fees,

ONE FUND, INC.                                                     June 30, 1999
NOTES TO FINANCIAL STATEMENTS (CONTINUED)

   taxes and interest, in excess of 1% of their average daily net assets. For the year ended June 30, 1999, the reimbursement was $7,778, $19,055, $43,677, and $47,996 for the Small Cap, Core Growth, International, and Global Contrarian Portfolios respectively.

   Each director who is not an officer of the Fund or an employee of ONI or its corporate affiliates is paid a quarterly retainer fee of $850 plus $200 for each meeting attended.

   The Fund's transfer agent and dividend paying agent is American Data Services, Inc., The Hauppauge Corporate Center, 150 Motor Parkway, Suite 109, Hauppauge, New York. The Fund's custodian for those portfolios other than the International and Global Contrarian Portfolios is Star Bank, N.A., 425 Walnut Street, Cincinnati, Ohio. The custodian for the International and Global Contrarian Portfolios is Investors Fiduciary Trust Company, 801 Pennsylvania, Kansas City, Missouri. For assets held outside the United States, Star Bank and Investors Fiduciary Trust Company enter into subcustodial agreements, subject to approval by the Board of Directors.

   Certain directors and officers of the Fund are also directors and officers of ONI and ONLIC.

(4) CAPITAL SHARE TRANSACTIONS

   Capital share transactions for the years ended June 30, 1999 and 1998 were as follows:

                                                            MONEY MARKET             TAX-FREE INCOME               INCOME
                                                       -----------------------   -----------------------   -----------------------
                                                       YEAR ENDED   YEAR ENDED   YEAR ENDED   YEAR ENDED   YEAR ENDED   YEAR ENDED
                                                        6-30-99      6-30-98      6-30-99      6-30-98      6-30-99      6-30-98
                                                       ----------   ----------   ----------   ----------   ----------   ----------
Capital shares issued on sales.......................  21,575,304   21,996,755     26,786       40,258       32,840       76,483
Capital shares issued on reinvested dividends........     485,752      455,744      3,288        2,820        6,655        7,995
Capital shares redeemed..............................  21,656,382   20,456,024     35,646       20,443       75,391       70,795

                                                           INCOME & GROWTH               GROWTH                   SMALL CAP
                                                       -----------------------   -----------------------   -----------------------
                                                       YEAR ENDED   YEAR ENDED   YEAR ENDED   YEAR ENDED   YEAR ENDED   YEAR ENDED
                                                        6-30-99      6-30-98      6-30-99      6-30-98      6-30-99      6-30-98
                                                       ----------   ----------   ----------   ----------   ----------   ----------
Capital shares issued on sales.......................     118,333      216,315     84,824      106,470       41,741       90,612
Capital shares issued on reinvested dividends........      38,380       39,848     37,590       35,559       12,745       21,133
Capital shares redeemed..............................     312,346      123,916    246,309      138,800      135,052       65,628

                                                            INTERNATIONAL           GLOBAL CONTRARIAN            CORE GROWTH
                                                       -----------------------   -----------------------   -----------------------
                                                       YEAR ENDED   YEAR ENDED   YEAR ENDED   YEAR ENDED   YEAR ENDED   YEAR ENDED
                                                        6-30-99      6-30-98      6-30-99      6-30-98      6-30-99      6-30-98
                                                       ----------   ----------   ----------   ----------   ----------   ----------
Capital shares issued on sales.......................      47,020      202,687     17,121       43,691       78,273       74,120
Capital shares issued on reinvested dividends........      23,927      178,279     29,126       19,016            0            0
Capital shares redeemed..............................     561,187      504,238    127,028      126,384      204,796      127,889

   Sales charges imposed on capital shares sold by Ohio National Equities, Inc.
   (ONEQ), the Fund's principal underwriter, a wholly-owned subsidiary of ONLIC, for the year ended June 30, 1999 were approximately $6,016, $5,203, $36,716, $33,354, $9,750, $13,487, $3,864 and $11,103 for the Tax-Free Income, Income,
   Income & Growth, Growth, Small Cap, International, Global Contrarian and Core Growth Portfolios, respectively.

   The Fund is authorized to issue 10 billion of its capital shares. The Money Market Portfolio has been allocated 200 million shares and the other eight portfolios have been allocated 100 million shares each. The remaining shares have not been allocated.

(5) COMMITMENTS

   The International and Global Contrarian Portfolios enter into foreign currency exchange contracts as a way of managing foreign exchange rate risk. The Fund may enter into these contracts for the purchase or sale of a specific foreign currency at a fixed price on a future date as a hedge against either specific transactions or portfolio positions. The objective of the Fund's

ONE FUND, INC.                                                     June 30, 1999
NOTES TO FINANCIAL STATEMENTS (CONTINUED)

   foreign currency hedging transactions is to reduce the risk that the U.S. dollar value of the Fund's securities denominated in foreign currency will decline in value due to changes in foreign currency exchange rates.

   As of June 30, 1999, the International and Global Contrarian Portfolios had entered into forward currency contracts, as set forth below summarized by currency:

                            INTERNATIONAL PORTFOLIO

  SETTLEMENT     CURRENCY TO BE DELIVERED       U.S. $       CURRENCY TO BE RECEIVED       U.S. $          UNREALIZED
    DATES      ----------------------------    VALUE AT    ---------------------------    VALUE AT    --------------------
   THROUGH        AMOUNT          TYPE         06/30/99      AMOUNT          TYPE         06/30/99      GAIN       LOSS
  ----------   ------------   -------------   ----------   -----------   -------------   ----------   --------   ---------
  07/15/99          360,000   Australian $       237,618       225,475    U.S. Dollar       225,475         --   $ (12,143)
  07/15/99          228,780    U.S. Dollar       228,780       360,000   Australian $       237,618   $  8,838          --
  07/22/99          296,000    Swiss Franc       190,654       222,556    U.S. Dollar       222,556     31,902          --
  07/22/99          218,289    U.S. Dollar       218,289       296,000    Swiss Franc       190,654         --     (27,635)
  07/01/99        5,646,000   French Franc       886,934     1,023,198    U.S. Dollar     1,023,197    136,263
  07/01/99        1,005,530    U.S. Dollar     1,005,530     5,646,000   French Franc       886,934         --    (118,596)
  07/29/99      124,916,000   Japanese Yen     1,035,144     1,099,613    U.S. Dollar     1,099,613     64,469          --
  07/29/99        1,125,369    U.S. Dollar     1,125,369   124,916,000   Japanese Yen     1,035,144         --     (90,225)
  10/05/01          388,000   New Zealand $      205,077       186,046    U.S. Dollar       186,046         --     (19,031)
  10/05/01          206,455    U.S. Dollar       206,455       388,000   New Zealand $      205,078         --      (1,377)
                                              ----------                                 ----------   --------   ---------
                                              $5,339,850                                 $5,312,315   $241,472   $(269,007)
                                              ==========                                 ==========   ========   =========

                          GLOBAL CONTRARIAN PORTFOLIO

  SETTLEMENT     CURRENCY TO BE DELIVERED       U.S. $       CURRENCY TO BE RECEIVED       U.S. $          UNREALIZED
    DATES      ----------------------------    VALUE AT    ---------------------------    VALUE AT    --------------------
   THROUGH        AMOUNT          TYPE         06/30/99      AMOUNT          TYPE         06/30/99      GAIN       LOSS
  ----------   ------------   -------------   ----------   -----------   -------------   ----------   --------   ---------
  07/29/99        3,684,000   Japanese Yen        30,528        32,430    U.S. Dollar        32,430   $  1,902          --
  07/29/99           33,189    U.S. Dollar        33,189     3,684,000   Japanese Yen        30,528         --   $  (2,661)
  11/13/99       11,720,000   Japanese Yen       104,285       109,810    U.S. Dollar       109,810      5,525          --
  11/13/99          112,909    U.S. Dollar       112,909    11,720,000   Japanese Yen       104,284         --      (8,625)
                                              ----------                                 ----------   --------   ---------
                                              $  280,911                                 $  277,052   $  7,427   $ (11,286)
                                              ==========                                 ==========   ========   =========

(6) DISTRIBUTION PLAN

   The Fund has a distribution agreement (12b-1 Plan) with ONEQ under the terms of which the Fund pays a fee for shareholder service and sales of Fund shares based on the average daily net assets of the portfolio. For those assets not in the Money Market Portfolio, the fee is at an annual rate of 0.25% of average net assets and can increase to 0.30% for sales representatives who service $5 million or more of Fund shares. The fee for the Money Market Portfolio is 0.15% of average net assets and can increase to a maximum of 0.17% for the aforementioned servicing level.

                          INDEPENDENT AUDITORS' REPORT

The Shareholders and Board of Directors of
ONE Fund, Inc.:

We have audited the accompanying statements of assets and liabilities of ONE Fund, Inc. (comprised of Money Market, Tax-Free Income, Income, Income & Growth, Growth, Small Cap, International, Global Contrarian and Core Growth Portfolios, collectively the Portfolios) including the schedules of investments, as of June 30, 1999, and the related statements of operations, statements of changes in net assets and the financial highlights for each of the periods indicated herein. These financial statements and the financial highlights are the responsibility of the Portfolios' management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audits to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included verification of securities owned as of June 30, 1999, by confirmation with the custodian and brokers and other appropriate audit procedures. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of each of the aforementioned portfolios comprising the ONE Fund, Inc. at June 30, 1999, and the results of their operations, the changes in their net assets and the financial highlights for each of the periods indicated herein, in conformity with generally accepted accounting principles.

KPMG LLP

Columbus, Ohio
July 30, 1999

                                 ONE FUND, INC.

                                    FORM N-1A

                                     PART C

                                OTHER INFORMATION

FINANCIAL STATEMENTS AND EXHIBITS

The following audited financial statements are included in Part B of this registration statement:

    Statements of Assets and Liabilities as of June 30, 1999

    Statements of Operations for the year ended June 30, 1999

    Statements of Changes in Net Assets for the Year Ended June 30, 1999

    Schedule of Investments at June 30, 1999 - - Money Market Portfolio

    Schedule of Investments at June 30, 1999 - - Income Portfolio

    Schedule of Investments at June 30, 1999 - - Income & Growth Portfolio

    Schedule of Investments at June 30, 1999 - - Growth Portfolio

    Schedule of Investments at June 30, 1999 - - Small Cap Portfolio

    Schedule of Investments at June 30, 1999 - - International Portfolio

    Schedule of Investments at June 30, 1999 - - Core Growth Portfolio


    Notes to Financial Statements as of June 30, 1999

    Independent Auditors' Report of KPMG LLP dated July 24, 1999


The following audited financial information is included in Part A of this registration statement:

    Financial Highlights (for the years ended June 30, 1999)

Written consents of the following persons:

    Ronald L. Benedict, Esq. as Legal Counsel to the Registrant

    Jones & Blouch L.L.P. as Legal Counsel to the Registrant

    KPMG LLP as Independent Certified Public Accountants for the Registrant

Exhibits:

All other relevant exhibits, which have previously been filed with the Commission and are incorporated herein by reference, are as follows:


(a) Articles of Incorporation of the Registrant as filed in the Maryland State Department of Assessments and Taxation on April 24, 1992, were filed as Exhibit (1) of the Registrant's Form N-1A on May 18, 1992.

(a)(1) Articles of Amendment of the Registrant as filed in the Maryland State Department of Assessments and Taxation on July 28, 1992, were filed as Exhibit (1)(b) under Pre-effective Amendment No. 2 to the Registrant's Form N-1A on July 27, 1992.

(a)(2) Articles Supplementary of the Registrant as filed in the Maryland State Department of Assessments and Taxation on December 30, 1992 were filed as Exhibit (1)(c) of the Registrant's Form N-1A, Post-effective Amendment No. 1, on February 16, 1993.

(a)(3) Articles Supplementary of the Registrant as filed in the Maryland State Department of Assessments and Taxation on September 29, 1994, were filed as Exhibit (1)(d) of the Registrant's Form N-1A, Post-effective Amendment no. 6, on May 4, 1995.
(a)(4) Articles Supplementary of the Registrant as filed in the Maryland State Department of Assessments and Taxation on September 16,
          1996 were filed as Exhibit (1)(e) of the Registrant's Form N-1A, Post-effective Amendment no. 9 on November 12, 1996.

(b) By-laws of the Registrant as amended by the Board of Directors on December 10, 1992 were filed as Exhibit (2) of the Registrant's Form N-1A, Post-effective Amendment No. 1, on February 16, 1993.

(c) Specimen copies of certificated securities of the Money Market, Income, Income & Growth and Growth Portfolios were filed as Exhibit
          (4) of the Registrant's Form N-1A on May 18, 1992.

(c)(1) Specimen copy of certificated securities of the International Portfolio were filed as Exhibit (4)(a) of the Registrant's Form N-1A, Post-effective Amendment No. 2, on February 26, 1993.

(c)(2) Specimen copies of certificated securities of the Tax-Free Income, Small Cap and Global Contrarian Portfolios were filed as Exhibit
          (4)(b) of the Registrant's Form N-1A, Post-effective Amendment No. 5 on September 1, 1994.

(c)(3) Specimen copy of certificated securities of the Core Growth Portfolio was filed as Exhibit (4)(c) of the Registrant's Form N-1A, Post-effective Amendment no. 9 on November 12, 1996.


(d) Investment Advisory Agreement between the Registrant and Ohio National Investments, Inc., dated May 1, 1996, was filed as Exhibit (5) of the Registrant's Form N-1A, Post-effective Amendment No. 8 on August 21, 1996.

(d)(1) Sub-Advisory Agreement (for the International and Global Contrarian Portfolios) between Ohio National National Investments, Inc. and Societe Generale Asset Management Corp., dated May 1, 1996, was filed as Exhibit (5)(a) of the Registrant's Form N-1A, Post-effective Amendment No. 8 on August 21, 1996.

(d)(2) Sub-Advisory Agreement (for the Core Growth Portfolio) between Ohio National Investments, Inc. and Pilgrim Baxter & Associates, Ltd., dated November 1, 1996, was filed as Exhibit (5)(b) of the Registrant's Form N-1A, Post-effective Amendment no. 9 on
          November 12, 1996.

(d)(3)(1) Schedule A, amended October 31, 1996, to the Investment Advisory Agreement between the Registrant and Ohio National Investments, Inc., dated May 1, 1996, was filed as Exhibit (5)(b)(1) of the Registrant's form N-1A, Post-effective Amendment no. 9 on November 12, 1996.

(e) Principal Underwriting Agreement between the Registrant and Ohio National Equities, Inc. was filed as Exhibit (6) of the Registrant's Form N-1A, Post-effective Amendment No. 10, on April 30, 1997.

(g) Custodian Agreement dated May 12, 1992, between the Registrant and The Provident Bank was filed as Exhibit (8) of the Registrant's Form N-1A on May 18, 1992.

(g)(1) Custody Agreement (for the International Portfolio) between the Registrant and Investors Fiduciary Trust Company was filed as Exhibit
          (8)(a) of the Registrant's Form N-1A, Post-effective Amendment No. 3 on April 29, 1993.

(h)(1) Agency Agreement dated May 12, 1992, between the Registrant and The Provident Bank was filed as Exhibit (9)(a) of the Registrant's Form N-1A on May 18, 1992.

(h)(2) Repurchase Transactions, Terms and Conditions (master agreement) dated May 12, 1992, between the Registrant and The Provident Bank was filed as Exhibit (9)(b) of the Registrant's Form N-1A on May 18, 1992.


(h)(3) Service Agreement among the Registrant, Ohio National Investments, Inc. and The Ohio National Life Insurance Company, dated May 1, 1996, was filed as Exhibit (9)(c) of the Registrant's Form N-1A, Post-effective Amendment No. 8, on August 21, 1996.

(h)(4) Joint Insured Agreement among the Registrant, Ohio National Fund, Inc. and Ohio National Investments, Inc., dated May 1, 1996, was filed as Exhibit (9)(d) of the Registrant's Form N-1A, Post-effective Amendment No. 8, on August 21, 1996..


(h)(5) Engagement Letter of KPMG Peat Marwick as independent auditors for the Registrant was filed as Exhibit (9)(e) of the Registrant's Form N-1A on May 18, 1992.

(h)(6) Services Agreement (for the International Portfolio) between the Registrant and Interactive Data Corporation was filed as Exhibit
          (9)(f) of the Registrant's Form N-1A, Post-effective Amendment No. 4, on September 2, 1993.

(i)       Opinion and Consent of Ronald L. Benedict, Esq. was filed as Exhibit
          (10) of the Registrant's Form N-1A on May 18, 1992.

(i)(1) Opinion and Consent of Ronald L. Benedict, Esq., as to the shares of the Registrant's International Portfolio, was filed as Exhibit (10)(a) of the Registrant's Form N-1A, Post-effective Amendment No. 2, on February 26, 1993.

(i)(2) Opinion and consent of Ronald L. Benedict, Esq., as to the shares of the Registrant's Tax-Free Income, Small Cap and Global Contrarian Portfolios, was filed as Exhibit (10)(b) of the Registrant's Form N-1A, Post-effective Amendment no. 6, on May 4, 1995.

(i)(3) Opinion and consent of Ronald L. Benedict, Esq., as to the shares of the Registrant's Core Growth Portfolio was filed as Exhibit (10)(c) of the Registrant's Form N-1A, Post-effective Amendment No. 8, on August 21, 1996.

(l) Investment Letter, dated May 12, 1992, for initial subscription of capital stock of the Registrant was filed as Exhibit (13) of the Registrant's Form N-1A on May 18, 1992.

(l)(1) Supplement to Investment Letter, dated July 27, 1992, regarding initial subscription of capital stock of the Registrant was filed as Exhibit (13)(b) under Pre-effective Amendment No. 3 to the Registrant's Form N-1A on August 14, 1992.

(l)(2) Investment Letter for the initial subscription of capital stock of the Registrant's International Portfolio was filed as Exhibit (13)(c) of the Registrant's Form N-1A, Post-effective Amendment No. 3 on April 29, 1993.

(l)(3) Investment letter for the initial subscription of capital stock of the Registrant's Tax-Free Income, Small Cap and Global Contrarian Portfolios was filed as Exhibit (13)(d) of the Registrant's Form N-1A, Post-effective Amendment no. 6, on May 4, 1995.

(l)(4) Investment letter for the initial subscription of capital stock of the Registrant's Core Growth Portfolio was filed as Exhibit (13)(e) of the Registrant's Form N-1A, Post-effective Amendment no. 9 on November 12, 1996.

(m) 12b-1 Distribution Plan of Ohio National Equity Fund, Inc. adopted May 12, 1992, was filed as Exhibit (15) of the Registrant's Form N-1A on May 18, 1992.



PERSONS CONTROLLED BY OR UNDER COMMON CONTROL WITH REGISTRANT


The Registrant is an affiliate of The Ohio National Life Insurance Company ("ONLI"). The diagram on page 4A shows all persons under common control with the Registrant. During 1998, ONLI reorganized to become a stock life insurer owned by an intermediary corporation, Ohio National Financial Services, Inc., which is in turn owned by a mutual holding company, Ohio National Mutual Holdings, Inc. ONLI owns 100% of the voting securities of each of its subsidiaries. As of August 12, 1998 ONLI also owned 91.6% of the voting securities of Ohio National Fund, Inc. ("ONF") which are held of record in the variable annuity separate accounts of ONLI. The remaining 8.4% of the voting securities of ONF are held of record by ONLI's wholly-owned subsidiary, Ohio National Life Assurance Corporation ("ONLAC") in the latter's variable life insurance separate account. ONLI owns 100% of the voting securities of the Registrant's investment adviser, Ohio National Investments, Inc. (the "Adviser") and 100% of the voting securities of the Registrant's principal underwriter, Ohio National Equities, Inc. ("ONEQ"). ONLI presently owns 49.7% of the voting securities of the Registrant.


NUMBER OF HOLDERS OF SECURITIES

As of May 31, 1999, the securities of the Registrant were held as follows:

         Title of Class                              Number of Record Holders
         --------------                              ------------------------
         Money Market Portfolio                               841
         Income Portfolio                                     188
         Income & Growth Portfolio                          1,028
         Growth Portfolio                                   1,294
         Core Growth Portfolio                                378
         Small Cap Portfolio                                  638
         International Portfolio                            1,390

                      OHIO NATIONAL MUTUAL HOLDINGS, INC.
     A MUTUAL INSURANCE HOLDING COMPANY INCORPORATED UNDER THE LAWS OF OHIO

                            ------------------------

                     OHIO NATIONAL FINANCIAL SERVICES, INC.
 AN INTERMEDIATE INSURANCE HOLDING COMPANY INCORPORATED UNDER THE LAWS OF OHIO


--------------------------------------------------------------------------------
             THE OHIO NATIONAL LIFE INSURANCE COMPANY/CINCINNATI
      A STOCK LIFE INSURANCE COMPANY INCORPORATED UNDER THE LAWS OF OHIO
--------------------------------------------------------------------------------

-------------------------------       -----------------------------
ENTERPRISE PARK, INC.                 OHIO NATIONAL EQUITIES INC.

A GEORGIA CORPORATION                 A BROKER/DEALER
REAL ESTATE DEVELOPMENT COMPANY       CAPITALIZED BY ONLI @ $30,000
CAPITALIZED BY ONLI $50,000

-------------------------------       --------------------------------
Pres. & Dir.        M. Stohler        Chm. & Dir.         D. O'Maley

V.P. & Dir.         J. Brom           Pres. & Dir.        J. Palmer

Secy. & Dir.        J. Fischer        VP & Dir.           T. Backus

Treas. & Dir.       D. Taney          VP & Dir.           J. Miller

                                      Sr. VP              T. Barefield

                                      Secretary & Dir.    R. Benedict

                                      VP, Treasurer &
                                      Compliance Officer  B. Turner

                                      Asst. Secy.         M. Haverkamp

-------------------------------       --------------------------------

-------------------------------------------------------------------------------------------------------------------
                                  THE OHIO NATIONAL LIFE INSURANCE COMPANY/CINCINNATI
                        A STOCK LIFE INSURANCE COMPANY INCORPORATED UNDER THE LAWS OF OHIO
-------------------------------------------------------------------------------------------------------------------

                                                   S E P A R A T E  A C C O U N T S
                                                   --------------------------------
                                                          A  B  C  D  E  F
                                                   --------------------------------
-------------------------------    ------------------------------            -------------------------------------
OHIO NATIONAL INVESTMENTS, INC.    THE O.N. EQUITY SALES COMPANY             OHIO NATIONAL LIFE
                                                                             ASSURANCE CORPORATION
AN INVESTMENT ADVISER              AN OHIO CORPORATION                       AN OHIO CORPORATION
CAPITALIZED BY ONLI @ $10,000      A BROKER/DEALER                           A STOCK LIFE INSURANCE COMPANY
                                   CAPITALIZED BY ONLI @ $790,000            CAPITALIZED BY ONLI @ $32,000,000
                                                                             INCORPORATED UNDER THE LAWS OF OHIO
-------------------------------    ------------------------------            ------------------------------------
                                   Chm. & Dir.         D. O'Maley            Chm./Pres/.CEO & Dir.  D. O'Maley
Pres. & Dir.        J. Brom                                                  Sr. VP & Dir.          R. Dolan
                                   Pres. & Dir.        J. Palmer             Sr. VP & Dir.          J. Palmer
VP & Dir.           M. Boedeker                                              Sr. VP & Dir.          S. Summers
                                   V.P. & Dir.         M. Haverkamp          Sr. VP & Dir.          J. Brom
VP & Dir.           M. Stohler                                               Sr. VP                 T. Barefield
                                   Secy. & Dir.        R. Benedict           Sr. VP                 A. Bowen
VP & Dir.           S. Williams                                              Sr. Vice Pres.         D. Cook
                                   Chief Ops. Officer  B. Turner             Sr. Vice Pres.         G. Smith
Treasurer           D. Taney                                                 Vice Pres. & Treas.    R. Broadwell
                                                                             Vice President         M. Boedeker
Secretary           R. Benedict                                              Vice President         D. Twarogowski
                                                                             Vice President         T. Backus
VP & Dir.           C. Carlson                                               Vice President         G. Pearson
VP                  D. Hundley                                               Vice President         M. Stohler
VP                  J. Martin                                                Vice Pres.             J. Houser
                                                                             VP & Secy.             R. Benedict
                                                                             Asst. Secy.            J. Fischer
                                                                             Asst. Actuary          K. Flischel
-------------------------------    ------------------------------           ------------------------------------
                                                                                       SEPARATE ACCOUNT
                                                                          -------------------------------------
                                                                                              R

                                                                                             ---
                                  <= Advisor to  Advisor to =>
                 --------------------------------------------------------
------------------                    --------------------------------          --------------------------------
ONE FUND, INC.                        O.N. INVESTMENT MANAGEMENT CO.            OHIO NATIONAL FUND

A MARYLAND CORPORATION                AN OHIO CORPORATION                       A MARYLAND CORPORATION
AN OPEN END DIVERSIFIED               A FINANCIAL ADVISORY SERVICE              AN OPEN END DIVERSIFIED
MANAGEMENT INVESTMENT COMPANY         CAPITALIZED BY ONESCO @ $145,000          MANAGEMENT INVESTMENT COMPANY
-----------------------------         --------------------------------          --------------------------------
Pres. & Dir.        J. Palmer         Pres. & Dir.        J. Palmer             Pres. & Dir.        J. Palmer
Vice. Pres.         M. Boedeker                                           ----- Vice President      M. Boedeker
Vice  Pres.         J. Brom           VP & Dir.           G. Smith              Vice President      J. Brom
Vice Pres.          T. Barefield                                                Vice President      S. Williams
Vice Pres.          S. Williams                                                 Treasurer           D. Taney
Treasurer           D. Taney                                            --------Secy. & Dir.        R. Benedict
Secy. & Dir.        R. Benedict       Treasurer           D. Taney              Director            R. Love
Director            R. Love                                                     Director            G. Castrucci
Director            G. Castrucci      Secretary           M. Haverkamp          Director            G. Vredeveld
Director            G. Vredeveld                                                Sr. VP              T. Barefield

---------------------------------     --------------------------------            ---------------------------------

INDEMNIFICATION

Under Section 2-418 of the Maryland General Corporation Law, with respect to any proceedings against a present or former director, officer, agent or employee (a "corporate representative") of the Registrant (a Maryland corporation), except a proceeding brought by or on behalf of the Registrant, the Registrant may indemnify the corporate representative against expenses, including attorneys' fees, and judgments, fines, penalties, and amounts paid in settlement, if such expenses were actually and reasonably incurred by the corporate representative in connection with the proceedings, if: (i) he or she acted in good faith; (ii) in the case of conduct in his or her official capacity he or she reasonably believed that his or her conduct was in the best interests of the Registrant, and in all other cases he or she reasonably believed that his or her conduct was not opposed to the best interests of the Registrant; and (iii) with respect to any criminal proceeding, he or she had no reasonable cause to believe his or her conduct was unlawful. The Registrant is also authorized under Section 2-418 of the Maryland General Corporation Law to indemnify a corporate representative under certain circumstances against reasonable expenses incurred in connection with the defense of a suit or action by or in the right of the Registrant except where the corporate representative has been adjudged liable to the Registrant. Under Article 11 of the Registrant's By-laws, directors and officers of Registrant are entitled to indemnification by the Registrant to the fullest extent permitted under Maryland law and the Investment Company Act of 1940. Reference is made to Article 11 of Registrant's By-laws and Section 2-418 of the Maryland General Corporation Law.

BUSINESS AND OTHER CONNECTIONS OF INVESTMENT ADVISER

The Adviser is engaged in providing investment management services to the Registrant and to ONF. The Adviser is also authorized to provide such services to others. The Adviser has not engaged in any other business of a substantial nature during the past two fiscal years. The Adviser succeeded its predecessor, O.N. Investment Management Company ("ONIMCO") as investment adviser to the Registrant and ONF on May 1, 1996. The names of each director and officer of the Adviser and the business of a substantial nature of each during the past two fiscal years are as follows:

                             Position with        Business of a Substantial
Name                         the Adviser          Nature During Past Two Years
----                         -------------        ----------------------------

Joseph P. Brom               Director and         Executive Vice President
                             President            of ONLI; Vice President of Registrant;
                                                  Senior Vice President of ONLAC; Vice
                                                  President of ONF; until 1997 was
                                                  Director and President of ONIMCO.

Michael A. Boedeker          Director and         Vice President, Senior Investment Officer
                             Vice President       of ONLI; Vice President of ONLAC;
                                                  Vice President of Registrant;
                                                  Vice President of ONF; until 1997 was
                                                  Director and Vice President of ONIMCO.

Michael D. Stohler           Director and         Vice President, Mortgages and Real
                             Vice President       Estate of ONLI; Vice President of ONLAC.


Stephen T. Williams          Director and         Vice President, Equity Securities of
                             Vice President       ONLI; Vice President of Registrant; Vice
                                                  President of ONF; until 1997 was Director
                                                  and Vice President of ONIMCO.


Christopher A. Carlson       Director and         Vice President, Senior Investment Officer
                             Vice President       of ONLI; until 1999 was Investment Officer
                                                  of ONLI.

R. Douglas Hundley           Vice President       Investment  Officer of ONLI.

Jed R. Martin                Vice President       Investment Officer of ONLI

Stephen J. Komrska           Vice President       Investment Officer of ONLI

Ronald L. Benedict           Secretary            Corporate Vice President, Counsel
                                                  and Secretary of ONLI; Director and
                                                  Secretary of Registrant; Director and
                                                  Secretary of ONF; Director and Secretary
                                                  of ONEQ; Secretary of ONLAC; until 1997
                                                  was Secretary of ONIMCO.

Dennis R. Taney              Treasurer            Mutual Fund Financial Operations
                                                  Director of ONLI; Treasurer
                                                  of Registrant; Treasurer of ONF;
                                                  until 1997 was Treasurer of ONIMCO.






Business and Other Connections of FGIM.

Federated Global Investment Management Corp. ("FGIM") provides investment management services to the International portfolio of the Registrant and to the International and International Small Company portfolios of ONF. FGIM is registered under the Investment Advisers Act (file no 801-49470) and its Form ADV, containing details of the business and other connections of FGIM, its officers and directors, is incorporated herein by reference.

BUSINESS AND OTHER CONNECTIONS OF PBA


Pilgrim Baxter & Associates, Ltd. ("PBA") provides investment management services to the Core Growth Portfolios of the Registrant and of ONF. PBA is registered under the Investment Advisers Act (File no. 801-48872) and its Form ADV, containing details of the business and other connections of FGIM, its officers and directors, is incorporated herein by reference.



PRINCIPAL UNDERWRITERS

The principal underwriter, ONEQ, also acts as the principal underwriter of variable annuity contracts issued by ONLI pursuant to Ohio National Variable Accounts A (File No. 811-1978), B (File No. 811-1979) and D (File No. 811-8642).
ONEQ, is also the principal underwriter of variable life insurance contracts issued by ONLAC pursuant to Ohio National Variable Account R (File No. 811-4320).

Name and Principal           Positions and Offices    Positions and Offices
Business Address *           with Underwriter         with Registrant
------------------           ---------------------    ---------------------
David B. O'Maley             Director and Chairman         None

John J. Palmer               Director, President and       Director and President
                             Chief Executive Officer

James I. Miller II           Director and Vice President   None

Trudy K. Backus              Director and Vice President   None

Thomas A. Barefield          Senior Vice President         Vice President

Ronald L.  Benedict          Director and Secretary        Director and Secretary



Barbara Turner               Operations Vice President     None
                             Treasurer
                             Compliance and Financial
                             Operations Officer



* The principal business address of each of the foregoing individuals is One Financial Way, Cincinnati, Ohio 45242.

No commissions or compensation have been received, directly or indirectly, during the Registrant's last fiscal year, by any principal underwriter that is not an affiliated person of the Registrant or an affiliated person of such an affiliated person.

LOCATION OF ACCOUNTS AND RECORDS

The books and records required under Section 31(a) and Rules thereunder are maintained and in the possession of the following persons:

(a)            Journals and other records of original entry:


                 For those portfolios other than the International
                 Portfolio:



                 Firstar Bank, N.A.
                 425 Walnut Street
                 Cincinnati, Ohio  45202

                 and

                 American Data Services, Inc. ("ADS")
                 24 West Carver Street
                 Huntington, NY  11743


                 For the International Portfolio:


                 Investors Fiduciary Trust Co. ("IFTC")
                 127 West Tenth Street
                 Kansas City, Missouri  64105

(b)              General and auxiliary ledgers:

                 ADS and IFTC

(c)              Securities records for portfolio securities:

                 ADS and IFTC

(d)           Corporate charter (Articles of Incorporation), By-Laws and
              Minute Books:

                 Ronald L. Benedict, Secretary
                 ONE Fund, Inc.
                 One Financial Way
                 Cincinnati, Ohio  45242

(e)           Records of brokerage orders:

                 The Adviser

(f)           Records of other portfolio transactions:

                 The Adviser

(g)           Records of options:

                 The Adviser

(h)           Records of trial balances:

                 ADS and IFTC

(i) Quarterly records of allocation of brokerage orders and commissions:

                 The Adviser

(j) Records identifying persons or group authorizing portfolio transactions:

                 The Adviser

(k)           Files of advisory materials

                 The Adviser

MANAGEMENT SERVICES

Not Applicable

UNDERTAKINGS

Not Applicable

                                   SIGNATURES

Pursuant to the requirements of the Securities Act of l933 and the Investment Company Act of l940, ONE Fund, Inc. has duly caused this post-effective amendment to its registration statement to be signed on its behalf by the ned thereunto duly authorized in the City of Cincinnati and the State of Ohio on the 1st day of September, 1999.


                                 ONE FUND, INC.

                            By /s/ John J. Palmer
                              ------------------------------
                              John J. Palmer, President

Attest /s/ Ronald L. Benedict
      -----------------------
      Ronald L. Benedict, Secretary

Pursuant to the requirements of the Securities Act of l933, this post-effective amendment to its registration statement has been signed below by the following persons in the capacities and on the dates indicated.

Signature                  Title                               Date
---------                  -----                               ----

John J. Palmer          President and Director                 September 1, 1999
-----------------------    (Principal Executive Officer)
John J. Palmer

/s/ Dennis R. Taney        Treasurer (Principal Financial      September 1, 1999
-----------------------    and Accounting Officer)
Dennis R. Taney

/s/ Ronald L. Benedict     Director                            September 1, 1999
-----------------------
Ronald L. Benedict

/s/ George E. Castrucci    Director                            September 1, 1999
-----------------------
George E. Castrucci

/s/ Ross Love              Director                            September 1, 1999
-----------------------
Ross Love

/s/ George M. Vredeveld    Director                            September 1, 1999
-----------------------
George M. Vredeveld

                         INDEX OF CONSENTS AND EXHIBITS

                                                            Page Number in
Exhibit                                                     Sequential Numbering
Number                     Description                      System Where Located
-------                    -----------                      --------------------
              Consent of Ronald L. Benedict, Esq.

              Consent of Jones & Blouch L.L.P.


              Consent of KPMG LLP

[OHIO NATIONAL FINANCIAL SERVICES LETTERHEAD]



                               September 3, 1999


The Board of Directors
ONE Fund, Inc.
One Financial Way
Cincinnati, Ohio  45242


Re:  ONE Fund, Inc. Registration Statement
     File Nos. 33-47811 and 811-6675
     Post-effective Amendment No. 13


Gentlemen:

The undersigned hereby consents to the use of my name under the caption of "Legal Counsel" in the registration statement on Form N-1A of the above captioned registrant.


                                                     Sincerely,

                                                     /s/ Ronald L. Benedict
                                                     ---------------------------
                                                     Ronald L. Benedict
                                                     Secretary and Legal Counsel

RLB/nh

                             Jones & Blouch L.L.P.
                                 Suite 405-West
                        1025 Thomas Jefferson St., N.W.
                              Washington, DC 20007
                                 (202) 223-3500


                               September 3, 1999



ONE Fund, Inc.
One Financial Way
Cincinnati, OH 45201

Dear Sirs:


        We hereby consent to the reference to this firm under the caption "Legal Counsel" in the Statement of Additional Information included in Post-Effective Amendment No. 13 under the Securities Act of 1933 to the Registration Statement for ONE Fund, Inc. to be filed with the Securities and Exchange Commission, File No. 33-47811.


                                                Very truly yours,

                                                /s/ Jones & Blouch L.L.P.
                                                --------------------------
                                                Jones & Blouch L.L.P.

                         INDEPENDENT AUDITORS' CONSENT



We consent to the use of our report for the One Fund, Inc. dated July 30, 1999 included herein and to the use our name under the headings "Financial Highlights" in the Prospectus and "Experts" in the Statement of Additional Information in Post-Effective Amendment No. 13 to File No. 33-47811.


                                        KPMG LLP

Cincinnati, Ohio
September 3, 1999